UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2016

MFS® CORE EQUITY FUND

RGI-ANN

MFS® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Chevron Corp.	2.3%
Alphabet, Inc., “A”	2.2%
Citigroup, Inc.	2.2%
Broadcom Corp.	2.1%
Aon PLC	1.8%
SBA Communications Corp.	1.7%
Merck & Co., Inc.	1.5%
Procter & Gamble Co.	1.4%
U.S. Bancorp	1.4%
Texas Instruments, Inc.	1.3%

Equity sectors
Financial Services	18.1%
Technology	16.2%
Health Care	14.0%
Industrial Goods & Services	7.8%
Retailing	7.4%
Consumer Staples	7.4%
Utilities & Communications (s)	6.6%
Energy	5.8%
Leisure	5.3%
Special Products & Services	4.0%
Basic Materials	3.4%
Transportation	1.8%
Autos & Housing	1.5%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS Core Equity Fund (“fund”) provided a total return of 9.09%, at net asset value. This compares with a return of 11.44% for the fund’s benchmark, the Russell 3000® Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the whole vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Security selection in the health care and energy sectors was a significant factor that weakened performance relative to the Russell 3000® Index. Within the health care sector, owning Canadian pharmaceutical company Valeant Pharmaceuticals (b)(h) hurt relative results. Shares of Valeant Pharmaceuticals declined throughout the period as fallout from political pressure on the company’s drug price strategy, an SEC investigation into the company’s accounting treatment of its unusual and undisclosed arrangement with online pharmacy Philidor and other legal concerns appeared to have weighed on investors’ sentiment. Also in this sector, overweighting drug-maker Endo International (h), biopharmaceutical companies Alexion Pharmaceuticals and AMAG Pharmaceuticals (h) and eye care and skin care products company Allergan hurt relative returns. Not holding diversified medical products maker Johnson & Johnson further

Management Review – continued

hindered relative results. Within the energy sector, overweighting global integrated energy company Hess (h) held back relative performance as the decline in global oil prices negatively impacted earnings results.

Stocks in other sectors that detracted from relative returns included an underweight position in software giant Microsoft and an overweight position in financial services company American Express (h).

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong security selection in both the financial services and leisure sectors contributed positively to relative performance. Within the financial services sector, overweight positions in real estate investment trusts Medical Properties Trust and Mid-America Apartment Communities and securities exchange services provider NASDAQ supported relative returns. Shares of Medical Properties Trust rose in the latter half of the period driven by the proceeds of two asset sales that were used to help strengthen the firm’s balance sheet by reducing leverage. Underweight positions in diversified financial services firms Citigroup and Bank of America also helped relative results within the space. Stock selection in the leisure sector further benefited relative performance however, there were no individual securities within this sector that were among the fund’s top relative contributors.

Elsewhere, overweight positions in analog semiconductor manufacturer Avago Technologies (h), semiconductor company Texas Instruments, chemicals manufacturer Albemarle and software company Adobe Systems lifted relative returns. Lastly, not owning biotech firm Gilead Sciences also buoyed relative results.

Respectfully,

Joseph MacDougall
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	9.09%	13.73%	7.87%	N/A
B	1/02/97	8.24%	12.88%	7.08%	N/A
C	1/02/97	8.24%	12.88%	7.09%	N/A
I	1/02/97	9.36%	14.01%	8.17%	N/A
R1	4/01/05	8.29%	12.88%	7.08%	N/A
R2	10/31/03	8.82%	13.44%	7.61%	N/A
R3	4/01/05	9.06%	13.73%	7.88%	N/A
R4	4/01/05	9.36%	14.01%	8.13%	N/A
R6 (formerly Class R5)	1/02/13	9.46%	N/A	N/A	14.10%
Comparative benchmark
Russell 3000® Index (f)		11.44%	14.46%	7.59%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.81%	12.39%	7.23%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		4.36%	12.63%	7.08%	N/A
C With CDSC (1% for 12 months) (v)		7.27%	12.88%	7.09%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.04%	$1,000.00	$1,145.31	$5.61
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28
B	Actual	1.80%	$1,000.00	$1,140.95	$9.69
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
C	Actual	1.79%	$1,000.00	$1,141.00	$9.63
	Hypothetical (h)	1.79%	$1,000.00	$1,016.14	$9.07
I	Actual	0.79%	$1,000.00	$1,146.94	$4.26
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
R1	Actual	1.80%	$1,000.00	$1,141.07	$9.69
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
R2	Actual	1.30%	$1,000.00	$1,144.11	$7.01
	Hypothetical (h)	1.30%	$1,000.00	$1,018.60	$6.60
R3	Actual	1.05%	$1,000.00	$1,145.01	$5.66
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
R4	Actual	0.80%	$1,000.00	$1,146.93	$4.32
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R6 (formerly Class R5)	Actual	0.69%	$1,000.00	$1,147.70	$3.73
	Hypothetical (h)	0.69%	$1,000.00	$1,021.67	$3.51

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
Issuer	Shares/Par	Value ($)
Aerospace - 3.8%
Honeywell International, Inc.	161,047	$18,795,795
Leidos Holdings, Inc.	106,380	4,309,454
Northrop Grumman Corp.	56,295	11,938,481
Orbital ATK, Inc.	60,933	4,596,176
Rockwell Collins, Inc.	50,101	4,192,953
Textron, Inc.	60,927	2,488,868
United Technologies Corp.	118,660	12,628,984

		$58,950,711
Alcoholic Beverages - 0.4%
Constellation Brands, Inc., “A”	42,377	$6,951,947

Apparel Manufacturers - 1.9%
Hanesbrands, Inc.	312,656	$8,297,890
NIKE, Inc., “B”	242,911	14,001,390
PVH Corp.	61,555	6,633,167

		$28,932,447
Automotive - 0.8%
Delphi Automotive PLC	102,326	$7,230,355
Harman International Industries, Inc.	68,897	5,834,887

		$13,065,242
Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (a)	100,275	$12,620,612
Celgene Corp. (a)	149,245	15,930,411

		$28,551,023
Broadcasting - 2.0%
Interpublic Group of Companies, Inc.	292,959	$6,779,071
Time Warner, Inc.	182,331	14,296,574
Twenty-First Century Fox, Inc.	376,578	9,241,224

		$30,316,869
Brokerage & Asset Managers - 1.3%
Blackstone Group LP	202,359	$5,548,684
Charles Schwab Corp.	307,238	9,665,707
NASDAQ, Inc.	62,633	4,460,096

		$19,674,487

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 2.6%
Amdocs Ltd.	62,679	$3,768,261
Cognizant Technology Solutions Corp., “A” (a)	129,794	7,455,367
Fidelity National Information Services, Inc.	136,021	10,790,546
Gartner, Inc. (a)	50,146	4,563,286
Global Payments, Inc.	110,886	8,421,792
Travelport Worldwide Ltd.	334,462	4,592,163

		$39,591,415
Cable TV - 1.1%
Charter Communications, Inc., “A” (a)	67,673	$17,406,172

Chemicals - 2.1%
Agrium, Inc.	45,770	$4,410,170
E.I. du Pont de Nemours & Co.	74,002	5,150,539
FMC Corp.	80,560	3,781,486
Ingevity Corp. (a)	82,073	3,642,400
Monsanto Co.	74,715	7,957,148
PPG Industries, Inc.	78,196	8,279,392

		$33,221,135
Computer Software - 3.8%
Adobe Systems, Inc. (a)	148,049	$15,146,893
Akamai Technologies, Inc. (a)	182,550	10,021,995
Microsoft Corp.	225,305	12,946,025
Sabre Corp.	156,461	4,404,377
Salesforce.com, Inc. (a)	202,444	16,078,102

		$58,597,392
Computer Software - Systems - 2.3%
Apple, Inc.	135,668	$14,394,375
Hewlett Packard Enterprise	341,874	7,343,454
NCR Corp. (a)	147,583	4,995,685
SS&C Technologies Holdings, Inc.	259,490	8,550,196

		$35,283,710
Construction - 0.6%
GMS, Inc. (a)	8,161	$199,700
Sherwin-Williams Co.	20,553	5,831,092
Toll Brothers, Inc. (a)	121,537	3,778,585

		$9,809,377
Consumer Products - 2.0%
Estee Lauder Cos., Inc., “A”	63,130	$5,633,090
Newell Brands, Inc.	82,980	4,404,578

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - continued
Procter & Gamble Co.	243,114	$21,226,283

		$31,263,951
Consumer Services - 1.4%
Nord Anglia Education, Inc. (a)	291,316	$6,170,073
Priceline Group, Inc. (a)	7,782	11,024,993
ServiceMaster Global Holdings, Inc. (a)	134,487	5,017,710

		$22,212,776
Containers - 0.5%
Berry Plastics Group, Inc. (a)	102,436	$4,649,570
Graphic Packaging Holding Co.	253,098	3,629,425

		$8,278,995
Electrical Equipment - 1.3%
AMETEK, Inc.	199,926	$9,746,393
Tyco International PLC	154,218	6,736,242
W.W. Grainger, Inc.	14,045	3,239,620

		$19,722,255
Electronics - 4.7%
Analog Devices, Inc.	163,229	$10,211,606
Broadcom Corp.	181,180	31,963,776
KLA-Tencor Corp.	54,586	3,780,626
Mellanox Technologies Ltd. (a)	146,185	6,408,750
Texas Instruments, Inc.	298,043	20,725,910

		$73,090,668
Energy - Independent - 2.3%
Concho Resources, Inc. (a)	35,402	$4,573,938
Energen Corp.	21,299	1,224,693
EOG Resources, Inc.	82,233	7,276,798
EQT Corp.	22,135	1,582,653
Memorial Resource Development Corp. (a)	70,838	1,020,067
Noble Energy, Inc.	62,346	2,149,690
Pioneer Natural Resources Co.	30,680	5,493,254
Synergy Resources Corp. (a)	140,671	921,395
Valero Energy Corp.	208,854	11,560,069

		$35,802,557
Energy - Integrated - 2.3%
Chevron Corp. (s)	356,828	$35,889,760

Engineering - Construction - 0.2%
Team, Inc. (a)	77,870	$2,473,930

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 3.7%
Archer Daniels Midland Co.	128,312	$5,614,933
Coca-Cola European Partners PLC	115,712	4,449,126
Freshpet, Inc. (a)(l)	174,649	1,835,561
J.M. Smucker Co.	120,776	17,124,829
Mead Johnson Nutrition Co., “A”	69,266	5,892,459
Mondelez International, Inc.	290,043	13,057,736
Monster Worldwide, Inc. (a)	51,571	7,936,261
Snyders-Lance, Inc.	42,679	1,508,276

		$57,419,181
Food & Drug Stores - 1.0%
CVS Health Corp.	123,716	$11,555,074
Kroger Co.	147,723	4,725,659

		$16,280,733
Gaming & Lodging - 0.3%
Marriott International, Inc., “A” (l)	70,259	$5,011,574

General Merchandise - 2.0%
Costco Wholesale Corp.	84,254	$13,656,731
Dollar Tree, Inc. (a)	93,425	7,726,248
Five Below, Inc. (a)	59,320	2,643,299
Target Corp.	97,158	6,819,520

		$30,845,798
Health Maintenance Organizations - 1.3%
Cigna Corp.	44,834	$5,750,409
UnitedHealth Group, Inc.	106,013	14,423,069

		$20,173,478
Insurance - 3.3%
American International Group, Inc.	141,044	$8,438,663
Aon PLC	247,690	27,580,282
Chubb Ltd.	120,754	15,327,305

		$51,346,250
Internet - 4.2%
Alphabet, Inc., “A” (a)(s)	43,656	$34,481,692
Alphabet, Inc., “C” (a)	14,924	11,447,454
Facebook, Inc., “A” (a)	76,527	9,651,585
LinkedIn Corp., “A” (a)	28,367	5,467,739
LogMeIn, Inc.	45,750	3,820,125

		$64,868,595

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 2.3%
Allison Transmission Holdings, Inc.	131,748	$3,654,690
Illinois Tool Works, Inc.	82,195	9,768,876
IPG Photonics Corp. (a)	58,412	5,080,676
Roper Technologies, Inc.	72,605	12,891,018
SPX FLOW, Inc. (a)	139,299	4,096,784

		$35,492,044
Major Banks - 2.4%
Bank of America Corp.	752,404	$12,143,801
Goldman Sachs Group, Inc.	82,710	14,016,037
PNC Financial Services Group, Inc.	127,029	11,445,313

		$37,605,151
Medical & Health Technology & Services - 1.5%
Cerner Corp. (a)	31,509	$2,033,591
Healthcare Services Group, Inc.	33,847	1,366,403
LifePoint Hospitals, Inc. (a)	53,541	3,030,421
McKesson Corp.	54,363	10,036,497
MEDNAX, Inc. (a)	38,740	2,547,930
VCA, Inc. (a)	56,423	3,995,313

		$23,010,155
Medical Equipment - 4.8%
Abbott Laboratories	273,409	$11,488,646
Cepheid, Inc. (a)	51,839	1,779,114
CONMED Corp.	57,285	2,337,228
Danaher Corp.	70,583	5,746,162
DexCom, Inc. (a)	23,878	2,175,047
Medtronic PLC	219,693	19,119,882
NxStage Medical, Inc. (a)	89,838	2,053,697
PerkinElmer, Inc.	86,014	4,580,246
Steris PLC	31,641	2,236,386
Stryker Corp.	105,288	12,177,610
Zimmer Biomet Holdings, Inc.	79,492	10,302,958

		$73,996,976
Metals & Mining - 0.2%
First Quantum Minerals Ltd.	138,097	$1,046,732
Lundin Mining Corp. (a)	587,621	2,222,510

		$3,269,242
Natural Gas - Distribution - 0.3%
New Jersey Resources Corp.	81,858	$2,753,703
Sempra Energy	15,511	1,622,916

		$4,376,619

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 0.6%
Cheniere Energy, Inc. (a)	131,473	$5,640,192
Enterprise Products Partners LP	90,886	2,399,390
EQT GP Holdings LP	28,158	706,484

		$8,746,066
Network & Telecom - 1.2%
Cisco Systems, Inc.	465,316	$14,629,535
Ixia (a)	379,881	4,380,028

		$19,009,563
Oil Services - 1.2%
Forum Energy Technologies, Inc. (a)	104,832	$1,841,898
Halliburton Co.	175,593	7,552,255
Oil States International, Inc. (a)	49,609	1,538,871
Schlumberger Ltd.	92,303	7,291,937

		$18,224,961
Other Banks & Diversified Financials - 7.4%
Bank of The Ozarks, Inc.	90,803	$3,557,662
Citigroup, Inc. (s)	707,447	33,773,520
Discover Financial Services	243,958	14,637,480
EuroDekania Ltd.	580,280	106,800
First Republic Bank	71,001	5,464,237
Signature Bank (a)	29,526	3,602,467
Texas Capital Bancshares, Inc. (a)	126,099	6,622,719
U.S. Bancorp	480,667	21,221,448
Visa, Inc., “A”	231,062	18,692,916
Wintrust Financial Corp.	128,357	7,134,082

		$114,813,331
Pharmaceuticals - 4.7%
Allergan PLC (a)	74,164	$17,394,425
Eli Lilly & Co.	217,266	16,892,432
Merck & Co., Inc.	368,990	23,168,882
Zoetis, Inc.	294,249	15,036,124

		$72,491,863
Pollution Control - 0.3%
Clean Harbors, Inc. (a)	90,237	$4,313,329

Railroad & Shipping - 1.5%
Canadian Pacific Railway Ltd.	64,974	$9,948,169
Union Pacific Corp.	132,458	12,653,713

		$22,601,882

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 3.7%
Gramercy Property Trust, Inc., REIT	1,211,439	$11,726,730
Medical Properties Trust, Inc., REIT	1,334,485	20,377,586
Mid-America Apartment Communities, Inc., REIT	20,510	1,927,735
Store Capital Corp., REIT	145,188	4,301,920
Sun Communities, Inc., REIT	47,431	3,629,420
Tanger Factory Outlet Centers, Inc., REIT	298,277	12,121,977
Washington Prime Group, Inc., REIT	281,532	3,868,250

		$57,953,618
Restaurants - 1.9%
Aramark	287,964	$10,922,475
Domino’s Pizza, Inc.	24,518	3,667,157
Starbucks Corp.	80,300	4,515,269
Wingstop, Inc. (l)	91,093	2,759,207
YUM! Brands, Inc.	92,104	8,354,754

		$30,218,862
Specialty Chemicals - 0.5%
A. Schulman, Inc.	116,087	$2,960,219
Air Products & Chemicals, Inc.	20,895	3,251,680
Albemarle Corp.	26,849	2,147,115

		$8,359,014
Specialty Stores - 2.5%
Amazon.com, Inc. (a)	18,540	$14,260,226
AutoZone, Inc. (a)	5,406	4,010,171
Lululemon Athletica, Inc. (a)	56,797	4,345,538
Ross Stores, Inc.	91,987	5,725,271
Tiffany & Co.	48,518	3,462,730
Urban Outfitters, Inc. (a)	210,166	7,534,451

		$39,338,387
Telecommunications - Wireless - 1.7%
SBA Communications Corp. (a)	231,827	$26,463,052

Telephone Services - 1.0%
Verizon Communications, Inc.	299,071	$15,650,385

Tobacco - 1.2%
Philip Morris International, Inc.	114,818	$11,473,763
Reynolds American, Inc.	159,011	7,882,175

		$19,355,938

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 0.3%
Swift Transportation Co. (a)	272,962	$5,079,823

Utilities - Electric Power - 2.8%
Alliant Energy Corp.	86,807	$3,294,326
American Electric Power Co., Inc.	47,960	3,096,777
Calpine Corp. (a)	205,417	2,563,604
CMS Energy Corp.	97,232	4,080,827
Dominion Resources, Inc.	91,815	6,809,000
Exelon Corp.	164,295	5,586,030
FirstEnergy Corp.	116,485	3,812,554
NextEra Energy, Inc.	54,122	6,545,515
Xcel Energy, Inc.	172,000	7,113,915

		$42,902,548
Total Common Stocks (Identified Cost, $1,283,865,747)		$1,538,305,237

Convertible Preferred Stocks - 0.4%
Telephone Services - 0.4%
Frontier Communications Corp., 11.125% (Identified Cost, $7,176,839)	75,049	$6,776,174

Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $10,178,267)	10,178,267	$10,178,267

Collateral for Securities Loaned - 0.1%
Navigator Securities Lending Prime Portfolio, 0.43%, at Cost and Net Asset Value (j)	1,240,870	$1,240,870
Total Investments (Identified Cost, $1,302,461,723)		$1,556,500,548

Securities Sold Short - (0.2)%
Telecommunications - Wireless - (0.2)%
Crown Castle International Corp., REIT (Proceeds Received, $2,624,077)	(31,700)	$(3,004,209)

Other Assets, Less Liabilities - (0.0)%		(500,211)
Net Assets - 100.0%		$1,552,996,128

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

At August 31, 2016, the fund had cash collateral of $35,370 and other liquid securities with an aggregate value of $6,043,638 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,292,283,456)	$1,546,322,281
Underlying affiliated funds, at value (identified cost, $10,178,267)	10,178,267
Total investments, at value, including $5,323,929 of securities on loan (identified cost, $1,302,461,723)	$1,556,500,548
Deposits with brokers	35,370
Receivables for
Investments sold	1,561,468
Fund shares sold	2,373,148
Interest and dividends	2,182,218
Other assets	1,556
Total assets	$1,562,654,308
Liabilities
Payables for
Securities sold short, at value (proceeds received, $2,624,077)	$3,004,209
Investments purchased	1,805,152
Fund shares reacquired	2,851,297
Collateral for securities loaned, at value (c)	1,240,870
Payable to affiliates
Investment adviser	50,369
Shareholder servicing costs	378,882
Distribution and service fees	17,342
Payable for independent Trustees’ compensation	76,476
Accrued expenses and other liabilities	233,583
Total liabilities	$9,658,180
Net assets	$1,552,996,128
Net assets consist of
Paid-in capital	$1,249,926,537
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	253,658,687
Accumulated net realized gain (loss) on investments and foreign currency	40,052,334
Undistributed net investment income	9,358,570
Net assets	$1,552,996,128
Shares of beneficial interest outstanding	58,031,712

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$959,811,945	35,918,915	$26.72
Class B	30,323,790	1,265,535	23.96
Class C	89,159,960	3,760,270	23.71
Class I	61,739,083	2,197,145	28.10
Class R1	2,934,788	123,850	23.70
Class R2	15,932,250	610,006	26.12
Class R3	77,216,632	2,901,250	26.61
Class R4	15,799,305	586,625	26.93
Class R6 (formerly Class R5)	300,078,375	10,668,116	28.13

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.35 [100 / 94.25 x $26.72]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
(c)	Non-cash collateral is not included.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$23,858,823
Interest	91,989
Dividends from underlying affiliated funds	34,729
Foreign taxes withheld	(27,999)
Total investment income	$23,957,542
Expenses
Management fee	$7,689,192
Distribution and service fees	3,839,642
Shareholder servicing costs	1,943,582
Administrative services fee	214,860
Independent Trustees’ compensation	33,110
Custodian fee	113,575
Shareholder communications	98,079
Audit and tax fees	54,634
Legal fees	12,670
Dividend and interest expense on securities sold short	174,007
Miscellaneous	215,847
Total expenses	$14,389,198
Fees paid indirectly	(16)
Reduction of expenses by investment adviser and distributor	(143,769)
Net expenses	$14,245,413
Net investment income	$9,712,129
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$47,127,411
Securities sold short	(241,464)
Foreign currency	3,195
Net realized gain (loss) on investments and foreign currency	$46,889,142
Change in unrealized appreciation (depreciation)
Investments	$64,252,982
Securities sold short	(315,385)
Translation of assets and liabilities in foreign currencies	(34)
Net unrealized gain (loss) on investments and foreign currency translation	$63,937,563
Net realized and unrealized gain (loss) on investments and foreign currency	$110,826,705
Change in net assets from operations	$120,538,834

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment income	$9,712,129	$6,007,217
Net realized gain (loss) on investments and foreign currency	46,889,142	132,457,805
Net unrealized gain (loss) on investments and foreign currency translation	63,937,563	(124,410,286)
Change in net assets from operations	$120,538,834	$14,054,736
Distributions declared to shareholders
From net investment income	$(5,821,876)	$(5,098,135)
From net realized gain on investments	(119,401,189)	(95,270,510)
Total distributions declared to shareholders	$(125,223,065)	$(100,368,645)
Change in net assets from fund share transactions	$309,510,191	$42,386,413
Total change in net assets	$304,825,960	$(43,927,496)
Net assets
At beginning of period	1,248,170,168	1,292,097,664
At end of period (including undistributed net investment income of $9,358,570 and $5,736,851, respectively)	$1,552,996,128	$1,248,170,168

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.19	$29.19	$23.82	$19.68	$17.20
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.15	$0.13	$0.18	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.08	0.13	5.41	4.07	2.47
Total from investment operations	$2.26	$0.28	$5.54	$4.25	$2.58
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.17)	$(0.11)	$(0.10)
From net realized gain on investments	(2.59)	(2.15)	—	—	—
Total distributions declared to shareholders	$(2.73)	$(2.28)	$(0.17)	$(0.11)	$(0.10)
Net asset value, end of period (x)	$26.72	$27.19	$29.19	$23.82	$19.68
Total return (%) (r)(s)(t)(x)	9.09	0.98	23.33	21.69	15.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.05	1.05	1.11	1.15
Expenses after expense reductions (f)	1.05	1.04	1.04	1.11	1.15
Net investment income	0.70	0.52	0.49	0.81	0.61
Portfolio turnover	68	53	48	58	65
Net assets at end of period (000 omitted)	$959,812	$963,167	$1,002,028	$873,139	$686,616
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.04	1.03	1.04	1.10	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.70	$26.78	$21.88	$18.11	$15.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.06)	$(0.06)	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.87	0.13	4.96	3.76	2.27
Total from investment operations	$1.85	$0.07	$4.90	$3.77	$2.25
Less distributions declared to shareholders
From net realized gain on investments	$(2.59)	$(2.15)	$—	$—	$—
Net asset value, end of period (x)	$23.96	$24.70	$26.78	$21.88	$18.11
Total return (%) (r)(s)(t)(x)	8.24	0.25	22.39	20.82	14.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.80	1.80	1.86	1.91
Expenses after expense reductions (f)	1.81	1.80	1.80	1.86	1.90
Net investment income (loss)	(0.07)	(0.23)	(0.26)	0.07	(0.14)
Portfolio turnover	68	53	48	58	65
Net assets at end of period (000 omitted)	$30,324	$34,126	$40,536	$40,495	$43,320
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.79	1.79	1.80	1.86	1.90

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.47	$26.55	$21.72	$17.98	$15.74
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.06)	$(0.06)	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.84	0.13	4.92	3.73	2.26
Total from investment operations	$1.83	$0.07	$4.86	$3.74	$2.24
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$—	$—
From net realized gain on investments	(2.59)	(2.15)	—	—	—
Total distributions declared to shareholders	$(2.59)	$(2.15)	$(0.03)	$—	$—
Net asset value, end of period (x)	$23.71	$24.47	$26.55	$21.72	$17.98
Total return (%) (r)(s)(t)(x)	8.24	0.26	22.38	20.80	14.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.80	1.80	1.86	1.90
Expenses after expense reductions (f)	1.81	1.80	1.80	1.86	1.90
Net investment income (loss)	(0.05)	(0.23)	(0.26)	0.06	(0.14)
Portfolio turnover	68	53	48	58	65
Net assets at end of period (000 omitted)	$89,160	$88,020	$89,702	$78,777	$64,258
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.79	1.79	1.80	1.86	1.90

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.44	$30.43	$24.82	$20.49	$17.91
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.23	$0.21	$0.24	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.15	0.13	5.62	4.25	2.57
Total from investment operations	$2.44	$0.36	$5.83	$4.49	$2.73
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.20)	$(0.22)	$(0.16)	$(0.15)
From net realized gain on investments	(2.59)	(2.15)	—	—	—
Total distributions declared to shareholders	$(2.78)	$(2.35)	$(0.22)	$(0.16)	$(0.15)
Net asset value, end of period (x)	$28.10	$28.44	$30.43	$24.82	$20.49
Total return (%) (r)(s)(x)	9.36	1.23	23.61	22.03	15.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.80	0.80	0.86	0.90
Expenses after expense reductions (f)	0.80	0.80	0.80	0.86	0.90
Net investment income	1.07	0.77	0.73	1.05	0.86
Portfolio turnover	68	53	48	58	65
Net assets at end of period (000 omitted)	$61,739	$49,768	$45,089	$29,812	$20,441
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.79	0.79	0.80	0.86	0.90

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$24.45	$26.54	$21.69		$17.95	$15.72
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.06)	$(0.06)		$0.02	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.86	0.12	4.91		3.72	2.25
Total from investment operations	$1.84	$0.06	$4.85		$3.74	$2.23
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$—	$—
From net realized gain on investments	(2.59)	(2.15)	—		—	—
Total distributions declared to shareholders	$(2.59)	$(2.15)	$(0.00	)(w)	$—	$—
Net asset value, end of period (x)	$23.70	$24.45	$26.54		$21.69	$17.95
Total return (%) (r)(s)(x)	8.29	0.22	22.38		20.84	14.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.80	1.80		1.86	1.90
Expenses after expense reductions (f)	1.81	1.80	1.80		1.86	1.90
Net investment income (loss)	(0.09)	(0.23)	(0.26)		0.08	(0.14)
Portfolio turnover	68	53	48		58	65
Net assets at end of period (000 omitted)	$2,935	$3,625	$4,132		$3,839	$4,098
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.80	1.79	1.80		1.85	1.90

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.62	$28.59	$23.35	$19.28	$16.86
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.07	$0.06	$0.12	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	0.14	5.29	4.00	2.42
Total from investment operations	$2.15	$0.21	$5.35	$4.12	$2.48
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)	$(0.11)	$(0.05)	$(0.06)
From net realized gain on investments	(2.59)	(2.15)	—	—	—
Total distributions declared to shareholders	$(2.65)	$(2.18)	$(0.11)	$(0.05)	$(0.06)
Net asset value, end of period (x)	$26.12	$26.62	$28.59	$23.35	$19.28
Total return (%) (r)(s)(x)	8.82	0.75	22.96	21.44	14.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.30	1.30	1.36	1.40
Expenses after expense reductions (f)	1.31	1.30	1.30	1.36	1.40
Net investment income	0.46	0.27	0.24	0.56	0.36
Portfolio turnover	68	53	48	58	65
Net assets at end of period (000 omitted)	$15,932	$16,332	$19,434	$19,625	$17,369
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.29	1.29	1.30	1.36	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.10	$29.10	$23.75	$19.63	$17.16
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.15	$0.13	$0.18	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.06	0.13	5.39	4.05	2.47
Total from investment operations	$2.24	$0.28	$5.52	$4.23	$2.58
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.17)	$(0.11)	$(0.11)
From net realized gain on investments	(2.59)	(2.15)	—	—	—
Total distributions declared to shareholders	$(2.73)	$(2.28)	$(0.17)	$(0.11)	$(0.11)
Net asset value, end of period (x)	$26.61	$27.10	$29.10	$23.75	$19.63
Total return (%) (r)(s)(x)	9.06	0.99	23.32	21.68	15.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.05	1.05	1.11	1.15
Expenses after expense reductions (f)	1.06	1.05	1.05	1.11	1.15
Net investment income	0.71	0.52	0.49	0.81	0.61
Portfolio turnover	68	53	48	58	65
Net assets at end of period (000 omitted)	$77,217	$65,775	$68,977	$58,381	$46,833
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.04	1.04	1.05	1.10	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.39	$29.40	$23.99	$19.81	$17.32
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.22	$0.20	$0.23	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.11	0.12	5.44	4.11	2.48
Total from investment operations	$2.34	$0.34	$5.64	$4.34	$2.64
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.23)	$(0.16)	$(0.15)
From net realized gain on investments	(2.59)	(2.15)	—	—	—
Total distributions declared to shareholders	$(2.80)	$(2.35)	$(0.23)	$(0.16)	$(0.15)
Net asset value, end of period (x)	$26.93	$27.39	$29.40	$23.99	$19.81
Total return (%) (r)(s)(x)	9.36	1.22	23.62	22.03	15.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.80	0.81	0.86	0.91
Expenses after expense reductions (f)	0.81	0.80	0.80	0.86	0.90
Net investment income	0.90	0.76	0.72	1.04	0.86
Portfolio turnover	68	53	48	58	65
Net assets at end of period (000 omitted)	$15,799	$21,159	$19,706	$6,165	$1,871
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.79	0.79	0.80	0.86	0.90

See Notes to Financial Statements

Financial Highlights – continued

Class R6 (formerly Class R5)	Years ended 8/31
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$28.49	$30.47	$24.84	$21.02
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.24	$0.23	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.89	0.15	5.64	3.60
Total from investment operations	$2.47	$0.39	$5.87	$3.82
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.24)	$—
From net realized gain on investments	(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(2.83)	$(2.37)	$(0.24)	$—
Net asset value, end of period (x)	$28.13	$28.49	$30.47	$24.84
Total return (%) (r)(s)(x)	9.46	1.34	23.73	18.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.71	0.71	0.76	(a)
Expenses after expense reductions (f)	0.69	0.70	0.71	0.76	(a)
Net investment income	2.10	0.82	0.80	1.39	(a)
Portfolio turnover	68	53	48	58
Net assets at end of period (000 omitted)	$300,078	$6,198	$2,492	$119
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.68	0.69	0.71	0.75	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue,

Notes to Financial Statements – continued

trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,516,727,831	$—	$—	$1,516,727,831
Canada	17,627,581	—	—	17,627,581
Hong Kong	6,170,073	—	—	6,170,073
Cayman Islands	4,449,126	—	106,800	4,555,926
Mutual Funds	11,419,137	—	—	11,419,137
Total Investments	$1,556,393,748	$—	$106,800	$1,556,500,548
Short Sales	$(3,004,209)	$—	$—	$(3,004,209)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/15	$202,674
Change in unrealized appreciation (depreciation)	(95,874)
Balance as of 8/31/16	$106,800

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at August 31, 2016 is $(95,874). At August 31, 2016, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2016, this expense amounted to $174,007. The fund segregates cash or marketable

Notes to Financial Statements – continued

securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $5,323,929. The fair value of the fund’s investment securities on loan and a related liability of $1,240,870 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $4,267,347. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$31,546,985	$40,341,379
Long-term capital gains	93,676,080	60,027,266
Total distributions	$125,223,065	$100,368,645

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$1,307,805,202
Gross appreciation	270,300,950
Gross depreciation	(21,605,604)
Net unrealized appreciation (depreciation)	$248,695,346
Undistributed ordinary income	9,435,240
Undistributed long-term capital gain	45,591,036
Other temporary differences	(652,031)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15	Year ended 8/31/16	Year ended 8/31/15
Class A	$4,837,428	$4,295,674	$90,892,526	$73,002,676
Class B	—	—	3,440,854	3,135,634
Class C	—	—	9,325,733	7,201,066
Class I	201,876	325,586	2,740,510	3,509,320
Class R1	—	—	335,219	336,539
Class R2	34,231	18,884	1,562,467	1,366,894
Class R3	378,052	301,920	6,813,962	5,094,315
Class R4	159,292	137,694	1,970,391	1,445,918
Class R6 (formerly Class R5)	210,997	18,377	2,319,527	178,148
Total	$5,821,876	$5,098,135	$119,401,189	$95,270,510

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on December 28, 2016. For the year ended August 31, 2016, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $93,430, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Effective December 29, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Next $2 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $245,837 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$2,362,597
Class B	0.75%	0.25%	1.00%	1.00%	314,685
Class C	0.75%	0.25%	1.00%	1.00%	867,796
Class R1	0.75%	0.25%	1.00%	1.00%	31,546
Class R2	0.25%	0.25%	0.50%	0.50%	80,112
Class R3	—	0.25%	0.25%	0.25%	182,906
Total Distribution and Service Fees					$3,839,642

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $47,913, $354, and $2,072 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$2,318
Class B	31,588
Class C	5,410

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $423,419, which equated to 0.0324% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,520,163.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,551 and the Retirement Deferral plan resulted in an expense of $823. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $76,390 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $3,355 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,072,129 and $4,465,321, respectively. The sales transactions resulted in net realized gains (losses) of $712,392.

On September 9, 2015, MFS redeemed 5,198 shares of Class R6 for an aggregate amount of $145,960.

Notes to Financial Statements – continued

On March 16, 2016, MFS redeemed 5,080 shares of Class I for an aggregate amount of $130,053.

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short sales, and short-term obligations, aggregated $1,088,984,375 and $884,893,207, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,602,883	$91,608,281	3,965,636	$112,014,177
Class B	99,638	2,294,543	144,954	3,744,055
Class C	444,615	10,149,560	483,286	12,349,102
Class I	1,937,682	51,360,121	537,955	15,955,057
Class R1	18,909	430,724	33,450	848,942
Class R2	110,868	2,776,509	93,037	2,598,442
Class R3	645,573	16,350,991	370,484	10,502,693
Class R4	139,594	3,632,945	227,230	6,506,590
Class R6 (formerly Class R5)	13,414,972	362,811,859	148,888	4,468,849
	20,414,734	$541,415,533	6,004,920	$168,987,907

Shares issued to shareholders in reinvestment of distributions
Class A	3,680,296	$91,308,144	2,710,275	$73,340,043
Class B	149,513	3,344,607	123,687	3,056,300
Class C	384,993	8,519,904	267,888	6,557,903
Class I	100,168	2,608,371	127,373	3,598,289
Class R1	15,155	335,219	13,757	336,495
Class R2	61,784	1,500,738	49,416	1,311,498
Class R3	291,057	7,192,014	200,083	5,396,235
Class R4	85,323	2,129,683	58,200	1,583,612
Class R6 (formerly Class R5)	19,790	515,529	6,949	196,525
	4,788,079	$117,454,209	3,557,628	$95,376,900

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(6,784,949)	$(173,381,880)	(5,587,471)	$(158,712,829)
Class B	(365,426)	(8,386,396)	(400,550)	(10,367,317)
Class C	(666,933)	(15,103,026)	(532,303)	(13,614,273)
Class I	(1,590,445)	(42,872,281)	(397,463)	(11,692,783)
Class R1	(58,470)	(1,365,455)	(54,672)	(1,395,060)
Class R2	(176,105)	(4,439,122)	(208,631)	(5,735,645)
Class R3	(462,335)	(11,719,670)	(514,010)	(14,579,521)
Class R4	(410,675)	(10,249,449)	(183,408)	(5,295,081)
Class R6 (formerly Class R5)	(2,984,209)	(81,842,272)	(20,075)	(585,885)
	(13,499,547)	$(349,359,551)	(7,898,583)	$(221,978,394)

Net change
Class A	498,230	$9,534,545	1,088,440	$26,641,391
Class B	(116,275)	(2,747,246)	(131,909)	(3,566,962)
Class C	162,675	3,566,438	218,871	5,292,732
Class I	447,405	11,096,211	267,865	7,860,563
Class R1	(24,406)	(599,512)	(7,465)	(209,623)
Class R2	(3,453)	(161,875)	(66,178)	(1,825,705)
Class R3	474,295	11,823,335	56,557	1,319,407
Class R4	(185,758)	(4,486,821)	102,022	2,795,121
Class R6 (formerly Class R5)	10,450,553	281,485,116	135,762	4,079,489
	11,703,266	$309,510,191	1,663,965	$42,386,413

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $5,778 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	12,260,098	70,006,630	(72,088,461)	10,178,267

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$34,729	$10,178,267

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund (one of the series constituting the MFS Series Trust I) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective as of December 29, 2016. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $105,683,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 51.81% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

LVO-ANN

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
General Mills, Inc.	3.3%
Johnson & Johnson	2.6%
Fisher & Paykel Healthcare Corp. Ltd.	2.5%
Roche Holding AG	2.3%
Validus Holdings Ltd.	2.2%
Ross Stores, Inc.	2.0%
Exxon Mobil Corp.	2.0%
McDonald’s Corp.	1.8%
Lawson, Inc.	1.8%

Equity sectors
Financial Services	18.3%
Utilities & Communications	15.5%
Health Care	14.2%
Consumer Staples	13.7%
Retailing	9.1%
Technology	7.9%
Energy	4.2%
Leisure	3.7%
Autos & Housing	2.8%
Industrial Goods & Services	2.8%
Basic Materials	2.7%
Transportation	2.2%
Special Products & Services	0.8%

Issuer country weightings (x)
United States	50.2%
Japan	10.2%
Canada	6.6%
Switzerland	5.9%
Hong Kong	4.2%
United Kingdom	3.6%
Taiwan	3.4%
New Zealand	2.5%
Israel	2.2%
Other Countries	11.2%

Currency exposure weightings (y)
United States Dollar	58.2%
Japanese Yen	10.2%
Swiss Franc	5.9%
British Pound Sterling	4.2%
Hong Kong Dollar	3.7%
Taiwan Dollar	3.4%
Euro	2.6%
New Zealand Dollar	2.5%
Israeli Shekel	2.2%
Other Currencies	7.1%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS Low Volatility Global Equity Fund (“fund”) provided a total return of 12.12%, at net asset value. This compares with a return of 7.86% for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Contributors to Performance

Stock selection and, to a lesser extent, the fund’s underweight position in the financial services sector contributed to performance relative to the MSCI All Country World Index. The fund’s overweight position in financial services company Credicorp (Peru) bolstered relative results. Shares of Credicorp appreciated as the company reported strong earnings results during the period driven by better loan growth, control in asset quality and lower-than-anticipated provision expenses.

Strong security selection in the health care sector also supported relative performance. The fund’s holdings of medical devices maker Fisher & Paykel Healthcare (b) (New Zealand) and an overweight position in shares of diversified medical products maker Johnson & Johnson aided relative returns. Shares of Fisher & Paykel Healthcare appreciated following improved revenue and earnings results, driven by strong growth in the company’s Respiratory and Acute Care division.

4

Management Review – continued

Elsewhere, overweight positions in semiconductor manufacturer Taiwan Semiconductor (Taiwan), global food company General Mills, discount retailer Ross Stores, semiconductor assembly and test services company Siliconware Precision Industries (h) (Taiwan), defense company Lockheed Martin, fast food restaurant McDonald’s and convenience store operator FamilyMart (Japan) boosted relative performance. Shares of Taiwan Semiconductor rose after cost reductions and expense controls helped the company deliver net income and operating margins that were better than expected.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also benefited relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Security selection in the transportation sector detracted from relative performance. However, there were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period.

Other top relative detractors for the period included the fund’s overweight positions in mobile telecommunication services provider Advanced Info Services (h) (Thailand), hotel and restaurant operator Whitbread (United Kingdom), independent oil and gas company Cabot Oil & Gas (h), diagnostics and pharmaceuticals company Roche Holding (Switzerland), generic drug manufacturer Teva Pharmaceutical Industries (Israel), pharmacy benefits management and clinic healthcare account administration services company Express Scripts, automobile auctioneer USS (Japan) and wireless communications tower owner and operator SBA Communications. Shares of Advanced Info Services slumped early in the period following disappointing earnings results, driven by weak consumer sentiment, higher depreciation costs and higher marketing expenses. Not owning shares of software giant Microsoft and internet retailer Amazon was another area of relative weakness as both companies performed well over the reporting period.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 15, 2015, Matthew Krummell and John Stocks became Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	12.12%	7.86%
B	12/05/13	11.16%	6.98%
C	12/05/13	11.22%	6.97%
I	12/05/13	12.34%	8.07%
R1	12/05/13	11.24%	6.99%
R2	12/05/13	11.83%	7.54%
R3	12/05/13	12.05%	7.81%
R4	12/05/13	12.32%	8.06%
R6 (formerly Class R5)	12/05/13	12.37%	8.08%
Comparative benchmark
MSCI All Country World Index (f)		7.86%	4.55%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.67%	5.55%
B With CDSC (Declining over six years from 4% to 0%) (v)		7.16%	6.00%
C With CDSC (1% for 12 months) (v)		10.22%	6.97%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.19%	$1,000.00	$1,110.24	$6.31
	Hypothetical (h)	1.19%	$1,000.00	$1,019.15	$6.04
B	Actual	1.96%	$1,000.00	$1,105.69	$10.37
	Hypothetical (h)	1.96%	$1,000.00	$1,015.28	$9.93
C	Actual	1.99%	$1,000.00	$1,105.01	$10.53
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
I	Actual	0.97%	$1,000.00	$1,111.31	$5.15
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
R1	Actual	1.99%	$1,000.00	$1,105.39	$10.53
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
R2	Actual	1.49%	$1,000.00	$1,108.72	$7.90
	Hypothetical (h)	1.49%	$1,000.00	$1,017.65	$7.56
R3	Actual	1.24%	$1,000.00	$1,109.81	$6.58
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
R4	Actual	0.99%	$1,000.00	$1,111.17	$5.25
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
R6 (formerly Class R5)	Actual	1.00%	$1,000.00	$1,111.59	$5.31
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A and Class B shares, this rebate reduced the expense ratios above by 0.05% and 0.03%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.9%
Issuer	Shares/Par	Value ($)
Aerospace - 1.9%
Leidos Holdings, Inc.	3,311	$134,125
Lockheed Martin Corp.	4,600	1,117,662

		$1,251,787
Airlines - 1.5%
Japan Airlines Corp.	18,400	$559,656
Singapore Airlines Ltd.	55,300	426,181

		$985,837
Automotive - 2.4%
Kia Motors Corp.	20,625	$775,981
USS Co. Ltd.	50,400	805,699

		$1,581,680
Business Services - 0.8%
Forrester Research, Inc.	13,658	$559,705

Cable TV - 0.6%
Charter Communications, Inc., “A” (a)	1,458	$375,012

Chemicals - 0.6%
Monsanto Co.	3,446	$366,999

Computer Software - 1.1%
Adobe Systems, Inc. (a)	6,985	$714,635

Computer Software - Systems - 1.9%
EMC Corp.	11,330	$328,457
NICE Systems Ltd., ADR	13,671	935,507

		$1,263,964
Construction - 0.4%
Owens Corning	5,437	$298,600

Consumer Products - 3.4%
Colgate-Palmolive Co.	6,176	$459,124
Kimberly-Clark Corp.	6,128	784,752
Procter & Gamble Co.	11,803	1,030,520

		$2,274,396

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 4.3%
Kyocera Corp.	11,800	$560,661
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	78,472	2,255,285

		$2,815,946
Energy - Independent - 1.1%
China Shenhua Energy Co. Ltd.	157,500	$283,021
Occidental Petroleum Corp.	6,059	465,634

		$748,655
Energy - Integrated - 3.0%
Exxon Mobil Corp.	14,839	$1,293,070
Royal Dutch Shell PLC, “B”	28,135	717,481

		$2,010,551
Food & Beverages - 8.3%
Chr. Hansen Holding A.S.	12,991	$787,805
General Mills, Inc.	30,909	2,188,975
Mondelez International, Inc.	9,662	434,983
Nestle S.A.	7,102	565,387
Pinnacle Foods, Inc.	6,453	326,844
Sligro Food Group N.V.	9,803	367,080
Toyo Suisan Kaisha Ltd.	19,300	789,982

		$5,461,056
Food & Drug Stores - 6.0%
CVS Health Corp.	6,266	$585,244
Dairy Farm International Holdings Ltd.	79,900	572,883
FamilyMart Co. Ltd.	9,300	666,051
Kroger Co.	17,626	563,856
Lawson, Inc.	16,600	1,164,800
METRO, Inc., “A”	12,790	434,396

		$3,987,230
Gaming & Lodging - 0.6%
Paddy Power PLC	3,112	$374,325

Insurance - 6.1%
Beazley PLC	81,899	$418,998
Intact Financial Corp.	9,428	684,274
Swiss Life Holding AG	1,525	381,424
Travelers Cos., Inc.	2,824	335,237
Validus Holdings Ltd.	29,185	1,482,306
XL Group Ltd.	8,371	286,539
Zurich Insurance Group AG	1,617	413,313

		$4,002,091

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 0.6%
Alphabet, Inc., “A” (a)	504	$398,084

Machinery & Tools - 0.9%
Schindler Holding AG	3,084	$582,591

Major Banks - 4.1%
Bank of Nova Scotia	6,356	$338,266
BOC Hong Kong Holdings Ltd.	234,000	818,957
HSBC Holdings PLC, ADR	20,292	754,862
Royal Bank of Canada	7,822	485,903
Wells Fargo & Co.	5,834	296,367

		$2,694,355
Medical & Health Technology & Services - 1.8%
Express Scripts Holding Co. (a)	9,368	$681,054
McKesson Corp.	2,925	540,014

		$1,221,068
Medical Equipment - 3.6%
Abbott Laboratories	7,280	$305,906
Fisher & Paykel Healthcare Corp. Ltd.	237,793	1,668,487
Terumo Corp.	11,200	435,703

		$2,410,096
Natural Gas - Distribution - 0.6%
Osaka Gas Co. Ltd.	93,000	$366,104

Natural Gas - Pipeline - 1.3%
Enbridge, Inc.	22,018	$869,491

Other Banks & Diversified Financials - 4.3%
Banco de Oro Unibank, Inc.	112,270	$275,404
Credicorp Ltd.	4,898	767,419
DBS Group Holdings Ltd.	39,700	436,789
Discover Financial Services	16,252	975,120
Sydbank A.S.	11,500	364,379

		$2,819,111
Pharmaceuticals - 8.7%
Johnson & Johnson	14,572	$1,739,022
Merck & Co., Inc.	15,680	984,547
Novartis AG	4,971	391,190
Pfizer, Inc.	9,134	317,863
Roche Holding AG	6,343	1,546,491

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Shionogi & Co. Ltd.	5,900	$263,394
Teva Pharmaceutical Industries Ltd., ADR	9,784	493,016

		$5,735,523
Railroad & Shipping - 0.7%
Canadian National Railway Co.	6,848	$440,395

Real Estate - 3.9%
AvalonBay Communities, Inc., REIT	5,443	$952,579
Grand City Properties S.A.	24,917	547,396
Public Storage, Inc., REIT	2,264	507,000
Starwood Property Trust, Inc., REIT	13,272	303,929
Store Capital Corp., REIT	9,359	277,307

		$2,588,211
Restaurants - 2.6%
McDonald’s Corp.	10,337	$1,195,577
Whitbread PLC	9,155	501,553

		$1,697,130
Specialty Chemicals - 2.1%
PTT Global Chemical PLC	352,400	$621,005
Symrise AG	10,881	801,177

		$1,422,182
Specialty Stores - 3.1%
ABC-MART, Inc.	4,000	$251,293
Home Depot, Inc.	3,236	434,012
Ross Stores, Inc.	21,721	1,351,915

		$2,037,220
Telecommunications - Wireless - 3.6%
American Tower Corp., REIT	3,984	$451,706
KDDI Corp.	29,500	865,626
SBA Communications Corp. (a)	9,194	1,049,495

		$2,366,827
Telephone Services - 3.2%
BCE, Inc.	6,128	$286,178
HKT Trust and HKT Ltd.	182,000	251,033
TELUS Corp.	25,786	845,265
Verizon Communications, Inc.	14,471	757,267

		$2,139,743

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 2.0%
Altria Group, Inc.	7,078	$467,785
British American Tobacco	24,400	296,133
PT Gudang Garam Tbk	52,000	252,454
Reynolds American, Inc.	6,802	337,175

		$1,353,547
Utilities - Electric Power - 6.8%
Alliant Energy Corp.	17,290	$656,156
American Electric Power Co., Inc.	9,198	593,915
Cheung Kong Infrastructure Holdings Ltd.	62,000	520,693
CLP Holdings Ltd.	58,000	594,763
Dominion Resources, Inc.	5,465	405,284
Duke Energy Corp.	3,098	246,787
PG&E Corp.	14,114	874,221
Xcel Energy, Inc.	14,588	603,360

		$4,495,179
Total Common Stocks (Identified Cost, $58,777,880)		$64,709,326

Money Market Funds - 1.7%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $1,086,952)	1,086,952	$1,086,952
Total Investments (Identified Cost, $59,864,832)		$65,796,278

Other Assets, Less Liabilities - 0.4%		279,523
Net Assets - 100.0%		$66,075,801

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $58,777,880)	$64,709,326
Underlying affiliated funds, at value (identified cost, $1,086,952)	1,086,952
Total investments, at value (identified cost, $59,864,832)	$65,796,278
Cash	1,716
Receivables for
Fund shares sold	197,231
Interest and dividends	187,606
Receivable from investment adviser	1,616
Receivable from distributor	351
Other assets	119
Total assets	$66,184,917
Liabilities
Payable for fund shares reacquired	$15,084
Payable to affiliates
Shareholder servicing costs	1,458
Payable for independent Trustees’ compensation	11
Deferred country tax expense payable	1,600
Accrued expenses and other liabilities	90,963
Total liabilities	$109,116
Net assets	$66,075,801
Net assets consist of
Paid-in capital	$61,490,477
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,600 deferred country tax)	5,929,817
Accumulated net realized gain (loss) on investments and foreign currency	(1,518,471)
Undistributed net investment income	173,978
Net assets	$66,075,801
Shares of beneficial interest outstanding	5,571,858

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,473,227	629,680	$11.87
Class B	340,739	28,908	11.79
Class C	1,554,172	131,903	11.78
Class I	10,668,821	899,102	11.87
Class R1	55,622	4,698	11.84
Class R2	71,893	6,058	11.87
Class R3	56,023	4,717	11.88
Class R4	56,169	4,732	11.87
Class R6 (formerly Class R5)	45,799,135	3,862,060	11.86

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.59 [100 / 94.25 x $11.87]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,467,139
Dividends from underlying affiliated funds	1,980
Foreign taxes withheld	(74,762)
Total investment income	$1,394,357
Expenses
Management fee	$368,847
Distribution and service fees	25,415
Shareholder servicing costs	12,881
Administrative services fee	18,149
Independent Trustees’ compensation	1,392
Custodian fee	27,872
Shareholder communications	11,658
Audit and tax fees	52,719
Legal fees	609
Registration fees	111,262
Miscellaneous	17,603
Total expenses	$648,407
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(140,010)
Net expenses	$508,396
Net investment income	$885,961
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $12 country tax)	$(883,594)
Foreign currency	(10,131)
Net realized gain (loss) on investments and foreign currency	$(893,725)
Change in unrealized appreciation (depreciation)
Investments (net of $1,600 increase in deferred country tax)	$6,081,747
Translation of assets and liabilities in foreign currencies	717
Net unrealized gain (loss) on investments and foreign currency translation	$6,082,464
Net realized and unrealized gain (loss) on investments and foreign currency	$5,188,739
Change in net assets from operations	$6,074,700

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment income	$885,961	$662,527
Net realized gain (loss) on investments and foreign currency	(893,725)	(629,045)
Net unrealized gain (loss) on investments and foreign currency translation	6,082,464	(322,671)
Change in net assets from operations	$6,074,700	$(289,189)
Distributions declared to shareholders
From net investment income	$(882,213)	$(496,543)
From net realized gain on investments	—	(47,180)
Total distributions declared to shareholders	$(882,213)	$(543,723)
Change in net assets from fund share transactions	$25,075,711	$29,050,145
Total change in net assets	$30,268,198	$28,217,233
Net assets
At beginning of period	35,807,603	7,590,370
At end of period (including undistributed net investment income of $173,978 and $184,618, respectively)	$66,075,801	$35,807,603

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.75	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.11	(0.22)	0.86
Total from investment operations	$1.29	$(0.03)	$1.01
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.12)	$(0.09)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.17)	$(0.14)	$(0.09)
Net asset value, end of period (x)	$11.87	$10.75	$10.92
Total return (%) (r)(s)(t)(x)	12.12	(0.36)	10.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.88	5.81	(a)
Expenses after expense reductions (f)	1.19	1.23	1.22	(a)
Net investment income	1.56	1.65	1.86	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$7,473	$3,981	$800

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.70	$10.91	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.08	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.12	(0.20)	0.89
Total from investment operations	$1.19	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.07)	$(0.04)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.10)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$11.79	$10.70	$10.91
Total return (%) (r)(s)(t)(x)	11.16	(1.16)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.33	2.68	6.87	(a)
Expenses after expense reductions (f)	1.98	2.01	2.07	(a)
Net investment income	0.65	0.74	0.80	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$341	$446	$116

Class C	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.69	$10.91	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.10	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.11	(0.23)	0.89
Total from investment operations	$1.19	$(0.13)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.07)	$(0.04)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.10)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$11.78	$10.69	$10.91
Total return (%) (r)(s)(t)(x)	11.22	(1.23)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.23	2.66	6.85	(a)
Expenses after expense reductions (f)	1.99	2.00	2.07	(a)
Net investment income	0.74	0.89	0.82	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$1,554	$453	$130

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.76	$10.93	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.24	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.10	(0.25)	0.89
Total from investment operations	$1.31	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.14)	$(0.10)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.20)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$11.87	$10.76	$10.93
Total return (%) (r)(s)(x)	12.34	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.63	5.85	(a)
Expenses after expense reductions (f)	0.98	1.00	1.07	(a)
Net investment income	1.86	2.10	1.81	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$10,669	$2,685	$138

Class R1	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.70	$10.91	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.12	(0.19)	0.89
Total from investment operations	$1.20	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.04)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.06)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$11.84	$10.70	$10.91
Total return (%) (r)(s)(x)	11.24	(1.22)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.31	2.69	6.89	(a)
Expenses after expense reductions (f)	1.99	2.01	2.07	(a)
Net investment income	0.69	0.66	0.79	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$56	$108	$109

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.74	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	(0.20)	0.89
Total from investment operations	$1.26	$(0.07)	$0.99
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.09)	$(0.07)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.13)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$11.87	$10.74	$10.92
Total return (%) (r)(s)(x)	11.83	(0.71)	9.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	2.19	6.39	(a)
Expenses after expense reductions (f)	1.49	1.51	1.57	(a)
Net investment income	1.20	1.16	1.29	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$72	$112	$110

Class R3	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.76	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.12	(0.19)	0.88
Total from investment operations	$1.28	$(0.03)	$1.00
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)	$(0.08)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.16)	$(0.13)	$(0.08)
Net asset value, end of period (x)	$11.88	$10.76	$10.92
Total return (%) (r)(s)(x)	12.05	(0.34)	10.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.94	6.14	(a)
Expenses after expense reductions (f)	1.24	1.26	1.32	(a)
Net investment income	1.44	1.41	1.54	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$56	$110	$110

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.76	$10.93	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.19	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.12	(0.20)	0.89
Total from investment operations	$1.31	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.14)	$(0.10)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.20)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$11.87	$10.76	$10.93
Total return (%) (r)(s)(x)	12.32	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.69	5.89	(a)
Expenses after expense reductions (f)	0.99	1.02	1.07	(a)
Net investment income	1.69	1.66	1.79	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$56	$110	$110

Class R6 (formerly Class R5)	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$10.76	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.20	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.11	(0.20)	0.88
Total from investment operations	$1.31	$—	$1.02
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.14)	$(0.10)
From net realized gain on investments	—	(0.02)	—
Total distributions declared to shareholders	$(0.21)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$11.86	$10.76	$10.92
Total return (%) (r)(s)(x)	12.37	(0.09)	10.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.63	5.88	(a)
Expenses after expense reductions (f)	0.93	0.97	1.06	(a)
Net investment income	1.76	1.79	1.80	(a)
Portfolio turnover	28	61	28	(n)
Net assets at end of period (000 omitted)	$45,799	$27,802	$5,966

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing

26

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

27

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$31,835,726	$—	$—	$31,835,726
Japan	6,728,969	—	—	6,728,969
Canada	3,699,894	684,274	—	4,384,168
Switzerland	3,880,396	—	—	3,880,396
Hong Kong	2,758,329	—	—	2,758,329
United Kingdom	2,392,894	—	—	2,392,894
Taiwan	2,255,285	—	—	2,255,285
New Zealand	1,668,487	—	—	1,668,487
Israel	1,428,523	—	—	1,428,523
Other Countries	6,755,544	621,005	—	7,376,549
Mutual Funds	1,086,952	—	—	1,086,952
Total Investments	$64,490,999	$1,305,279	$—	$65,796,278

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $684,274 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $1,638,031 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. Other reasons for changes in classifications between levels 1 and 2 relate to referencing trading activity of a similarly situated security in assessing valuation in current or prior periods. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

28

Notes to Financial Statements – continued

the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

29

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$882,213	$543,723

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$60,155,961
Gross appreciation	6,824,862
Gross depreciation	(1,184,545)
Net unrealized appreciation (depreciation)	$5,640,317
Undistributed ordinary income	173,978
Capital loss carryforwards	(1,227,342)
Other temporary differences	(1,629)

As of August 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(860,950)
Long-Term	(366,392)
Total	$(1,277,342)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

30

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15	Year ended 8/31/16	Year ended 8/31/15
Class A	$82,410	$109,668	$—	$12,199
Class B	3,365	1,209	—	202
Class C	6,103	2,444	—	208
Class I	84,191	35,776	—	1,445
Class R1	279	654	—	160
Class R2	699	941	—	160
Class R3	763	1,143	—	160
Class R4	928	1,425	—	161
Class R6 (formerly Class R5)	703,475	343,283	—	32,485
Total	$882,213	$496,543	$—	$47,180

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

	Effective Commencement of Period	Effective 12/29/15
First $1 billion of average daily net assets	0.90%	0.65%
Next $1.5 billion of average daily net assets	0.75%	0.60%
Average daily net assets in excess of $2.5 billion	0.65%	0.55%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets. This written agreement terminated on December 28, 2015. For the period September 1, 2015 to December 28, 2015, this management fee reduction amounted to $34,898, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $3,667, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

31

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2017. For the year ended August 31, 2016, this reduction amounted to $98,359, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $11,213 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.20%	$14,068
Class B	0.75%	0.25%	1.00%	0.99%	3,766
Class C	0.75%	0.25%	1.00%	1.00%	6,601
Class R1	0.75%	0.25%	1.00%	1.00%	537
Class R2	0.25%	0.25%	0.50%	0.50%	308
Class R3	—	0.25%	0.25%	0.25%	135
Total Distribution and Service Fees					$25,415

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $3,037 and $49 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are

32

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$—
Class B	2,788
Class C	57

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $3,844, which equated to 0.0075% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $9,037.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0353% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $127 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

33

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 10,205, 5,442, 5,439, 10,229, 5,436, 5,504, 5,545, 5,584, and 52,729 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 (formerly Class R5), respectively, for an aggregate amount of $1,123,336.

At August 31, 2016, MFS held approximately 78% of the outstanding shares of Class R2, and 100% of the outstanding shares of Class R1, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $38,572,324 and $14,050,955, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	352,011	$3,943,532	1,021,046	$11,323,787
Class B	12,746	140,632	31,453	354,924
Class C	102,284	1,183,608	30,202	339,599
Class I	755,196	8,502,164	342,383	3,844,369
Class R2	1,057	12,124	282	3,226
Class R6 (formerly Class R5)	1,420,824	15,709,877	2,119,281	23,166,421
	2,644,118	$29,491,937	3,544,647	$39,032,326

Shares issued to shareholders in reinvestment of distributions
Class A	7,402	$82,410	10,784	$121,867
Class B	310	3,365	125	1,411
Class C	545	6,065	235	2,652
Class I	7,364	82,896	3,282	37,221
Class R1	25	279	72	814
Class R2	63	699	97	1,101
Class R3	69	763	116	1,303
Class R4	84	928	141	1,586
Class R6 (formerly Class R5)	61,837	682,663	33,350	375,768
	77,699	$860,068	48,202	$543,723

34

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(100,064)	$(1,122,184)	(734,771)	$(8,050,054)
Class B	(25,828)	(281,688)	(579)	(6,485)
Class C	(13,294)	(142,347)	(27)	(302)
Class I	(112,934)	(1,224,321)	(108,828)	(1,185,046)
Class R1	(5,436)	(57,295)	—	—
Class R2	(5,504)	(58,232)	—	—
Class R3	(5,545)	(58,721)	—	—
Class R4	(5,584)	(59,190)	—	—
Class R6 (formerly Class R5)	(204,768)	(2,272,316)	(114,709)	(1,284,017)
	(478,957)	$(5,276,294)	(958,914)	$(10,525,904)

Net change
Class A	259,349	$2,903,758	297,059	$3,395,600
Class B	(12,772)	(137,691)	30,999	349,850
Class C	89,535	1,047,326	30,410	341,949
Class I	649,626	7,360,739	236,837	2,696,544
Class R1	(5,411)	(57,016)	72	814
Class R2	(4,384)	(45,409)	379	4,327
Class R3	(5,476)	(57,958)	116	1,303
Class R4	(5,500)	(58,262)	141	1,586
Class R6 (formerly Class R5)	1,277,893	14,120,224	2,037,922	22,258,172
	2,242,860	$25,075,711	2,633,935	$29,050,145
Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $233 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	563,630	29,100,276	(28,576,954)	1,086,952

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,980	$1,086,952

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Low Volatility Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Low Volatility Global Equity Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Global Equity Fund as of August 31, 2016, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2016

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

41

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

42

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

43

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2015. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 5, 2013 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment

44

Board Review of Investment Advisory Agreement – continued

companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. They also noted that MFS had amended its contractual advisory fee rate schedule to reduce the Fund’s advisory fee rate applicable at each breakpoint effective December 29, 2015. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

45

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

47

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 60.12% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® LOW VOLATILITY EQUITY FUND

LVU-ANN

MFS® LOW VOLATILITY EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Johnson & Johnson	2.5%
General Mills, Inc.	2.2%
Eli Lilly & Co.	2.2%
Merck & Co., Inc.	2.1%
Costco Wholesale Corp.	2.1%
McDonald’s Corp.	2.1%
Alphabet, Inc., “A”	2.1%
Wal-Mart Stores, Inc.	2.0%
M&T Bank Corp.	1.9%
Exxon Mobil Corp.	1.9%

Equity sectors
Financial Services	20.7%
Health Care	17.7%
Consumer Staples	12.1%
Technology	11.3%
Retailing	9.1%
Utilities & Communications	9.0%
Industrial Goods & Services	6.4%
Energy	4.9%
Leisure	3.7%
Special Products & Services	2.8%
Basic Materials	0.9%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS Low Volatility Equity Fund (“fund”) provided a total return of 14.87%, at net asset value. This compares with a return of 12.55% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Contributors to Performance

The fund’s overweight position and, to a lesser extent, stock selection in the consumer staples sector contributed to performance relative to the S&P 500 Index. The fund’s overweight positions in food producer Tyson Foods and global food company General Mills, benefited relative results. Shares of Tyson Foods appreciated after the company released a higher-than-expected full-year earnings forecast on rising demand in its chicken business and declining feed costs.

Stock selection and, to a lesser extent, an overweight position in the utilities & communications sector also strengthened relative performance, led by the fund’s overweight position in strong-performing utility company Alliant Energy.

Stock selection in the leisure sector contributed to relative performance. Here, an overweight position in fast-food company giant McDonald’s benefited relative results as the stock outpaced the benchmark during the reporting period.

3

Management Review – continued

Stock selection in the financial services sector aided relative performance. The fund’s overweight position in storage facility operator Public Storage, and holdings of financial services company Starwood Property Trust (b), aided relative results.

Stocks in other sectors that strengthened relative performance included the fund’s underweight position in computer and personal electronics maker Apple and not owning shares of weak-performing biotech firm Gilead Sciences. Shares of Apple underperformed as both sales figures and gross margins came in below market expectations. The fund’s holdings of integrated waste services company Waste Connections (b), and an overweight position in semiconductor manufacturer Microchip Technology, also benefited relative results.

Detractors from Performance

The fund’s underweight position in the basic materials sector detracted from relative performance. However, there were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period.

Elsewhere, not holding internet retailer Amazon and diversified industrial conglomerate General Electric dampened relative returns. Shares of Amazon appreciated after the company reported strong revenue growth, driven by strength in its wireless services segment and margin improvements across North America. The fund’s overweight positions in eye care and skin care products company Allergan Plc (h), pharmaceutical company Eli Lilly, drug wholesale company AmerisourceBergen and financial services firm M & T Bank dampened relative returns. Holdings of financial services firm New York Community Bancorp (b)(h), and the fund’s underweight positions in software giant Microsoft (h) and telecommunication services provider AT&T (h), were also among the fund’s top relative detractors.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 15, 2015, Jonathan Sage and John Stocks became Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	14.87%	10.05%
B	12/05/13	13.96%	9.20%
C	12/05/13	13.91%	9.22%
I	12/05/13	15.05%	10.29%
R1	12/05/13	13.96%	9.22%
R2	12/05/13	14.57%	9.78%
R3	12/05/13	14.72%	10.02%
R4	12/05/13	15.08%	10.30%
R6 (formerly Class R5)	12/05/13	15.21%	10.36%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		12.55%	9.51%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		8.27%	7.70%
B With CDSC (Declining over six years from 4% to 0%) (v)		9.96%	8.26%
C With CDSC (1% for 12 months) (v)		12.91%	9.22%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.19%	$1,000.00	$1,106.30	$6.30
	Hypothetical (h)	1.19%	$1,000.00	$1,019.15	$6.04
B	Actual	1.95%	$1,000.00	$1,100.97	$10.30
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
C	Actual	1.95%	$1,000.00	$1,101.63	$10.30
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
I	Actual	0.95%	$1,000.00	$1,106.97	$5.03
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82
R1	Actual	1.95%	$1,000.00	$1,101.92	$10.30
	Hypothetical (h)	1.95%	$1,000.00	$1,015.33	$9.88
R2	Actual	1.45%	$1,000.00	$1,103.81	$7.67
	Hypothetical (h)	1.45%	$1,000.00	$1,017.85	$7.35
R3	Actual	1.20%	$1,000.00	$1,105.20	$6.35
	Hypothetical (h)	1.20%	$1,000.00	$1,019.10	$6.09
R4	Actual	0.95%	$1,000.00	$1,107.47	$5.03
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82
R6 (formerly Class R5)	Actual	0.88%	$1,000.00	$1,107.15	$4.66
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A and Class B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

9

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)
Aerospace - 3.4%
General Dynamics Corp.	2,041	$310,676
Honeywell International, Inc.	4,719	550,754
Leidos Holdings, Inc.	903	36,601
Lockheed Martin Corp.	1,260	306,142
Northrop Grumman Corp.	2,033	431,138
United Technologies Corp.	3,832	407,840

		$2,043,151
Brokerage & Asset Managers - 0.4%
Intercontinental Exchange, Inc.	872	$245,921

Business Services - 2.8%
Amdocs Ltd.	18,330	$1,102,000
Bright Horizons Family Solutions, Inc. (a)	3,700	252,192
FleetCor Technologies, Inc. (a)	1,875	307,875

		$1,662,067
Cable TV - 0.7%
Comcast Corp., “A”	6,683	$436,133

Chemicals - 0.5%
3M Co.	1,579	$283,020

Computer Software - 1.3%
Intuit, Inc.	4,543	$506,317
Oracle Corp.	5,843	240,848

		$747,165
Computer Software - Systems - 3.1%
Apple, Inc.	7,406	$785,777
EMC Corp.	21,958	636,562
International Business Machines Corp.	2,663	423,097

		$1,845,436
Consumer Products - 2.8%
Colgate-Palmolive Co.	4,740	$352,372
Kimberly-Clark Corp.	1,684	215,653
Procter & Gamble Co.	12,872	1,123,854

		$1,691,879

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 1.4%
Microchip Technology, Inc.	7,399	$458,072
Texas Instruments, Inc.	5,677	394,779

		$852,851
Energy - Independent - 0.9%
Occidental Petroleum Corp.	7,217	$554,626

Energy - Integrated - 2.7%
Chevron Corp.	4,543	$456,935
Exxon Mobil Corp.	13,064	1,138,397

		$1,595,332
Food & Beverages - 7.2%
Coca-Cola Co.	13,997	$607,890
Dr Pepper Snapple Group, Inc.	3,364	315,207
General Mills, Inc.	18,385	1,302,026
Mondelez International, Inc.	7,085	318,967
PepsiCo, Inc.	5,417	578,265
Pinnacle Foods, Inc.	6,836	346,243
TreeHouse Foods, Inc. (a)	2,293	217,216
Tyson Foods, Inc., “A”	7,799	589,370

		$4,275,184
Food & Drug Stores - 0.8%
CVS Health Corp.	5,199	$485,587

General Merchandise - 6.2%
Costco Wholesale Corp.	7,632	$1,237,071
Dollar General Corp.	9,772	717,363
Target Corp.	7,437	522,003
Wal-Mart Stores, Inc.	16,550	1,182,332

		$3,658,769
Health Maintenance Organizations - 1.3%
Aetna, Inc.	1,810	$211,987
UnitedHealth Group, Inc.	4,283	582,702

		$794,689
Insurance - 6.9%
American International Group, Inc.	6,308	$377,408
Everest Re Group Ltd.	4,092	791,311
Loews Corp.	12,281	514,083
Markel Corp. (a)	920	856,621
MetLife, Inc.	7,534	326,976

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Travelers Cos., Inc.	3,829	$454,541
Validus Holdings Ltd.	15,677	796,235

		$4,117,175
Internet - 3.6%
Alphabet, Inc., “A” (a)	1,543	$1,218,739
Facebook, Inc., “A” (a)	7,146	901,254

		$2,119,993
Machinery & Tools - 0.7%
Cummins, Inc.	3,485	$437,751

Major Banks - 2.2%
Goldman Sachs Group, Inc.	1,620	$274,525
PNC Financial Services Group, Inc.	3,221	290,212
Wells Fargo & Co.	14,577	740,512

		$1,305,249
Medical & Health Technology & Services - 3.0%
AmerisourceBergen Corp.	5,907	$513,732
Henry Schein, Inc. (a)	3,771	617,652
McKesson Corp.	2,346	433,119
MEDNAX, Inc. (a)	3,472	228,353

		$1,792,856
Medical Equipment - 6.2%
Abbott Laboratories	13,812	$580,380
Becton, Dickinson and Co.	1,691	299,662
Cooper Cos., Inc.	3,576	664,850
Danaher Corp.	3,480	283,307
Medtronic PLC	8,075	702,767
Steris PLC	7,183	507,694
Stryker Corp.	2,228	257,690
Zimmer Biomet Holdings, Inc.	3,053	395,699

		$3,692,049
Network & Telecom - 1.9%
Cisco Systems, Inc.	28,607	$899,404
Motorola Solutions, Inc.	2,943	226,582

		$1,125,986
Oil Services - 1.3%
Schlumberger Ltd.	9,569	$755,951

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 4.3%
Assured Guaranty Ltd.	11,472	$318,577
M&T Bank Corp.	9,626	1,139,045
MasterCard, Inc., “A”	4,474	432,323
U.S. Bancorp	8,027	354,392
Visa, Inc., “A”	3,494	282,665

		$2,527,002
Pharmaceuticals - 7.2%
Eli Lilly & Co.	16,562	$1,287,696
Johnson & Johnson	12,231	1,459,648
Merck & Co., Inc.	20,272	1,272,879
Pfizer, Inc.	6,669	232,081

		$4,252,304
Pollution Control - 2.2%
Republic Services, Inc.	11,839	$598,106
Waste Connections, Inc.	9,209	703,844

		$1,301,950
Real Estate - 6.9%
AvalonBay Communities, Inc., REIT	3,665	$641,412
Equity Lifestyle Properties, Inc., REIT	6,082	471,537
Mid-America Apartment Communities, Inc., REIT	4,033	379,062
Public Storage, Inc., REIT	3,822	855,899
Simon Property Group, Inc., REIT	1,754	377,934
Starwood Property Trust, Inc., REIT	47,844	1,095,628
Sun Communities, Inc., REIT	3,817	292,077

		$4,113,549
Restaurants - 2.9%
McDonald’s Corp.	10,564	$1,221,832
Starbucks Corp.	9,078	510,456

		$1,732,288
Specialty Chemicals - 0.5%
Praxair, Inc.	2,191	$267,390

Specialty Stores - 2.2%
AutoZone, Inc. (a)	915	$678,747
Home Depot, Inc.	1,568	210,300
O’Reilly Automotive, Inc. (a)	1,431	400,608

		$1,289,655

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 1.4%
Verizon Communications, Inc.	16,042	$839,478

Tobacco - 2.1%
Altria Group, Inc.	6,862	$453,510
Philip Morris International, Inc.	5,333	532,927
Reynolds American, Inc.	4,777	236,796

		$1,223,233
Utilities - Electric Power - 7.6%
Alliant Energy Corp.	19,918	$755,888
American Electric Power Co., Inc.	5,673	366,306
Consolidated Edison, Inc.	3,139	236,210
Dominion Resources, Inc.	9,751	723,134
DTE Energy Co.	2,980	276,842
Exelon Corp.	7,293	247,962
NextEra Energy, Inc.	5,617	679,320
Pinnacle West Capital Corp.	3,364	252,435
Southern Co.	6,339	325,381
WEC Energy Group, Inc.	5,098	305,268
Xcel Energy, Inc.	8,444	349,244

		$4,517,990
Total Common Stocks (Identified Cost, $53,567,037)		$58,583,659

Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $379,373)	379,373	$379,373
Total Investments (Identified Cost, $53,946,410)		$58,963,032

Other Assets, Less Liabilities - 0.7%		439,041
Net Assets - 100.0%		$59,402,073

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $53,567,037)	$58,583,659
Underlying affiliated funds, at value (identified cost, $379,373)	379,373
Total investments, at value (identified cost, $53,946,410)	$58,963,032
Receivables for
Investments sold	240,965
Fund shares sold	380,090
Dividends	141,043
Receivable from investment adviser	8,786
Other assets	62
Total assets	$59,733,978
Liabilities
Payable for fund shares reacquired	$256,345
Payable to affiliates
Shareholder servicing costs	8,473
Distribution and service fees	501
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	66,572
Total liabilities	$331,905
Net assets	$59,402,073
Net assets consist of
Paid-in capital	$54,575,211
Unrealized appreciation (depreciation) on investments	5,016,622
Accumulated distributions in excess of net realized gain on investments	(344,008)
Undistributed net investment income	154,248
Net assets	$59,402,073
Shares of beneficial interest outstanding	4,733,463

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$29,508,228	2,350,224	$12.56
Class B	1,885,312	150,481	12.53
Class C	9,977,207	798,148	12.50
Class I	16,122,797	1,282,901	12.57
Class R1	56,971	4,534	12.57
Class R2	52,706	4,180	12.61
Class R3	52,719	4,186	12.59
Class R4	52,769	4,196	12.58
Class R6 (formerly Class R5)	1,693,364	134,613	12.58

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.33 [100 / 94.25 x $12.56]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$867,060
Dividends from underlying affiliated funds	2,100
Foreign taxes withheld	(212)
Total investment income	$868,948
Expenses
Management fee	$221,886
Distribution and service fees	110,149
Shareholder servicing costs	37,034
Administrative services fee	17,500
Independent Trustees’ compensation	1,353
Custodian fee	6,059
Shareholder communications	15,942
Audit and tax fees	47,784
Legal fees	447
Registration fees	116,153
Miscellaneous	16,109
Total expenses	$590,416
Reduction of expenses by investment adviser and distributor	(145,571)
Net expenses	$444,845
Net investment income	$424,103
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(287,502)
Change in unrealized appreciation (depreciation) on investments	$5,042,099
Net realized and unrealized gain (loss) on investments	$4,754,597
Change in net assets from operations	$5,178,700

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment income	$424,103	$126,632
Net realized gain (loss) on investments	(287,502)	89,950
Net unrealized gain (loss) on investments	5,042,099	(250,899)
Change in net assets from operations	$5,178,700	$(34,317)
Distributions declared to shareholders
From net investment income	$(300,213)	$(106,873)
From net realized gain on investments	(135,911)	(2,950)
Total distributions declared to shareholders	$(436,124)	$(109,823)
Change in net assets from fund share transactions	$38,103,303	$12,816,813
Total change in net assets	$42,845,879	$12,672,673
Net assets
At beginning of period	16,556,194	3,883,521
At end of period (including undistributed net investment income of $154,248 and $30,498, respectively)	$59,402,073	$16,556,194

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.12	$10.82	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.14	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	0.30 (g)	0.77
Total from investment operations	$1.64	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.13)	$(0.06)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.20)	$(0.14)	$(0.06)
Net asset value, end of period (x)	$12.56	$11.12	$10.82
Total return (%) (r)(s)(t)(x)	14.87	4.01	8.82	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	2.72	4.45	(a)
Expenses after expense reductions (f)	1.19	1.18	1.15	(a)
Net investment income	1.25	1.22	1.40	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$29,508	$11,267	$1,154

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.10	$10.81	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	0.30 (g)	0.78
Total from investment operations	$1.54	$0.35	$0.82
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.05)	$(0.01)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.11)	$(0.06)	$(0.01)
Net asset value, end of period (x)	$12.53	$11.10	$10.81
Total return (%) (r)(s)(t)(x)	13.96	3.20	8.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.42	3.79	5.75	(a)
Expenses after expense reductions (f)	1.95	1.95	1.93	(a)
Net investment income	0.49	0.43	0.46	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$1,885	$717	$170

Class C	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.09	$10.80	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	0.30 (g)	0.79
Total from investment operations	$1.54	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.03)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.13)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$12.50	$11.09	$10.80
Total return (%) (r)(s)(t)(x)	13.91	3.23	8.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.31	3.73	5.39	(a)
Expenses after expense reductions (f)	1.95	1.95	1.93	(a)
Net investment income	0.48	0.43	0.48	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$9,977	$1,564	$421

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	0.30 (g)	0.80
Total from investment operations	$1.66	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.07)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.23)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$12.57	$11.14	$10.84
Total return (%) (r)(s)(x)	15.05	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	2.53	4.72	(a)
Expenses after expense reductions (f)	0.95	0.95	0.93	(a)
Net investment income	1.51	1.36	1.43	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$16,123	$964	$177

Class R1	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.12	$10.82	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.04	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	0.31 (g)	0.80
Total from investment operations	$1.55	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.04)	$(0.01)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.10)	$(0.05)	$(0.01)
Net asset value, end of period (x)	$12.57	$11.12	$10.82
Total return (%) (r)(s)(x)	13.96	3.18	8.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.56	4.18	5.92	(a)
Expenses after expense reductions (f)	1.95	1.95	1.93	(a)
Net investment income	0.48	0.39	0.40	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$57	$112	$108

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.13	$10.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.10	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	0.30 (g)	0.80
Total from investment operations	$1.61	$0.40	$0.87
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)	$(0.04)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.13)	$(0.10)	$(0.04)
Net asset value, end of period (x)	$12.61	$11.13	$10.83
Total return (%) (r)(s)(x)	14.57	3.69	8.69	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	3.68	5.42	(a)
Expenses after expense reductions (f)	1.45	1.45	1.43	(a)
Net investment income	0.98	0.89	0.90	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$53	$113	$109

Class R3	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.14	$10.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.13	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	0.31 (g)	0.79
Total from investment operations	$1.63	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)	$(0.05)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.18)	$(0.13)	$(0.05)
Net asset value, end of period (x)	$12.59	$11.14	$10.83
Total return (%) (r)(s)(x)	14.72	4.04	8.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	3.43	5.17	(a)
Expenses after expense reductions (f)	1.20	1.20	1.18	(a)
Net investment income	1.23	1.14	1.15	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$53	$113	$109

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	0.30 (g)	0.80
Total from investment operations	$1.66	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.07)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.22)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$12.58	$11.14	$10.84
Total return (%) (r)(s)(x)	15.08	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	3.18	4.92	(a)
Expenses after expense reductions (f)	0.95	0.95	0.93	(a)
Net investment income	1.48	1.39	1.40	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$53	$114	$109

Class R6 (formerly Class R5)	Years ended 8/31		Period ended 8/31/14 (c)
	2016	2015
Net asset value, beginning of period	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.50	0.30 (g)	0.80
Total from investment operations	$1.68	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.07)
From net realized gain on investments	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.24)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$12.58	$11.14	$10.84
Total return (%) (r)(s)(x)	15.21	4.22	9.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	3.14	4.90	(a)
Expenses after expense reductions (f)	0.88	0.91	0.91	(a)
Net investment income	1.53	1.43	1.42	(a)
Portfolio turnover	38	33	30	(n)
Net assets at end of period (000 omitted)	$1,693	$1,593	$1,527

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to

25

Notes to Financial Statements – continued

the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$58,583,659	$—	$—	$58,583,659
Mutual Funds	379,373	—	—	379,373
Total Investments	$58,963,032	$—	$—	$58,963,032

26

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. For the year ended August 31, 2016, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

27

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$349,626	$109,823
Long-term capital gains	86,498	—
Total distributions	$436,124	$109,823

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$54,151,749
Gross appreciation	4,954,521
Gross depreciation	(143,238)
Net unrealized appreciation (depreciation)	$4,811,283
Undistributed ordinary income	154,248
Capital loss carryforwards	(138,669)

As of August 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(138,669)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15	Year ended 8/31/16	Year ended 8/31/15
Class A	$179,229	$68,391	$101,633	$1,238
Class B	1,944	1,540	6,272	145
Class C	13,239	4,579	14,761	355
Class I	90,805	6,873	6,457	100
Class R1	32	384	390	61
Class R2	198	944	390	62
Class R3	400	1,226	390	62
Class R4	605	1,510	391	62
Class R6 (formerly Class R5)	13,761	21,426	5,227	865
Total	$300,213	$106,873	$135,911	$2,950

28

Notes to Financial Statements – continued

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

	Effective Commencement of Period	Effective 12/29/15
First $1 billion of average daily net assets	0.75%	0.60%
Next $1.5 billion of average daily net assets	0.70%	0.55%
Average daily net assets in excess of $2.5 billion	0.65%	0.50%

The investment adviser had agreed in writing to reduce its management fee to 0.60% for the first $1 billion of average daily net assets and 0.55% in excess of $1 billion of average daily net assets. This written agreement terminated on December 28, 2015. For the period September 1, 2015 to December 28, 2015, this management fee reduction amounted to $8,112, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $2,489, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.20%	1.95%	1.95%	0.95%	1.95%	1.45%	1.20%	0.95%	0.91%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2017. For the year ended August 31, 2016, this reduction amounted to $131,783, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $65,344 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

29

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$51,979
Class B	0.75%	0.25%	1.00%	1.00%	12,396
Class C	0.75%	0.25%	1.00%	1.00%	44,817
Class R1	0.75%	0.25%	1.00%	1.00%	549
Class R2	0.25%	0.25%	0.50%	0.50%	272
Class R3	—	0.25%	0.25%	0.25%	136
Total Distribution and Service Fees					$110,149

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $3,143 and $44 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$6
Class B	4,660
Class C	1,117

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $7,052, which equated to 0.0198% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $29,982.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

30

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0491% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $76 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 10,176, 5,557, 10,076, 5,716, 5,552, 5,633, 5,676, 5,715, and 129,501 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 (formerly Class R5), respectively, for an aggregate amount of $2,018,148. On June 29, 2016, MFS redeemed 4,546, 4,559, 363, 371, and 379 shares, respectively, of Class B, Class I, Class R2, Class R3, and Class R4, for an aggregate amount of $125,049.

At August 31, 2016, MFS held approximately 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $51,027,500 and $13,425,967, respectively.

31

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,092,547	$24,894,676	1,255,223	$14,308,949
Class B	113,015	1,323,803	61,412	699,282
Class C	747,875	8,945,844	108,089	1,225,622
Class I	1,514,125	17,745,563	90,200	1,029,639
Class R6 (formerly Class R5)	148,602	1,724,717	—	—
	4,616,164	$54,634,603	1,514,924	$17,263,492

Shares issued to shareholders in reinvestment of distributions
Class A	24,005	$280,852	6,132	$69,629
Class B	712	8,216	148	1,670
Class C	2,377	27,828	438	4,934
Class I	8,111	97,262	614	6,973
Class R1	37	422	40	445
Class R2	50	588	90	1,005
Class R3	68	790	115	1,288
Class R4	86	996	141	1,572
Class R6 (formerly Class R5)	304	3,550	1,991	22,291
	35,750	$420,504	9,709	$109,807

Shares reacquired
Class A	(779,292)	$(9,522,556)	(354,999)	$(4,099,493)
Class B	(27,799)	(327,879)	(12,729)	(147,017)
Class C	(93,160)	(1,097,562)	(6,416)	(73,362)
Class I	(325,884)	(3,977,164)	(20,551)	(236,614)
Class R1	(5,552)	(60,905)	—	—
Class R2	(5,996)	(66,317)	—	—
Class R3	(6,047)	(66,925)	—	—
Class R4	(6,094)	(67,506)	—	—
Class R6 (formerly Class R5)	(157,202)	(1,764,990)	—	—
	(1,407,026)	$(16,951,804)	(394,695)	$(4,556,486)

32

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	1,337,260	$15,652,972	906,356	$10,279,085
Class B	85,928	1,004,140	48,831	553,935
Class C	657,092	7,876,110	102,111	1,157,194
Class I	1,196,352	13,865,661	70,263	799,998
Class R1	(5,515)	(60,483)	40	445
Class R2	(5,946)	(65,729)	90	1,005
Class R3	(5,979)	(66,135)	115	1,288
Class R4	(6,008)	(66,510)	141	1,572
Class R6 (formerly Class R5)	(8,296)	(36,723)	1,991	22,291
	3,244,888	$38,103,303	1,129,938	$12,816,813

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $156 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	460,003	33,123,557	(33,204,187)	379,373

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,100	$379,373

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Low Volatility Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Low Volatility Equity Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Equity Fund (one of the series constituting the MFS Series Trust I) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

34

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

38

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

39

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

40

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2015. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 5, 2013 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

41

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. They also noted that MFS had amended its contractual advisory fee rate schedule to reduce the Fund’s advisory fee rate applicable at each breakpoint effective December 29, 2015. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending

42

Board Review of Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $96,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® NEW DISCOVERY FUND

NDF-ANN

MFS® NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	3.0%
SS&C Technologies Holdings, Inc.	2.0%
Berry Plastics Group, Inc.	1.9%
Masimo Corp.	1.8%
Healthcare Services Group, Inc.	1.8%
Steris PLC	1.7%
Live Nation, Inc.	1.6%
Sabre Corp.	1.5%
PerkinElmer, Inc.	1.5%
Axalta Coating Systems Ltd.	1.4%

Equity sectors
Health Care	24.9%
Technology	18.3%
Special Products & Services	14.2%
Basic Materials	7.5%
Financial Services	7.5%
Leisure	6.3%
Industrial Goods & Services	6.2%
Autos & Housing	5.5%
Retailing	3.5%
Consumer Staples	2.5%
Energy	1.2%
Transportation	1.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS New Discovery Fund (“fund”) provided a total return of 1.77%, at net asset value. This compares with a return of 3.55% for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Stock selection in the industrial goods & services sector and a combination of weak stock selection, and to a lesser extent, an underweight position in the financial services sector detracted from performance relative to the Russell 2000® Growth Index. However, there were no individual securities within either sector that were among the fund’s top relative detractors during the period.

Stock selection in both the transportation and basic materials sectors further weakened relative performance. Within the transportation sector, the fund’s holdings of shipping company Diana Shipping (b)(h) (Greece) held back relative returns. Shares of Diana Shipping fell in the first half of the reporting period owing to weak demand growth from China, sluggish new vessel supply and a slowdown in the dry bulk shipping market. Within the basic materials sector, the fund’s overweight position in silicon and specialty metals provider Ferroglobe (United Kingdom) also hindered relative results.

3

Management Review – continued

Elsewhere, overweight positions in biopharmaceutical company AMAG Pharmaceuticals, emergency rooms operator Adeptus Health, automotive products reseller Fenix Parts, cardiovascular medical device maker Cardiovascular Systems (h), hotels operator La Quinta (h) and biopharmaceutical company Aratana Therapeutics held back relative results. Shares of AMAG Pharmaceuticals fell early in the period driven by lower-than-expected growth in sales of its Makena drug that is used to lower the risk of premature birth and higher operating expenses following the acquisition of Cord Blood Registry (CBR), the world’s largest stem cell collection and storage company. The share price of Adeptus Health depreciated due to a larger-than-expected impact from seasonality towards the end of the calendar year. Additionally, holdings of senior living communities operator Brookdale Senior Living (b) and not owning biopharmaceutical company Dyax further hindered relative performance.

Contributors to Performance

Strong stock selection in the retailing sector contributed to relative performance. Within this sector, an overweight position in discount retailer Ollie’s Bargain Outlet Holdings aided relative results led by strong sales, a continued flow of merchandise into its stores and low gas prices which appeared to have kept consumers hunting for bargains.

Strong stock selection, and to a lesser extent, an overweight position in the health care sector also aided relative returns. Here, the fund’s overweight positions in global medical technology company Masimo, biopharmaceutical company Tesaro and healthcare services provider Healthcare Services Group boosted relative performance. Shares of Masimo appreciated in the second half of the reporting period owing primarily to strong performance in its SET (Signal Extraction Technology) business and growth in Rainbow product sales. New product lines, an additional tender win in the Middle East and an active buyback program also supported the company’s share price.

Stock selection in the technology sector bolstered relative returns. Here, overweighting enterprise-class cloud commerce solutions provider Demandware (h), software solutions provider Fleetmatics Group (h) and online event management solutions provider Cvent (h) contributed to relative results. Shares of Demandware rose after the company announced it was being acquired by Salesforce.com.

Elsewhere, the fund’s holdings of chemicals manufacturer Albemarle (b)(h), securities exchange services provider NASDAQ (b) and electronic payment services company Global Payments (b) further contributed to relative performance.

Respectfully,

Paul Gordon	Michael Grossman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	1.77%	9.24%	8.58%	N/A
B	11/03/97	1.00%	8.42%	7.79%	N/A
C	11/03/97	0.99%	8.42%	7.79%	N/A
I	1/02/97	2.02%	9.51%	8.88%	N/A
R1	4/01/05	1.05%	8.43%	7.78%	N/A
R2	10/31/03	1.55%	8.97%	8.32%	N/A
R3	4/01/05	1.77%	9.24%	8.59%	N/A
R4	4/01/05	2.03%	9.50%	8.86%	N/A
R6 (formerly Class R5)	6/01/12	2.13%	N/A	N/A	11.10%
529A	7/31/02	1.74%	9.20%	8.48%	N/A
529B	7/31/02	0.98%	8.39%	7.70%	N/A
529C	7/31/02	0.98%	8.36%	7.69%	N/A
Comparative benchmark
Russell 2000® Growth Index (f)		3.55%	13.02%	8.20%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.08)%	7.96%	7.94%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.00)%	8.14%	7.79%	N/A
C With CDSC (1% for 12 months) (v)		(0.01)%	8.42%	7.79%	N/A
529A With Initial Sales Charge (5.75%)		(4.11)%	7.91%	7.84%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.02)%	8.11%	7.70%	N/A
529C With CDSC (1% for 12 months) (v)		(0.02)%	8.36%	7.69%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.31%	$1,000.00	$1,213.39	$7.29
	Hypothetical (h)	1.31%	$1,000.00	$1,018.55	$6.65
B	Actual	2.06%	$1,000.00	$1,208.71	$11.44
	Hypothetical (h)	2.06%	$1,000.00	$1,014.78	$10.43
C	Actual	2.06%	$1,000.00	$1,208.93	$11.44
	Hypothetical (h)	2.06%	$1,000.00	$1,014.78	$10.43
I	Actual	1.07%	$1,000.00	$1,214.82	$5.96
	Hypothetical (h)	1.07%	$1,000.00	$1,019.76	$5.43
R1	Actual	2.06%	$1,000.00	$1,209.48	$11.44
	Hypothetical (h)	2.06%	$1,000.00	$1,014.78	$10.43
R2	Actual	1.57%	$1,000.00	$1,212.36	$8.73
	Hypothetical (h)	1.57%	$1,000.00	$1,017.24	$7.96
R3	Actual	1.32%	$1,000.00	$1,213.60	$7.34
	Hypothetical (h)	1.32%	$1,000.00	$1,018.50	$6.70
R4	Actual	1.07%	$1,000.00	$1,215.01	$5.96
	Hypothetical (h)	1.07%	$1,000.00	$1,019.76	$5.43
R6 (formerly Class R5)	Actual	0.97%	$1,000.00	$1,215.67	$5.40
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
529A	Actual	1.34%	$1,000.00	$1,213.58	$7.46
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
529B	Actual	2.09%	$1,000.00	$1,209.10	$11.61
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
529C	Actual	2.11%	$1,000.00	$1,208.49	$11.71
	Hypothetical (h)	2.11%	$1,000.00	$1,014.53	$10.68

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.02% and 0.03%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%
Issuer	Shares/Par	Value ($)
Aerospace - 1.4%
HEICO Corp.	78,894	$5,361,639
Leidos Holdings, Inc.	249,353	10,101,290

		$15,462,929
Automotive - 0.6%
Fenix Parts, Inc. (a)(h)	1,338,451	$6,504,872

Biotechnology - 4.1%
Acadia Pharmaceuticals, Inc. (a)(l)	110,073	$3,536,645
Alder Biopharmaceuticals, Inc. (a)	91,481	3,016,129
Alnylam Pharmaceuticals, Inc. (a)	49,251	3,440,182
AMAG Pharmaceuticals, Inc. (a)	236,533	5,636,581
Amicus Therapeutics, Inc. (a)	436,928	2,923,048
Exact Sciences Corp. (a)	193,261	3,569,531
MiMedx Group, Inc. (a)(l)	638,132	4,620,076
Neurocrine Biosciences, Inc. (a)	76,944	3,728,706
Novavax, Inc. (a)(l)	515,613	3,526,793
Spark Therapeutics, Inc. (a)	70,353	3,980,573
Tesaro, Inc. (a)	72,716	6,158,318
VTV Therapeutics, Inc. (a)	275,016	1,553,840

		$45,690,422
Broadcasting - 1.6%
Live Nation, Inc. (a)	676,875	$18,086,100

Brokerage & Asset Managers - 1.6%
NASDAQ, Inc.	130,190	$9,270,830
Raymond James Financial, Inc.	145,002	8,434,766

		$17,705,596
Business Services - 10.6%
Bright Horizons Family Solutions, Inc. (a)	499,197	$34,025,268
CoStar Group, Inc. (a)	44,508	9,224,283
Gartner, Inc. (a)	142,000	12,922,000
Global Payments, Inc.	139,912	10,626,316
Medpace Holdings, Inc. (a)	108,530	3,065,973
Travelport Worldwide Ltd.	609,880	8,373,652
Tyler Technologies, Inc. (a)	33,410	5,477,570
Ultimate Software Group, Inc. (a)	54,295	11,344,397

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Univar, Inc. (a)	349,691	$7,235,107
WNS (Holdings) Ltd., ADR (a)	360,408	10,570,767
Zendesk, Inc. (a)	227,596	6,950,782

		$119,816,115
Chemicals - 1.2%
FMC Corp.	118,544	$5,564,455
Ingevity Corp. (a)	185,197	8,219,043

		$13,783,498
Computer Software - 6.5%
2U, Inc. (a)	283,020	$10,001,927
Aspen Technology, Inc. (a)	277,129	12,598,284
Cadence Design Systems, Inc. (a)	502,965	12,795,430
Enghouse Systems Ltd.	143,886	6,114,661
Paylocity Holding Corp. (a)	149,942	6,751,888
Sabre Corp.	602,090	16,948,834
SecureWorks Corp. (a)	610,636	8,671,031

		$73,882,055
Computer Software - Systems - 7.1%
Kinaxis, Inc. (a)	113,691	$5,387,188
Model N, Inc. (a)	542,928	5,820,188
NICE Systems Ltd., ADR	231,728	15,857,147
Proofpoint, Inc. (a)	95,506	7,349,187
Q2 Holdings, Inc. (a)	363,222	10,286,447
Rapid7, Inc. (a)	413,554	7,431,565
ServiceNow, Inc. (a)	62,884	4,569,780
SS&C Technologies Holdings, Inc.	699,534	23,049,645

		$79,751,147
Construction - 4.9%
GMS, Inc. (a)	379,100	$9,276,577
Lennox International, Inc.	64,542	10,395,780
Pool Corp.	102,511	10,340,285
Siteone Landscape Supply, Inc. (a)	327,796	12,534,919
Summit Materials, Inc., “A” (a)	455,219	8,986,023
Techtronic Industries Co. Ltd.	1,013,500	4,108,846

		$55,642,430
Consumer Services - 2.2%
Carriage Services, Inc.	220,291	$5,163,621
Nord Anglia Education, Inc. (a)	373,564	7,912,086
ServiceMaster Global Holdings, Inc. (a)	304,869	11,374,662

		$24,450,369

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 1.9%
Berry Plastics Group, Inc. (a)	474,371	$21,531,700

Electronics - 3.6%
Inphi Corp. (a)	115,870	$4,990,521
Iriso Electronics Co. Ltd.	60,060	3,546,770
Mellanox Technologies Ltd. (a)	68,519	3,003,873
Monolithic Power Systems, Inc.	174,261	13,369,304
Silicon Laboratories, Inc. (a)	234,167	13,417,769
Solaredge Technologies, Inc. (a)(l)	122,260	2,080,865

		$40,409,102
Engineering - Construction - 0.7%
Team, Inc. (a)	264,008	$8,387,534

Food & Beverages - 2.5%
AdvancePierre Foods Holdings, Inc.	217,004	$5,492,371
Blue Buffalo Pet Products, Inc. (a)	238,726	6,154,356
Flex Pharma, Inc. (a)	222,918	2,467,702
Freshpet, Inc. (a)	521,749	5,483,582
Snyders-Lance, Inc.	253,443	8,956,676

		$28,554,687
General Merchandise - 1.5%
Five Below, Inc. (a)	262,743	$11,707,828
Ollie’s Bargain Outlet Holdings, Inc. (a)	216,824	5,511,666

		$17,219,494
Internet - 1.1%
LogMeIn, Inc.	151,373	$12,639,646

Machinery & Tools - 3.2%
Allison Transmission Holdings, Inc.	399,466	$11,081,187
Ritchie Bros. Auctioneers, Inc.	238,483	8,306,363
SPX FLOW, Inc. (a)	285,188	8,387,379
WABCO Holdings, Inc. (a)	81,607	8,712,363

		$36,487,292
Medical & Health Technology & Services - 7.6%
Adeptus Health, Inc., “A” (a)(l)	155,089	$6,600,588
Brookdale Senior Living, Inc. (a)	404,607	6,963,286
Capital Senior Living Corp. (a)	421,058	7,237,987
Healthcare Services Group, Inc.	504,954	20,384,993
INC Research Holdings, Inc., “A” (a)	163,772	7,145,372
MEDNAX, Inc. (a)	166,306	10,937,946

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Premier, Inc., “A” (a)	313,225	$9,913,571
Teladoc, Inc. (a)(l)	410,079	7,311,709
VCA, Inc. (a)	127,388	9,020,344

		$85,515,796
Medical Equipment - 11.7%
AtriCure, Inc. (a)	309,734	$4,766,806
Cepheid, Inc. (a)	218,412	7,495,900
DexCom, Inc. (a)	92,438	8,420,177
Hologic, Inc. (a)	211,509	8,126,176
Insulet Corp. (a)	172,166	7,287,787
Integra LifeSciences Holdings Corp. (a)	124,389	10,749,697
Masimo Corp. (a)	347,798	20,568,774
Merit Medical Systems, Inc. (a)	266,963	6,471,183
NxStage Medical, Inc. (a)	523,022	11,956,283
PerkinElmer, Inc.	316,291	16,842,496
Steris PLC	269,867	19,074,200
VWR Corp. (a)	386,506	10,787,382

		$132,546,861
Oil Services - 1.2%
Forum Energy Technologies, Inc. (a)	462,035	$8,117,955
Patterson-UTI Energy, Inc.	246,145	4,797,366

		$12,915,321
Other Banks & Diversified Financials - 3.7%
Bank of The Ozarks, Inc.	218,457	$8,559,145
First Republic Bank	81,606	6,280,398
Texas Capital Bancshares, Inc. (a)	188,789	9,915,198
Webster Financial Corp.	245,987	9,502,478
Wintrust Financial Corp.	131,560	7,312,105

		$41,569,324
Pharmaceuticals - 1.5%
Aratana Therapeutics, Inc. (a)	608,472	$5,397,147
Collegium Pharmaceutical, Inc. (a)	313,270	2,609,539
MediWound Ltd. (a)	309,012	2,305,230
TherapeuticsMD, Inc. (a)(l)	1,032,488	7,103,517

		$17,415,433
Pollution Control - 0.9%
Clean Harbors, Inc. (a)	209,556	$10,016,777

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 0.3%
StealthGas, Inc. (a)	976,797	$3,457,861

Real Estate - 2.2%
Big Yellow Group PLC, REIT	458,482	$4,554,549
Life Storage, Inc., REIT	99,116	8,920,440
Tanger Factory Outlet Centers, Inc., REIT	282,080	11,463,731

		$24,938,720
Restaurants - 4.7%
Dave & Buster’s, Inc. (a)	168,801	$7,840,806
Domino’s Pizza, Inc.	40,813	6,104,400
Dunkin Brands Group, Inc.	226,913	11,107,391
Performance Food Group Co. (a)	230,853	5,932,922
U.S. Foods Holding Corp. (a)	422,754	10,251,785
Wingstop, Inc. (l)	249,532	7,558,324
Zoe’s Kitchen, Inc. (a)	165,706	4,512,174

		$53,307,802
Special Products & Services - 1.4%
Boyd Group Income Fund, IEU	207,040	$13,615,319
Nexeo Solutions Holdings LLC (a)(z)	233,087	2,284,253

		$15,899,572
Specialty Chemicals - 4.4%
Axalta Coating Systems Ltd. (a)	558,999	$15,998,551
Ferroglobe PLC	892,264	7,361,178
Nexeo Solutions, Inc., EU (a)	707,014	6,928,737
PolyOne Corp.	232,216	8,004,486
RPM International, Inc.	206,799	11,276,749

		$49,569,701
Specialty Stores - 2.0%
Citi Trends, Inc.	458,547	$8,964,594
Monro Muffler Brake, Inc.	76,789	4,331,667
Urban Outfitters, Inc. (a)	258,850	9,279,773

		$22,576,034
Trucking - 0.8%
Swift Transportation Co. (a)	478,748	$8,909,500
Total Common Stocks (Identified Cost, $961,427,113)		$1,114,643,690

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $15,910,051)	15,910,051	$15,910,051

15

Portfolio of Investments – continued

Collateral for Securities Loaned - 1.9%
Issuer	Shares/Par	Value ($)
Navigator Securities Lending Prime Portfolio, 0.43%, at Cost and Net Asset Value (j)	21,360,031	$21,360,031
Total Investments (Identified Cost, $998,697,195)		$1,151,913,772

Other Assets, Less Liabilities - (2.0)%		(22,523,634)
Net Assets - 100.0%		$1,129,390,138

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Nexeo Solutions Holdings LLC	5/06/16	$2,330,870	$2,284,253
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
EU	Equity Unit
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $971,921,917)	$1,129,498,849
Underlying affiliated funds, at value (identified cost, $15,910,051)	15,910,051
Other affiliated issuers, at value (identified cost, $10,865,227)	6,504,872
Total investments, at value, including $20,641,904 of securities on loan (identified cost, $998,697,195)	$1,151,913,772
Cash	43,462
Receivables for
Investments sold	16,882,014
Fund shares sold	1,467,904
Interest and dividends	564,887
Other assets	1,458
Total assets	$1,170,873,497
Liabilities
Payables for
Investments purchased	$15,554,019
Fund shares reacquired	3,986,579
Collateral for securities loaned, at value	21,360,031
Payable to affiliates
Investment adviser	55,674
Shareholder servicing costs	309,987
Distribution and service fees	11,950
Program manager fees	19
Payable for independent Trustees’ compensation	3,040
Accrued expenses and other liabilities	202,060
Total liabilities	$41,483,359
Net assets	$1,129,390,138
Net assets consist of
Paid-in capital	$971,127,303
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	153,216,316
Accumulated net realized gain (loss) on investments and foreign currency	6,192,693
Accumulated net investment loss	(1,146,174)
Net assets	$1,129,390,138
Shares of beneficial interest outstanding	46,191,693

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$400,997,338	16,630,803	$24.11
Class B	22,905,783	1,129,777	20.27
Class C	85,369,992	4,203,002	20.31
Class I	101,635,485	3,873,028	26.24
Class R1	5,646,971	280,304	20.15
Class R2	35,890,419	1,564,086	22.95
Class R3	57,592,653	2,390,968	24.09
Class R4	91,974,257	3,665,363	25.09
Class R6 (formerly Class R5)	320,645,136	12,153,273	26.38
Class 529A	5,075,099	216,771	23.41
Class 529B	306,255	15,581	19.66
Class 529C	1,350,750	68,737	19.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $25.58 [100 / 94.25 x $24.11] and $24.84 [100 / 94.25 x $23.41], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$8,956,169
Income on securities loaned	893,433
Dividends from underlying affiliated funds	79,765
Foreign taxes withheld	(58,325)
Total investment income	$9,871,042
Expenses
Management fee	$10,736,014
Distribution and service fees	2,614,400
Shareholder servicing costs	1,480,205
Program manager fees	6,414
Administrative services fee	197,069
Independent Trustees’ compensation	31,267
Custodian fee	108,249
Shareholder communications	88,096
Audit and tax fees	56,706
Legal fees	13,954
Miscellaneous	194,942
Total expenses	$15,527,316
Fees paid indirectly	(101)
Reduction of expenses by investment adviser and distributor	(301,560)
Net expenses	$15,225,655
Net investment loss	$(5,354,613)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments in non-affiliated issuers	$18,118,875
Foreign currency	(18,055)
Net realized gain (loss) on investments and foreign currency	$18,100,820
Change in unrealized appreciation (depreciation)
Investments	$(5,220,988)
Translation of assets and liabilities in foreign currencies	(261)
Net unrealized gain (loss) on investments and foreign currency translation	$(5,221,249)
Net realized and unrealized gain (loss) on investments and foreign currency	$12,879,571
Change in net assets from operations	$7,524,958

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment loss	$(5,354,613)	$(12,467,490)
Net realized gain (loss) on investments and foreign currency	18,100,820	6,558,567
Net unrealized gain (loss) on investments and foreign currency translation	(5,221,249)	7,664,362
Change in net assets from operations	$7,524,958	$1,755,439
Distributions declared to shareholders
From net realized gain on investments	$—	$(126,855,750)
Change in net assets from fund share transactions	$(251,345,128)	$(564,245,904)
Total change in net assets	$(243,820,170)	$(689,346,215)
Net assets
At beginning of period	1,373,210,308	2,062,556,523
At end of period (including accumulated net investment loss of $1,146,174 and $8,821,472, respectively)	$1,129,390,138	$1,373,210,308

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.69	$25.49	$25.86	$20.17	$22.63
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.20)	$(0.22)	$(0.14)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	0.22	2.30	5.83	1.80
Total from investment operations	$0.42	$0.02	$2.08	$5.69	$1.64
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$24.11	$23.69	$25.49	$25.86	$20.17
Total return (%) (r)(s)(t)(x)	1.77	0.47	8.01	28.21	9.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.36	1.33	1.35	1.39
Expenses after expense reductions (f)	1.34	1.31	1.27	1.31	1.35
Net investment loss	(0.50)	(0.81)	(0.83)	(0.59)	(0.83)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$400,997	$457,437	$620,802	$866,006	$529,749

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.07	$22.04	$22.83	$17.94	$20.73
Income (loss) from investment operations
Net investment loss (d)	$(0.24)	$(0.32)	$(0.36)	$(0.27)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.17	2.02	5.16	1.59
Total from investment operations	$0.20	$(0.15)	$1.66	$4.89	$1.31
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$20.27	$20.07	$22.04	$22.83	$17.94
Total return (%) (r)(s)(t)(x)	1.00	(0.27)	7.18	27.26	9.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.11	2.08	2.10	2.14
Expenses after expense reductions (f)	2.09	2.06	2.02	2.06	2.10
Net investment loss	(1.26)	(1.57)	(1.58)	(1.34)	(1.59)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$22,906	$27,455	$34,971	$37,952	$30,308

Class C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.11	$22.08	$22.86	$17.96	$20.76
Income (loss) from investment operations
Net investment loss (d)	$(0.24)	$(0.32)	$(0.36)	$(0.27)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.17	2.03	5.17	1.58
Total from investment operations	$0.20	$(0.15)	$1.67	$4.90	$1.30
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$20.31	$20.11	$22.08	$22.86	$17.96
Total return (%) (r)(s)(t)(x)	0.99	(0.28)	7.22	27.28	9.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.11	2.08	2.10	2.14
Expenses after expense reductions (f)	2.09	2.06	2.02	2.06	2.10
Net investment loss	(1.27)	(1.57)	(1.59)	(1.35)	(1.59)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$85,370	$105,686	$141,293	$136,913	$91,138

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.72	$27.44	$27.61	$21.48	$23.77
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.14)	$(0.17)	$(0.09)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.59	0.24	2.45	6.22	1.93
Total from investment operations	$0.52	$0.10	$2.28	$6.13	$1.81
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$26.24	$25.72	$27.44	$27.61	$21.48
Total return (%) (r)(s)(x)	2.02	0.74	8.25	28.54	10.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.08	1.10	1.15
Expenses after expense reductions (f)	1.09	1.06	1.02	1.06	1.10
Net investment loss	(0.30)	(0.55)	(0.59)	(0.36)	(0.59)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$101,635	$166,513	$483,893	$368,806	$170,830

Class R1	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.94	$21.91	$22.71	$17.84	$20.65
Income (loss) from investment operations
Net investment loss (d)	$(0.23)	$(0.32)	$(0.36)	$(0.27)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.17	2.01	5.14	1.57
Total from investment operations	$0.21	$(0.15)	$1.65	$4.87	$1.29
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$20.15	$19.94	$21.91	$22.71	$17.84
Total return (%) (r)(s)(x)	1.05	(0.28)	7.17	27.30	9.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.11	2.08	2.10	2.14
Expenses after expense reductions (f)	2.09	2.06	2.02	2.06	2.10
Net investment loss	(1.26)	(1.57)	(1.59)	(1.34)	(1.59)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$5,647	$6,573	$8,490	$8,972	$7,506

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.60	$24.46	$24.97	$19.52	$22.09
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.25)	$(0.27)	$(0.19)	$(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	0.21	2.21	5.64	1.74
Total from investment operations	$0.35	$(0.04)	$1.94	$5.45	$1.53
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$22.95	$22.60	$24.46	$24.97	$19.52
Total return (%) (r)(s)(x)	1.55	0.23	7.72	27.92	9.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.61	1.58	1.60	1.64
Expenses after expense reductions (f)	1.59	1.56	1.52	1.56	1.60
Net investment loss	(0.82)	(1.07)	(1.09)	(0.85)	(1.09)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$35,890	$57,077	$66,923	$60,501	$35,599

Class R3	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.67	$25.47	$25.84	$20.15	$22.62
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.20)	$(0.22)	$(0.14)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	0.22	2.30	5.83	1.79
Total from investment operations	$0.42	$0.02	$2.08	$5.69	$1.63
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$24.09	$23.67	$25.47	$25.84	$20.15
Total return (%) (r)(s)(x)	1.77	0.47	8.02	28.24	9.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.36	1.33	1.35	1.39
Expenses after expense reductions (f)	1.34	1.31	1.27	1.31	1.35
Net investment loss	(0.55)	(0.82)	(0.84)	(0.60)	(0.83)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$57,593	$89,659	$150,359	$110,562	$61,125

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.60	$26.33	$26.57	$20.67	$23.04
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.14)	$(0.16)	$(0.08)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	0.23	2.37	5.98	1.85
Total from investment operations	$0.49	$0.09	$2.21	$5.90	$1.73
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$25.09	$24.60	$26.33	$26.57	$20.67
Total return (%) (r)(s)(x)	1.99	0.73	8.31	28.54	10.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.08	1.10	1.14
Expenses after expense reductions (f)	1.09	1.06	1.02	1.06	1.10
Net investment loss	(0.32)	(0.57)	(0.59)	(0.35)	(0.58)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$91,974	$142,857	$229,964	$197,884	$141,694

Class R6 (formerly Class R5)	Years ended 8/31
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$25.83	$27.52	$27.64	$21.48	$19.73
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.12)	$(0.13)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.58	0.25	2.46	6.22	1.78
Total from investment operations	$0.55	$0.13	$2.33	$6.16	$1.75
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$—
Net asset value, end of period (x)	$26.38	$25.83	$27.52	$27.64	$21.48
Total return (%) (r)(s)(x)	2.13	0.85	8.43	28.68	8.87	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.98	0.97	0.99	1.07	(a)
Expenses after expense reductions (f)	0.97	0.93	0.91	0.96	1.05	(a)
Net investment loss	(0.11)	(0.44)	(0.48)	(0.24)	(0.49	)(a)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$320,645	$313,080	$319,139	$244,655	$174,681

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.01	$24.82	$25.25	$19.70	$22.22
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.20)	$(0.22)	$(0.14)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	0.21	2.24	5.69	1.75
Total from investment operations	$0.40	$0.01	$2.02	$5.55	$1.58
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$23.41	$23.01	$24.82	$25.25	$19.70
Total return (%) (r)(s)(t)(x)	1.74	0.44	7.97	28.17	9.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46	1.43	1.45	1.49
Expenses after expense reductions (f)	1.37	1.34	1.30	1.34	1.40
Net investment loss	(0.50)	(0.85)	(0.86)	(0.62)	(0.89)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$5,075	$5,149	$5,150	$4,519	$3,304

Class 529B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.47	$21.44	$22.27	$17.51	$20.35
Income (loss) from investment operations
Net investment loss (d)	$(0.23)	$(0.32)	$(0.36)	$(0.28)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	0.42	0.17	1.98	5.04	1.54
Total from investment operations	$0.19	$(0.15)	$1.62	$4.76	$1.26
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$19.66	$19.47	$21.44	$22.27	$17.51
Total return (%) (r)(s)(t)(x)	0.98	(0.28)	7.18	27.18	8.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.21	2.18	2.20	2.24
Expenses after expense reductions (f)	2.12	2.09	2.06	2.10	2.15
Net investment loss	(1.28)	(1.60)	(1.62)	(1.39)	(1.64)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$306	$341	$348	$300	$217

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.46	$21.44	$22.28	$17.52	$20.36
Income (loss) from investment operations
Net investment loss (d)	$(0.23)	$(0.33)	$(0.36)	$(0.28)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	0.42	0.17	1.97	5.04	1.54
Total from investment operations	$0.19	$(0.16)	$1.61	$4.76	$1.26
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.82)	$(2.45)	$—	$(4.10)
Net asset value, end of period (x)	$19.65	$19.46	$21.44	$22.28	$17.52
Total return (%) (r)(s)(t)(x)	0.98	(0.34)	7.13	27.17	8.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.21	2.18	2.20	2.24
Expenses after expense reductions (f)	2.14	2.11	2.07	2.11	2.15
Net investment loss	(1.28)	(1.62)	(1.63)	(1.39)	(1.64)
Portfolio turnover	49	56	98	96	128
Net assets at end of period (000 omitted)	$1,351	$1,383	$1,223	$1,454	$906

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

28

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

29

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,019,693,914	$9,212,990	$—	$1,028,906,904
Canada	33,423,532	—	—	33,423,532
Israel	18,162,376	—	—	18,162,376
Hong Kong	12,020,931	—	—	12,020,931
India	10,570,767	—	—	10,570,767
United Kingdom	4,554,549	—	—	4,554,549
Japan	3,546,770	—	—	3,546,770
Greece	3,457,861	—	—	3,457,861
Mutual Funds	37,270,082	—	—	37,270,082
Total Investments	$1,142,700,782	$9,212,990	$—	$1,151,913,772

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

30

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $20,641,904. The fair value of the fund’s investment securities on loan and a related liability of $21,360,031 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a

31

Notes to Financial Statements – continued

three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$—	$48,232,704
Long-term capital gains	—	78,623,046
Total distributions	$—	$126,855,750

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$1,001,988,455
Gross appreciation	212,170,286
Gross depreciation	(62,244,969)
Net unrealized appreciation (depreciation)	$149,925,317
Undistributed long-term capital gain	9,483,953
Late year ordinary loss deferral	(1,143,596)
Other temporary differences	(2,839)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

32

Notes to Financial Statements – continued

due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15
Class A	$—	$37,499,564
Class B	—	2,602,265
Class C	—	10,467,996
Class I	—	23,496,764
Class R1	—	677,901
Class R2	—	4,749,388
Class R3	—	10,116,834
Class R4	—	15,023,639
Class R6 (formerly Class R5)	—	21,708,105
Class 529A	—	376,407
Class 529B	—	29,302
Class 529C	—	107,585
Total	$—	$126,855,750

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1 billion up to $2.5 billion, 0.75% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.70% of average daily net assets in excess of $5 billion. This written agreement will terminate on December 28, 2016. For the year ended August 31, 2016, this management fee reduction amounted to $193,459, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $85,762, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets. Effective December 29, 2016, the management fee will be computed daily and paid monthly at an annual rate of 0.90% of average daily net assets up to $1 billion, 0.80% of average daily net assets in excess of $1 billion up to $2.5 billion, 0.75% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.70% of average daily net assets in excess of $5 billion.

33

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $161,665 and $2,678 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,006,262
Class B	0.75%	0.25%	1.00%	1.00%	237,461
Class C	0.75%	0.25%	1.00%	1.00%	893,482
Class R1	0.75%	0.25%	1.00%	1.00%	57,477
Class R2	0.25%	0.25%	0.50%	0.50%	223,332
Class R3	—	0.25%	0.25%	0.25%	168,455
Class 529A	—	0.25%	0.25%	0.23%	12,070
Class 529B	0.75%	0.25%	1.00%	0.98%	3,032
Class 529C	0.75%	0.25%	1.00%	1.00%	12,829
Total Distribution and Service Fees					$2,614,400

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $17,292, $585, $187, $974, $73, and $20 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent

34

Notes to Financial Statements – continued

deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$1,324
Class B	44,057
Class C	4,371
Class 529B	—
Class 529C	34

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2017, unless MFD elects to extend the waiver. For the year ended August 31, 2016, this waiver amounted to $3,208 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$4,828	$2,414
Class 529B	303	152
Class 529C	1,283	642
Total Program Manager Fees and Waivers	$6,414	$3,208

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $199,820, which equated to 0.0167% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,280,385.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

35

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $503 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,578 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $3,225 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 613 shares of Class I for an aggregate amount of $13,712.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2016, the fund engaged in purchase and sale transactions pursuant

36

Notes to Financial Statements – continued

to this policy, which amounted to $8,038,150 and $4,320,742, respectively. The sales transactions resulted in net realized gains (losses) of $(169,225).

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $574,160,521 and $818,879,816, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,581,507	$57,106,656	4,144,692	$100,103,569
Class B	125,615	2,323,055	175,489	3,625,737
Class C	359,925	6,744,890	742,719	15,178,365
Class I	982,521	24,084,261	3,011,530	78,476,753
Class R1	48,011	889,588	70,933	1,450,640
Class R2	353,539	7,402,869	714,972	16,565,026
Class R3	774,467	16,847,480	1,423,934	34,307,059
Class R4	959,951	21,770,461	1,553,724	38,585,743
Class R6 (formerly Class R5)	2,833,166	68,078,944	1,487,646	38,041,848
Class 529A	32,930	704,960	26,760	623,232
Class 529B	1,023	18,604	2,301	46,115
Class 529C	13,002	227,071	17,128	335,609
	9,065,657	$206,198,839	13,371,828	$327,339,696

Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	1,510,902	$33,904,606
Class B	—	—	119,940	2,292,057
Class C	—	—	419,267	8,028,972
Class I	—	—	673,187	16,371,901
Class R1	—	—	35,698	677,901
Class R2	—	—	201,430	4,320,672
Class R3	—	—	451,241	10,116,834
Class R4	—	—	641,547	14,922,377
Class R6 (formerly Class R5)	—	—	889,676	21,708,105
Class 529A	—	—	17,266	376,407
Class 529B	—	—	1,580	29,302
Class 529C	—	—	5,800	107,585
	—	$—	4,967,534	$112,856,719

37

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(5,259,274)	$(116,373,210)	(10,703,341)	$(256,026,622)
Class B	(363,736)	(6,790,055)	(514,205)	(10,538,072)
Class C	(1,412,784)	(26,258,340)	(2,305,752)	(47,206,923)
Class I	(3,583,416)	(86,864,306)	(14,842,562)	(386,712,298)
Class R1	(97,262)	(1,799,822)	(164,487)	(3,369,134)
Class R2	(1,314,576)	(27,633,057)	(1,126,756)	(25,995,346)
Class R3	(2,171,692)	(48,293,221)	(3,990,902)	(96,230,924)
Class R4	(3,102,929)	(71,687,353)	(5,121,872)	(128,381,052)
Class R6 (formerly Class R5)	(2,801,968)	(70,638,112)	(1,853,449)	(49,110,314)
Class 529A	(39,969)	(879,960)	(27,758)	(646,408)
Class 529B	(2,953)	(53,513)	(2,610)	(51,738)
Class 529C	(15,307)	(273,018)	(8,936)	(173,488)
	(20,165,866)	$(457,543,967)	(40,662,630)	$(1,004,442,319)

Net change
Class A	(2,677,767)	$(59,266,554)	(5,047,747)	$(122,018,447)
Class B	(238,121)	(4,467,000)	(218,776)	(4,620,278)
Class C	(1,052,859)	(19,513,450)	(1,143,766)	(23,999,586)
Class I	(2,600,895)	(62,780,045)	(11,157,845)	(291,863,644)
Class R1	(49,251)	(910,234)	(57,856)	(1,240,593)
Class R2	(961,037)	(20,230,188)	(210,354)	(5,109,648)
Class R3	(1,397,225)	(31,445,741)	(2,115,727)	(51,807,031)
Class R4	(2,142,978)	(49,916,892)	(2,926,601)	(74,872,932)
Class R6 (formerly Class R5)	31,198	(2,559,168)	523,873	10,639,639
Class 529A	(7,039)	(175,000)	16,268	353,231
Class 529B	(1,930)	(34,909)	1,271	23,679
Class 529C	(2,305)	(45,947)	13,992	269,706
	(11,100,209)	$(251,345,128)	(22,323,268)	$(564,245,904)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 9%, 8%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

38

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $5,371 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	24,473,857	356,203,763	(364,767,569)	15,910,051

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$ 79,765	$15,910,051

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Fenix Parts, Inc.	1,338,451	—	—	1,338,451

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Fenix Parts, Inc.	$—	$—	$—	$6,504,872

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund (one of the series constituting the MFS Series Trust I) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

44

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Paul Gordon Michael Grossman

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

46

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including replacing one portfolio manager in 2014. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

47

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rates”). The Trustees also noted that MFS has agreed to amend its contractual advisory fee schedule to reflect the existing management fee waiver rates effective as of December 29, 2016. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

48

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® RESEARCH INTERNATIONAL FUND

RIF-ANN

MFS® RESEARCH INTERNATIONAL FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.7%
Novartis AG	3.3%
Roche Holding AG	3.2%
Bayer AG	2.0%
Schneider Electric S.A.	2.0%
KDDI Corp.	1.9%
AIA Group Ltd.	1.9%
Danone S.A.	1.9%
Reckitt Benckiser Group PLC	1.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7%

Global equity sectors
Financial Services	23.1%
Capital Goods	23.1%
Consumer Staples	10.9%
Health Care	10.7%
Technology	9.5%
Energy	8.4%
Consumer Cyclicals	8.1%
Telecommunications/Cable Television	5.1%

Issuer country weightings (x)
Japan	19.3%
United Kingdom	16.6%
Switzerland	15.5%
France	9.4%
Germany	6.7%
United States	6.2%
Australia	4.8%
Netherlands	4.0%
Hong Kong	3.5%
Other Countries	14.0%

Currency exposure weightings (y)
Euro	26.3%
Japanese Yen	19.3%
British Pound Sterling	16.6%
Swiss Franc	15.5%
United States Dollar	6.2%
Australian Dollar	4.8%
Hong Kong Dollar	4.3%
Taiwan Dollar	1.7%
Chinese Renminbi	1.0%
Other Currencies	4.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

2

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS Research International Fund (“fund”) provided a total return of –1.50%, at net asset value. This compares with a return of 0.38% for the fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Stock selection within the health care sector was a primary detractor from performance relative to the MSCI EAFE Index. The fund’s holdings of pharmaceutical company Valeant Pharmaceuticals International (b)(h) (Canada) weakened relative results owing to political pressure on the company’s drug price strategy and accusations of financial fraud through the company’s unusual and undisclosed arrangement with online pharmacy Philidor. As a result, the company delayed filing its 2015 10-K and announced it is under SEC investigation, which in turn weighed on business and stock performance. Additionally, overweight positions in pharmaceutical companies Novartis (Switzerland) and Santen Pharmaceutical (Japan) also hurt relative returns.

Weak stock selection in the financial services sector hurt relative performance led by overweight positions in diversified financial services firms Barclays (United Kingdom), Lloyds TSB Group (United Kingdom), Mitsubishi (h) (Japan), UBS (Switzerland),

4

Management Review – continued

Intesa Sanpaolo (Italy) and HSBC (h) (United Kingdom). Shares of Barclays deteriorated during the reporting period. Earnings came in lower than consensus estimates, driven by slightly weaker income and higher loan losses, while the announcement of a surprise dividend cut and higher-than-expected costs associated with divesting its non-core businesses also pressured the company’s shares. Additionally, the stock price suffered as a result of the UK Referendum vote to leave the EU. Despite relatively flat performance throughout the year, the share price of Lloyds TSB Group also weakened relative returns following the UK Referendum vote to leave the EU and the subsequent political and economic uncertainty which followed. Market concerns appeared to have been focused on lower loan growth, an increase in loan losses and net interest margins being negatively affected by the potential for an economic slowdown or recession.

Elsewhere, the fund’s overweight position in hotel and restaurant operator Whitbread (United Kingdom) dampened relative returns.

Contributors to Performance

Stock selection in both the technology and the telecommunications/cable television sectors boosted relative results. Within the technology sector, holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) and overweighting semiconductor producer ARM Holdings (Japan) aided relative performance. Shares of Taiwan Semiconductor Manufacturing appreciated in the first half of the reporting period owing to strong sales and cash accumulation. Cost reductions and expense controls helped the company deliver net income and operating margins that were greater than market expectations. Management also issued an optimistic outlook for 2016 noting the potential for a recovery in demand in the smartphone market. The share price of ARM Holdings jumped late in the period after the company was acquired by Japanese-based holding company SoftBank Group. Additionally, the fund’s positions in online and mobile commerce company Alibaba Group Holding (b) (China) and internet search engine and online computer games provider NAVER  (b) (South Korea) also helped as both companies outperformed the benchmark. There were no individual securities within the telecommunications/cable television sector that were among the fund’s top relative contributors during the period.

Other areas of relative strength included the fund’s overweight positions in paint manufacturer Nippon Paint Holdings (Japan), food processing company Danone (France), medical products and equipment manufacturer Terumo (Japan), parcel delivery services company Yamato Holdings (Japan), drug stores operator Sundrug (Japan) and air conditioning system manufacturer Daikin Industries (Japan). Shares of Nippon Paint Holdings grew early in the period on the back of a 36% increase in the company’s dividend. Nippon Paint Holdings’ Chinese market share increased due to merger & acquisition activity and product discounts. Additionally, strong regional earnings in Malaysia, Singapore and the US also helped as the costs of raw materials came in well below expectations.

Respectfully,

Jose Luis Garcia	Victoria Higley	Thomas Melendez
Portfolio Manager	Portfolio Manager	Portfolio Manager

5

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective April 29, 2016, Victoria Higley became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	(1.50)%	3.35%	1.66%
B	1/02/98	(2.20)%	2.59%	0.92%
C	1/02/98	(2.16)%	2.58%	0.92%
I	1/02/97	(1.24)%	3.61%	1.94%
R1	4/01/05	(2.19)%	2.58%	0.91%
R2	10/31/03	(1.69)%	3.10%	1.41%
R3	4/01/05	(1.47)%	3.36%	1.66%
R4	4/01/05	(1.20)%	3.61%	1.92%
R6 (formerly Class R5)	5/01/06	(1.13)%	3.69%	1.92%
529A	7/31/02	(1.52)%	3.32%	1.56%
529B	7/31/02	(2.25)%	2.54%	0.82%
529C	7/31/02	(2.28)%	2.53%	0.82%
Comparative benchmark
MSCI EAFE (Europe, Australasia, Far East) Index (f)		0.38%	5.48%	2.19%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.17)%	2.14%	1.05%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.09)%	2.23%	0.92%
C With CDSC (1% for 12 months) (v)		(3.13)%	2.58%	0.92%
529A With Initial Sales Charge (5.75%)		(7.18)%	2.10%	0.96%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(6.14)%	2.17%	0.82%
529C With CDSC (1% for 12 months) (v)		(3.25)%	2.53%	0.82%

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.11%	$1,000.00	$1,114.79	$5.90
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63
B	Actual	1.86%	$1,000.00	$1,111.03	$9.87
	Hypothetical (h)	1.86%	$1,000.00	$1,015.79	$9.42
C	Actual	1.86%	$1,000.00	$1,111.53	$9.87
	Hypothetical (h)	1.86%	$1,000.00	$1,015.79	$9.42
I	Actual	0.86%	$1,000.00	$1,116.56	$4.58
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
R1	Actual	1.86%	$1,000.00	$1,110.86	$9.87
	Hypothetical (h)	1.86%	$1,000.00	$1,015.79	$9.42
R2	Actual	1.36%	$1,000.00	$1,114.27	$7.23
	Hypothetical (h)	1.36%	$1,000.00	$1,018.30	$6.90
R3	Actual	1.11%	$1,000.00	$1,115.30	$5.90
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63
R4	Actual	0.86%	$1,000.00	$1,116.90	$4.58
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
R6 (formerly Class R5)	Actual	0.76%	$1,000.00	$1,117.48	$4.05
	Hypothetical (h)	0.76%	$1,000.00	$1,021.32	$3.86
529A	Actual	1.13%	$1,000.00	$1,115.00	$6.01
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74
529B	Actual	1.89%	$1,000.00	$1,111.28	$10.03
	Hypothetical (h)	1.89%	$1,000.00	$1,015.63	$9.58
529C	Actual	1.89%	$1,000.00	$1,110.86	$10.03
	Hypothetical (h)	1.89%	$1,000.00	$1,015.63	$9.58

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)
Airlines - 0.3%
Aena S.A.	136,980	$19,366,686

Alcoholic Beverages - 0.5%
AmBev S.A., ADR	5,906,638	$35,026,363

Apparel Manufacturers - 1.2%
LVMH Moet Hennessy Louis Vuitton S.A.	450,908	$76,299,855

Automotive - 3.3%
GKN PLC	22,710,787	$92,748,458
Koito Manufacturing Co. Ltd.	1,021,000	48,600,251
USS Co. Ltd.	4,441,200	70,997,393

		$212,346,102
Broadcasting - 1.1%
WPP PLC	2,915,368	$67,225,187

Business Services - 3.3%
Amadeus IT Holding S.A.	979,769	$45,021,337
Cerved Information Solutions S.p.A.	1,465,555	11,770,226
Cognizant Technology Solutions Corp., “A” (a)	1,548,168	88,926,770
Mitsubishi Corp.	1,969,100	41,022,520
Nomura Research, Inc.	736,600	24,917,605

		$211,658,458
Chemicals - 0.6%
Orica Ltd.	3,670,214	$40,713,250

Conglomerates - 0.9%
CK Hutchison Holdings Ltd.	4,666,356	$59,971,988

Construction - 1.1%
Toto Ltd.	1,867,800	$70,946,252

Consumer Products - 3.3%
L’Oréal	531,074	$100,320,672
Reckitt Benckiser Group PLC	1,160,515	112,069,777

		$212,390,449

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 0.7%
Brambles Ltd.	4,816,812	$44,599,340

Electrical Equipment - 2.3%
Legrand S.A.	392,022	$23,486,364
Schneider Electric S.A.	1,849,367	126,021,145

		$149,507,509
Electronics - 4.3%
ARM Holdings PLC	4,336,128	$96,569,963
Broadcom Corp.	237,450	41,890,929
Mellanox Technologies Ltd. (a)	666,630	29,225,059
Taiwan Semiconductor Manufacturing Co. Ltd.	19,648,326	108,983,640

		$276,669,591
Energy - Independent - 1.6%
Cairn Energy PLC (a)	7,681,978	$18,732,644
Galp Energia SGPS S.A., “B”	3,362,072	48,865,418
Oil Search Ltd.	7,014,079	35,424,029

		$103,022,091
Energy - Integrated - 2.6%
BP PLC	19,332,266	$108,627,347
Eni S.p.A.	3,864,378	58,364,458

		$166,991,805
Food & Beverages - 5.6%
Danone S.A.	1,588,330	$120,670,694
Nestle S.A.	3,007,288	239,408,927

		$360,079,621
Food & Drug Stores - 0.8%
Sundrug Co. Ltd.	709,600	$51,437,684

General Merchandise - 0.4%
PriceSmart, Inc.	329,677	$27,537,920

Insurance - 5.8%
AIA Group Ltd.	19,122,800	$120,911,027
AMP Ltd.	10,831,639	42,819,141
Aon PLC	470,069	52,342,183
Hiscox Ltd.	3,154,087	43,240,259
Sony Financial Holdings, Inc.	1,111,100	15,259,973
Swiss Re Ltd.	378,069	31,904,557
Zurich Insurance Group AG	250,155	63,940,793

		$370,417,933

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 1.9%
Alibaba Group Holding Ltd., ADR (a)	691,906	$67,246,344
NAVER Corp.	73,361	55,596,453

		$122,842,797
Machinery & Tools - 4.6%
Daikin Industries Ltd.	909,100	$84,254,191
GEA Group AG	994,393	53,368,960
Kubota Corp.	5,803,300	85,087,770
Schindler Holding AG	393,860	74,122,806

		$296,833,727
Major Banks - 6.0%
Barclays PLC	26,898,419	$60,841,527
BNP Paribas	1,645,208	83,691,907
BOC Hong Kong Holdings Ltd.	9,664,000	33,822,225
Lloyds TSB Group PLC	89,577,987	69,812,975
Sumitomo Mitsui Financial Group, Inc.	2,042,800	71,492,570
Westpac Banking Corp.	2,902,235	64,257,429

		$383,918,633
Medical Equipment - 0.3%
Terumo Corp.	531,300	$20,668,656

Metals & Mining - 2.7%
BHP Billiton PLC	5,007,698	$65,094,392
Iluka Resources Ltd.	6,099,102	30,161,284
Rio Tinto Ltd.	2,557,112	77,264,588

		$172,520,264
Natural Gas - Distribution - 1.7%
China Resources Gas Group Ltd.	14,924,000	$50,018,885
Engie	3,518,450	56,083,331

		$106,102,216
Natural Gas - Pipeline - 1.3%
APA Group	7,005,451	$48,648,124
Enbridge, Inc.	902,890	35,608,869

		$84,256,993
Oil Services - 0.3%
Technip	326,212	$19,274,366

Other Banks & Diversified Financials - 9.0%
ABN AMRO Group N.V., GDR	3,041,787	$62,515,324
Aeon Credit Service Co. Ltd.	2,762,400	50,861,373

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
DnB NOR A.S.A.	4,775,005	$58,049,024
HDFC Bank Ltd., ADR	591,810	42,403,187
Intesa Sanpaolo S.p.A.	26,529,771	63,032,320
Julius Baer Group Ltd.	935,668	39,222,807
Kasikornbank Co. Ltd.	5,434,900	31,087,524
KBC Groep N.V.	1,077,845	63,805,129
MasterCard, Inc., “A”	704,616	68,087,044
UBS AG	6,973,520	100,821,976

		$579,885,708
Pharmaceuticals - 10.4%
Bayer AG	1,219,697	$130,568,267
Novartis AG	2,710,490	213,300,723
Roche Holding AG	849,085	207,015,996
Santen Pharmaceutical Co. Ltd.	6,609,200	83,169,945
Shionogi & Co. Ltd.	753,400	33,634,124

		$667,689,055
Printing & Publishing - 1.5%
RELX N.V.	5,594,388	$99,220,154

Real Estate - 2.3%
LEG Immobilien AG	924,110	$90,205,194
Mitsui Fudosan Co. Ltd.	2,803,000	60,359,387

		$150,564,581
Restaurants - 1.4%
Whitbread PLC	1,242,175	$68,052,049
YUM! Brands, Inc.	240,988	21,860,021

		$89,912,070
Specialty Chemicals - 5.7%
Akzo Nobel N.V.	1,461,679	$98,771,459
Croda International PLC	1,428,860	62,105,748
Linde AG	618,955	106,012,991
Nippon Paint Holdings Co. Ltd.	1,375,000	49,237,665
Symrise AG	682,558	50,257,338

		$366,385,201
Specialty Stores - 1.4%
ABC-MART, Inc.	413,800	$25,996,231
Dufry AG (a)	217,181	25,393,539
Esprit Holdings Ltd. (a)	15,883,700	14,045,953
Just Eat PLC (a)	3,814,171	27,096,397

		$92,532,120

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 3.9%
KDDI Corp.	4,166,400	$122,255,743
SoftBank Corp.	955,200	62,372,118
Vodafone Group PLC	21,529,655	64,982,393

		$249,610,254
Telephone Services - 1.2%
BT Group PLC	6,248,746	$31,702,091
Hellenic Telecommunications Organization S.A.	2,504,839	23,749,197
TDC A.S. (a)	4,087,624	22,594,999

		$78,046,287
Tobacco - 1.5%
Japan Tobacco, Inc.	2,489,900	$96,453,092

Trucking - 1.1%
Yamato Holdings Co. Ltd.	3,005,400	$70,919,481

Utilities - Electric Power - 1.0%
Enel S.p.A.	14,149,838	$62,470,855
Total Common Stocks (Identified Cost, $6,332,436,688)		$6,366,314,594

Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $41,698,907)	41,698,907	$41,698,907
Total Investments (Identified Cost, $6,374,135,595)		$6,408,013,501

Other Assets, Less Liabilities - 0.5%		29,869,401
Net Assets - 100.0%		$6,437,882,902

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $6,332,436,688)	$6,366,314,594
Underlying affiliated funds, at value (identified cost, $41,698,907)	41,698,907
Total investments, at value (identified cost, $6,374,135,595)	$6,408,013,501
Cash	25
Foreign currency, at value (identified cost, $562,980)	562,929
Receivables for
Investments sold	11,399,744
Fund shares sold	11,604,166
Interest and dividends	23,344,001
Other assets	7,599
Total assets	$6,454,931,965
Liabilities
Payables for
Investments purchased	$7,430,957
Fund shares reacquired	6,886,223
Payable to affiliates
Investment adviser	256,453
Shareholder servicing costs	980,365
Distribution and service fees	22,736
Program manager fees	35
Payable for independent Trustees’ compensation	1,723
Accrued expenses and other liabilities	1,470,571
Total liabilities	$17,049,063
Net assets	$6,437,882,902
Net assets consist of
Paid-in capital	$6,841,480,786
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	33,721,989
Accumulated net realized gain (loss) on investments and foreign currency	(559,284,146)
Undistributed net investment income	121,964,273
Net assets	$6,437,882,902
Shares of beneficial interest outstanding	403,176,767

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$971,629,986	61,362,062	$15.83
Class B	7,967,027	523,846	15.21
Class C	62,123,527	4,184,544	14.85
Class I	2,187,010,586	133,504,628	16.38
Class R1	2,418,441	165,280	14.63
Class R2	152,132,998	9,938,233	15.31
Class R3	126,979,930	8,103,213	15.67
Class R4	148,243,215	9,348,945	15.86
Class R6 (formerly Class R5)	2,766,544,017	175,206,601	15.79
Class 529A	9,101,238	583,117	15.61
Class 529B	434,365	29,390	14.78
Class 529C	3,297,572	226,908	14.53

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $16.80 [100 / 94.25 x $15.83] and $16.56 [100 / 94.25 x $15.61], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$197,217,833
Interest	1,060,763
Dividends from underlying affiliated funds	168,862
Foreign taxes withheld	(15,562,831)
Total investment income	$182,884,627
Expenses
Management fee	$49,608,103
Distribution and service fees	4,644,245
Shareholder servicing costs	4,467,813
Program manager fees	4,522
Administrative services fee	638,276
Independent Trustees’ compensation	105,396
Custodian fee	1,160,953
Shareholder communications	201,270
Audit and tax fees	74,855
Legal fees	76,213
Miscellaneous	498,469
Total expenses	$61,480,115
Fees paid indirectly	(497)
Reduction of expenses by investment adviser and distributor	(2,151,396)
Net expenses	$59,328,222
Net investment income	$123,556,405
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $2,078 country tax)	$(193,458,032)
Foreign currency	(1,442,115)
Net realized gain (loss) on investments and foreign currency	$(194,900,147)
Change in unrealized appreciation (depreciation)
Investments	$(42,348,882)
Translation of assets and liabilities in foreign currencies	590,945
Net unrealized gain (loss) on investments and foreign currency translation	$(41,757,937)
Net realized and unrealized gain (loss) on investments and foreign currency	$(236,658,084)
Change in net assets from operations	$(113,101,679)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment income	$123,556,405	$130,037,795
Net realized gain (loss) on investments and foreign currency	(194,900,147)	113,204,256
Net unrealized gain (loss) on investments and foreign currency translation	(41,757,937)	(812,472,061)
Change in net assets from operations	$(113,101,679)	$(569,230,010)
Distributions declared to shareholders
From net investment income	$(126,270,222)	$(172,549,524)
Change in net assets from fund share transactions	$(697,216,021)	$707,404,711
Total change in net assets	$(936,587,922)	$(34,374,823)
Net assets
At beginning of period	7,374,470,824	7,408,845,647
At end of period (including undistributed net investment income of $121,964,273 and $125,656,364, respectively)	$6,437,882,902	$7,374,470,824

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.34	$18.06	$16.25	$14.25	$14.66
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26	$0.40	$0.26	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	(1.60)	1.64	2.01	(0.45)
Total from investment operations	$(0.25)	$(1.34)	$2.04	$2.27	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.38)	$(0.23)	$(0.27)	$(0.24)
Net asset value, end of period (x)	$15.83	$16.34	$18.06	$16.25	$14.25
Total return (%) (r)(s)(t)(x)	(1.50)	(7.44)	12.60	16.08	(1.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13	1.13	1.18	1.21
Expenses after expense reductions (f)	1.11	1.09	1.11	1.18	1.21
Net investment income	1.62	1.53	2.24	1.65	2.02
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$971,630	$1,178,013	$1,184,927	$1,108,795	$970,501

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.65	$17.26	$15.52	$13.59	$13.96
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.12	$0.25	$0.12	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	(1.52)	1.57	1.94	(0.42)
Total from investment operations	$(0.35)	$(1.40)	$1.82	$2.06	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.21)	$(0.08)	$(0.13)	$(0.11)
Net asset value, end of period (x)	$15.21	$15.65	$17.26	$15.52	$13.59
Total return (%) (r)(s)(t)(x)	(2.20)	(8.15)	11.77	15.27	(1.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.88	1.88	1.93	1.96
Expenses after expense reductions (f)	1.86	1.84	1.86	1.93	1.96
Net investment income	0.82	0.70	1.46	0.83	1.19
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$7,967	$11,228	$16,932	$19,751	$23,369

Class C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.31	$16.93	$15.26	$13.39	$13.78
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.12	$0.25	$0.13	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.45)	(1.50)	1.54	1.90	(0.42)
Total from investment operations	$(0.33)	$(1.38)	$1.79	$2.03	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.24)	$(0.12)	$(0.16)	$(0.13)
Net asset value, end of period (x)	$14.85	$15.31	$16.93	$15.26	$13.39
Total return (%) (r)(s)(t)(x)	(2.16)	(8.17)	11.74	15.22	(1.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.88	1.88	1.93	1.96
Expenses after expense reductions (f)	1.86	1.84	1.86	1.93	1.96
Net investment income	0.85	0.76	1.50	0.87	1.23
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$62,124	$77,442	$91,487	$86,793	$84,133

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.90	$18.66	$16.78	$14.71	$15.15
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.32	$0.46	$0.31	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	(1.66)	1.69	2.06	(0.49)
Total from investment operations	$(0.21)	$(1.34)	$2.15	$2.37	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.42)	$(0.27)	$(0.30)	$(0.30)
Net asset value, end of period (x)	$16.38	$16.90	$18.66	$16.78	$14.71
Total return (%) (r)(s)(x)	(1.24)	(7.19)	12.89	16.32	(0.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88	0.88	0.93	0.96
Expenses after expense reductions (f)	0.86	0.84	0.86	0.93	0.96
Net investment income	1.86	1.80	2.51	1.89	2.45
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$2,187,011	$2,410,936	$2,194,432	$1,834,498	$1,143,621

Class R1	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.08	$16.69	$15.02	$13.17	$13.57
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.24	$0.12	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.44)	(1.47)	1.52	1.87	(0.40)
Total from investment operations	$(0.33)	$(1.36)	$1.76	$1.99	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.25)	$(0.09)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$14.63	$15.08	$16.69	$15.02	$13.17
Total return (%) (r)(s)(x)	(2.19)	(8.18)	11.73	15.24	(1.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.88	1.88	1.93	1.96
Expenses after expense reductions (f)	1.86	1.84	1.86	1.93	1.96
Net investment income	0.78	0.72	1.47	0.85	1.18
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$2,418	$3,509	$4,243	$4,034	$4,914

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.80	$17.48	$15.75	$13.83	$14.26
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.36	$0.21	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	(1.56)	1.57	1.95	(0.44)
Total from investment operations	$(0.27)	$(1.34)	$1.93	$2.16	$(0.20)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.34)	$(0.20)	$(0.24)	$(0.23)
Net asset value, end of period (x)	$15.31	$15.80	$17.48	$15.75	$13.83
Total return (%) (r)(s)(x)	(1.69)	(7.69)	12.32	15.79	(1.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.38	1.38	1.43	1.46
Expenses after expense reductions (f)	1.36	1.34	1.36	1.43	1.46
Net investment income	1.38	1.29	2.06	1.41	1.78
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$152,133	$169,812	$182,466	$136,444	$107,567

Class R3	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.16	$17.86	$16.08	$14.10	$14.53
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.40	$0.25	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	(1.58)	1.61	2.00	(0.45)
Total from investment operations	$(0.24)	$(1.33)	$2.01	$2.25	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.37)	$(0.23)	$(0.27)	$(0.26)
Net asset value, end of period (x)	$15.67	$16.16	$17.86	$16.08	$14.10
Total return (%) (r)(s)(x)	(1.47)	(7.44)	12.56	16.13	(1.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13	1.13	1.18	1.21
Expenses after expense reductions (f)	1.11	1.09	1.11	1.18	1.21
Net investment income	1.59	1.46	2.28	1.63	2.05
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$126,980	$165,656	$229,232	$195,358	$168,989

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.36	$18.09	$16.27	$14.26	$14.70
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.29	$0.45	$0.25	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	(1.60)	1.63	2.06	(0.46)
Total from investment operations	$(0.20)	$(1.31)	$2.08	$2.31	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.42)	$(0.26)	$(0.30)	$(0.30)
Net asset value, end of period (x)	$15.86	$16.36	$18.09	$16.27	$14.26
Total return (%) (r)(s)(x)	(1.20)	(7.26)	12.87	16.42	(0.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88	0.88	0.93	0.96
Expenses after expense reductions (f)	0.86	0.85	0.86	0.93	0.96
Net investment income	1.93	1.70	2.54	1.60	2.28
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$148,243	$343,475	$546,069	$470,915	$825,288

Class R6 (formerly Class R5) (y)	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.30	$18.02	$16.21	$14.20	$14.63
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.46	$0.33	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	(1.60)	1.64	1.99	(0.31	)(g)
Total from investment operations	$(0.19)	$(1.28)	$2.10	$2.32	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.44)	$(0.29)	$(0.31)	$(0.29)
Net asset value, end of period (x)	$15.79	$16.30	$18.02	$16.21	$14.20
Total return (%) (r)(s)(x)	(1.13)	(7.13)	13.01	16.50	(0.85)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.79	0.81	0.89
Expenses after expense reductions (f)	0.76	0.75	0.77	0.81	0.89
Net investment income	2.02	1.88	2.62	2.09	1.20	(l)
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$2,766,544	$3,010,863	$2,955,339	$2,331,325	$1,433,832

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.12	$17.81	$16.03	$14.06	$14.49
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.26	$0.39	$0.25	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.44)	(1.58)	1.62	1.98	(0.45)
Total from investment operations	$(0.25)	$(1.32)	$2.01	$2.23	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.37)	$(0.23)	$(0.26)	$(0.25)
Net asset value, end of period (x)	$15.61	$16.12	$17.81	$16.03	$14.06
Total return (%) (r)(s)(t)(x)	(1.52)	(7.43)	12.57	16.05	(1.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.23	1.23	1.28	1.31
Expenses after expense reductions (f)	1.13	1.12	1.14	1.21	1.26
Net investment income	1.22	1.51	2.22	1.62	1.96
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$9,101	$2,419	$2,428	$2,105	$1,762

Class 529B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.19	$16.80	$15.14	$13.25	$13.57
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.10	$0.25	$0.12	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)	(1.47)	1.52	1.88	(0.38)
Total from investment operations	$(0.34)	$(1.37)	$1.77	$2.00	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.24)	$(0.11)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$14.78	$15.19	$16.80	$15.14	$13.25
Total return (%) (r)(s)(t)(x)	(2.25)	(8.17)	11.71	15.15	(1.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98	1.98	2.03	2.06
Expenses after expense reductions (f)	1.90	1.89	1.91	1.98	2.01
Net investment income	0.37	0.63	1.49	0.82	1.03
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$434	$138	$192	$188	$199

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.01	$16.61	$14.98	$13.17	$13.56
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.11	$0.23	$0.12	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.41)	(1.46)	1.52	1.86	(0.41)
Total from investment operations	$(0.34)	$(1.35)	$1.75	$1.98	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.25)	$(0.12)	$(0.17)	$(0.13)
Net asset value, end of period (x)	$14.53	$15.01	$16.61	$14.98	$13.17
Total return (%) (r)(s)(t)(x)	(2.28)	(8.17)	11.68	15.17	(1.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.98	1.98	2.03	2.06
Expenses after expense reductions (f)	1.90	1.89	1.91	1.98	2.01
Net investment income	0.47	0.72	1.43	0.81	1.19
Portfolio turnover	40	28	27	32	37
Net assets at end of period (000 omitted)	$3,298	$980	$1,098	$950	$914

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(l)	The net investment income ratio does not vary by the class specific expense differential because of the timing of sales of fund shares and the allocation of fund level income at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. On June 1, 2012, Class R5 shares were offered for sale to the public. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares. Class R6 shares do not pay a 12b-1 distribution fee or sub-accounting costs.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality,

28

Notes to Financial Statements – continued

coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

29

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$6,366,314,594	$—	$—	$6,366,314,594
Mutual Funds	41,698,907	—	—	41,698,907
Total Investments	$6,408,013,501	$—	$—	$6,408,013,501

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $706,671,950 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

30

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

31

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$126,270,222	$172,549,524

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$6,400,737,344
Gross appreciation	675,821,327
Gross depreciation	(668,545,170)
Net unrealized appreciation (depreciation)	$7,276,157
Undistributed ordinary income	123,092,929
Capital loss carryforwards	(268,624,124)
Post-October capital loss deferral	(264,058,273)
Other temporary differences	(1,284,573)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/18	$(268,624,124)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager

32

Notes to Financial Statements – continued

fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/16	Year ended 8/31/15
Class A	$18,519,876	$26,484,235
Class B	64,227	190,010
Class C	617,527	1,249,658
Class I	44,201,313	49,946,711
Class R1	24,774	61,803
Class R2	2,349,821	3,461,556
Class R3	2,419,727	4,609,216
Class R4	6,237,275	12,429,398
Class R6 (formerly Class R5)	51,787,408	74,050,172
Class 529A	38,977	48,384
Class 529B	507	2,822
Class 529C	8,790	15,559
Total	$126,270,222	$172,549,524

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion up to $10 billion and 0.55% of average daily net assets in excess of $10 billion. This written agreement will terminate on December 28, 2016. For the year ended August 31, 2016, this management fee reduction amounted to $1,661,535, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $478,366, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

33

Notes to Financial Statements – continued

Effective December 29, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion up to $2 billion	0.80%
Average daily net assets in excess of $2 billion up to $5 billion	0.70%
Average daily net assets in excess of $5 billion up to $10 billion	0.60%
Average daily net assets in excess of $10 billion	0.55%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $82,229 and $1,987 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,684,745
Class B	0.75%	0.25%	1.00%	1.00%	93,519
Class C	0.75%	0.25%	1.00%	1.00%	673,687
Class R1	0.75%	0.25%	1.00%	1.00%	28,029
Class R2	0.25%	0.25%	0.50%	0.50%	787,192
Class R3	—	0.25%	0.25%	0.25%	355,575
Class 529A	—	0.25%	0.25%	0.23%	7,907
Class 529B	0.75%	0.25%	1.00%	1.00%	1,513
Class 529C	0.75%	0.25%	1.00%	1.00%	12,078
Total Distribution and Service Fees					$4,644,245

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $8,302, $72, $117, $21, $3, $703, $2, and $14 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

34

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$385
Class B	12,699
Class C	4,294
Class 529B	14
Class 529C	5

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2017, unless MFD elects to extend the waiver. For the year ended August 31, 2016, this waiver amounted to $2,261 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$3,163	$1,581
Class 529B	151	76
Class 529C	1,208	604
Total Program Manager Fees and Waivers	$4,522	$2,261

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $250,389, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,217,424.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

35

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0096% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $221 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $775 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $17,962 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 18, 2015, MFS purchased 1,445 shares of Class I for an aggregate amount of $25,994. On March 16, 2016, MFS purchased 1,975 shares of Class I for an aggregate amount of $30,679.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market

36

Notes to Financial Statements – continued

prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $12,075,719 and $55,211,532, respectively. The sales transactions resulted in net realized gains (losses) of $4,216,498.

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $2,661,491,288 and $3,324,532,670, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	21,545,595	$328,659,059	25,761,448	$434,059,715
Class B	48,030	723,144	82,969	1,374,515
Class C	430,840	6,267,357	806,647	13,111,390
Class I	35,918,662	572,047,523	48,867,468	884,069,791
Class R1	23,930	338,866	53,694	864,071
Class R2	1,950,959	29,032,110	3,062,773	51,036,056
Class R3	1,552,694	23,658,689	2,335,740	39,748,666
Class R4	4,587,268	70,247,582	5,235,464	89,945,000
Class R6 (formerly Class R5)	27,737,532	423,125,363	25,520,269	434,683,969
Class 529A	494,224	7,503,100	29,634	509,312
Class 529B	25,855	372,212	2,076	33,456
Class 529C	181,957	2,575,360	9,954	158,597
	94,497,546	$1,464,550,365	111,768,136	$1,949,594,538

Shares issued to shareholders in reinvestment of distributions
Class A	967,727	$15,135,244	1,314,652	$21,665,465
Class B	3,595	54,285	9,844	156,227
Class C	24,676	363,730	43,975	682,930
Class I	2,154,640	34,797,443	2,157,499	36,699,053
Class R1	1,698	24,674	4,026	61,593
Class R2	148,079	2,243,401	205,523	3,282,204
Class R3	156,313	2,419,727	282,774	4,609,216
Class R4	394,308	6,166,970	747,936	12,325,993
Class R6 (formerly Class R5)	3,318,907	51,642,198	4,499,401	73,790,177
Class 529A	2,497	38,505	2,978	48,384
Class 529B	35	507	183	2,822
Class 529C	609	8,790	1,022	15,559
	7,173,084	$112,895,474	9,269,813	$153,339,623

37

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(33,256,347)	$(505,503,605)	(20,588,024)	$(350,841,007)
Class B	(245,306)	(3,634,091)	(356,450)	(5,905,536)
Class C	(1,328,603)	(19,307,729)	(1,197,789)	(19,367,452)
Class I	(47,251,025)	(747,130,180)	(25,928,712)	(459,211,876)
Class R1	(92,952)	(1,312,230)	(79,342)	(1,263,041)
Class R2	(2,907,635)	(43,313,201)	(2,959,541)	(49,394,721)
Class R3	(3,856,903)	(58,609,686)	(5,200,590)	(88,179,329)
Class R4	(16,622,063)	(263,940,004)	(15,183,056)	(259,923,975)
Class R6 (formerly Class R5)	(40,593,179)	(630,552,683)	(9,305,492)	(160,868,507)
Class 529A	(63,717)	(975,004)	(18,777)	(319,162)
Class 529B	(5,596)	(82,184)	(4,596)	(72,458)
Class 529C	(20,939)	(301,263)	(11,785)	(182,386)
	(146,244,265)	$(2,274,661,860)	(80,834,154)	$(1,395,529,450)

Net change
Class A	(10,743,025)	$(161,709,302)	6,488,076	$104,884,173
Class B	(193,681)	(2,856,662)	(263,637)	(4,374,794)
Class C	(873,087)	(12,676,642)	(347,167)	(5,573,132)
Class I	(9,177,723)	(140,285,214)	25,096,255	461,556,968
Class R1	(67,324)	(948,690)	(21,622)	(337,377)
Class R2	(808,597)	(12,037,690)	308,755	4,923,539
Class R3	(2,147,896)	(32,531,270)	(2,582,076)	(43,821,447)
Class R4	(11,640,487)	(187,525,452)	(9,199,656)	(157,652,982)
Class R6 (formerly Class R5)	(9,536,740)	(155,785,122)	20,714,178	347,605,639
Class 529A	433,004	6,566,601	13,835	238,534
Class 529B	20,294	290,535	(2,337)	(36,180)
Class 529C	161,627	2,282,887	(809)	(8,230)
	(44,573,635)	$(697,216,021)	40,203,795	$707,404,711

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 24%, 6%, 6%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

38

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $31,294 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	89,081,615	1,209,288,746	(1,256,671,454)	41,698,907

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$168,862	$41,698,907

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund (one of the series constituting the MFS Series Trust I) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

44

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Jose Luis Garcia Victoria Higley Thomas Melendez

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

46

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2015, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2015, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

47

Board Review of Investment Advisory Agreement – continued

were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee rate on average daily net assets over $5 billion and $10 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective December 29, 2016. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

48

Board Review of Investment Advisory Agreement – continued

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $176,173,025. The fund intends to pass through foreign tax credits of $12,461,640 for the fiscal year.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® TECHNOLOGY FUND

SCT-ANN

MFS® TECHNOLOGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Alphabet, Inc., “A”	11.3%
Facebook, Inc., “A”	7.1%
Amazon.com, Inc.	6.7%
Microsoft Corp.	6.0%
Cisco Systems, Inc.	4.5%
Hewlett Packard Enterprise	4.3%
Microchip Technology, Inc.	3.8%
Visa, Inc., “A”	3.7%
Salesforce.com, Inc.	3.6%
Adobe Systems, Inc.	3.1%

Top five industries (i)
Internet	22.0%
Computer Software	16.4%
Computer Software-Systems	11.6%
Electronics	8.5%
Business Services	8.4%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 8/31/16 and may not agree with the Portfolio of Investments due to the equivalent exposure of equity options.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2016, Class A shares of the MFS Technology Fund (“fund”) provided a total return of 19.20%, at net asset value. This compares with a return of 12.55% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 20.17% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Weak stock selection in the computer software industry was a negative factor that weakened the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. The fund’s underweight position in software giant Microsoft hurt relative performance after the share price appreciated significantly early in the reporting period following better-than-expected earnings results. Strong growth in the company’s Cloud business, particularly from the Office 365 and Azure product lines, combined with a lower-than-expected effective tax rate, appeared to have buoyed investor sentiment. Additionally, overweighting business intelligence software solutions developer Qlik Technologies (h) and open source software solutions provider Red Hat also held back relative returns as both stocks underperformed the benchmark during the period.

3

Management Review – continued

An underweight position in the electronics industry held back relative results. The timing of the fund’s exposure to shares of semiconductor company Intel (h), and not owning semiconductor producer Texas Instruments and materials engineering solutions provider for semiconductors Applied Materials dampened relative performance. Despite Intel’s choppy stock performance during the period, shares appreciated following stronger-than-expected results at the beginning of the period where a rich mix of personal computers sold during the period was a key source of its upside earnings surprise. Additionally, shares also grew later on during the year due to better-than-anticipated PC demand and a design win for its baseband modem in the iPhone 7, which helped shares perform well.

Elsewhere, the fund’s holdings of business computer software company Hortonworks (b)(h) and science and technology funding company Allied Minds (b)(h) (United Kingdom) held back relative results. Shares of Hortonworks dipped substantially at the beginning of the calendar year after the company raised $80 million at a substantial discount to the pre-announced closing price. Additionally, an overweight position in information technology company Cognizant Technology also detracted from relative performance.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection, and to a lesser extent, an underweight position in the computer systems industry bolstered relative performance. Within this industry, an underweight position in computer and personal electronics maker Apple helped relative results. Shares of Apple fell during the period as a result of declining sales of its flagship product iPhone and weaker-than-expected margins. Additionally, an overweight position in enterprise information technology provider Hewlett Packard Enterprise, and the fund’s avoidance of poor-performing computer hard drive maker Western Digital, diversified technology products and services company International Business Machines (IBM) and data storage solutions provider Seagate Technology, also aided relative returns. The share price of Hewlett Packard Enterprise appreciated steadily during the reporting period primarily driven by an increase in revenue across all segments. The company’s aggressive share buyback program added an additional boost.

The combination of strong stock selection and an underweight allocation to the network & telecom industry aided relative returns. However, there were no individual securities within this industry that were among the fund’s top relative contributors during the period.

Strong stock selection in the internet industry contributed to relative performance. Here, the fund’s holdings of digital marketing software solutions provider Marketo (b)(h) and online and mobile commerce company Alibaba Group (b) (China) supported relative returns. Shares of Marketo spiked following the announcement that Marketo had entered into an agreement to be acquired by private equity firm Vista Equity Partners.

4

Management Review – continued

Elsewhere, an overweight position in semiconductor manufacturer Microchip Technology helped relative results. Shares of Microchip Technology appreciated towards the end of the reporting period after the company reported strong results and beat market expectations due to broad-based growth across all geographies and product categories. Moreover, successful integration of the recently acquired Atmel business led to higher-than-anticipated accretion and further supported the stock. Additionally, an underweight position in internet TV show and movie subscription services provider Netflix, and holdings of securities exchange services provider NASDAQ (b) also supported relative performance.

Respectfully,

Matthew Sabel
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	19.20%	15.95%	11.61%	N/A
B	4/14/00	18.29%	15.09%	10.81%	N/A
C	4/14/00	18.28%	15.08%	10.80%	N/A
I	1/02/97	19.45%	16.23%	11.92%	N/A
R1	4/01/05	18.27%	15.07%	10.78%	N/A
R2	10/31/03	18.88%	15.65%	11.34%	N/A
R3	4/01/05	19.21%	15.94%	11.62%	N/A
R4	4/01/05	19.45%	16.23%	11.90%	N/A
R6 (formerly Class R5)	1/02/13	19.59%	N/A	N/A	17.74%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		12.55%	14.69%	7.51%	N/A
Standard & Poor’s North American Technology Sector Index (f)		20.17%	17.31%	11.26%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		12.35%	14.58%	10.95%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		14.29%	14.86%	10.81%	N/A
C With CDSC (1% for 12 months) (v)		17.28%	15.08%	10.80%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	1.27%	$1,000.00	$1,196.36	$7.01
	Hypothetical (h)	1.27%	$1,000.00	$1,018.75	$6.44
B	Actual	2.02%	$1,000.00	$1,192.20	$11.13
	Hypothetical (h)	2.02%	$1,000.00	$1,014.98	$10.23
C	Actual	2.02%	$1,000.00	$1,192.09	$11.13
	Hypothetical (h)	2.02%	$1,000.00	$1,014.98	$10.23
I	Actual	1.02%	$1,000.00	$1,197.68	$5.63
	Hypothetical (h)	1.02%	$1,000.00	$1,020.01	$5.18
R1	Actual	2.02%	$1,000.00	$1,191.98	$11.13
	Hypothetical (h)	2.02%	$1,000.00	$1,014.98	$10.23
R2	Actual	1.52%	$1,000.00	$1,194.81	$8.39
	Hypothetical (h)	1.52%	$1,000.00	$1,017.50	$7.71
R3	Actual	1.27%	$1,000.00	$1,196.44	$7.01
	Hypothetical (h)	1.27%	$1,000.00	$1,018.75	$6.44
R4	Actual	1.02%	$1,000.00	$1,197.29	$5.63
	Hypothetical (h)	1.02%	$1,000.00	$1,020.01	$5.18
R6 (formerly Class R5)	Actual	0.92%	$1,000.00	$1,198.64	$5.08
	Hypothetical (h)	0.92%	$1,000.00	$1,020.51	$4.67

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.8%
Issuer	Shares/Par	Value ($)
Broadcasting - 1.3%
Time Warner, Inc.	97,455	$7,641,447

Brokerage & Asset Managers - 2.3%
Intercontinental Exchange, Inc.	20,446	$5,766,181
NASDAQ, Inc.	115,107	8,196,769

		$13,962,950
Business Services - 8.4%
Accenture PLC, “A”	25,891	$2,977,465
Cognizant Technology Solutions Corp., “A” (a)	153,392	8,810,836
CoStar Group, Inc. (a)	9,245	1,916,026
Equifax, Inc.	47,007	6,200,223
Fidelity National Information Services, Inc.	152,431	12,092,351
Fiserv, Inc. (a)	80,196	8,264,198
Gartner, Inc. (a)	6,459	587,769
Global Payments, Inc.	73,103	5,552,173
Tyler Technologies, Inc. (a)	6,856	1,124,041
Verisk Analytics, Inc., “A” (a)	35,579	2,954,836

		$50,479,918
Cable TV - 0.7%
Charter Communications, Inc., “A” (a)	17,091	$4,395,976

Computer Software - 16.8%
Adobe Systems, Inc. (a)	182,416	$18,662,981
Akamai Technologies, Inc. (a)	85,184	4,676,602
Cadence Design Systems, Inc. (a)	167,824	4,269,443
Enghouse Systems Ltd.	65,549	2,785,608
Intuit, Inc.	57,525	6,411,161
Microsoft Corp.	624,540	35,886,068
Red Hat, Inc. (a)	48,350	3,528,583
Sabre Corp.	104,467	2,940,746
Salesforce.com, Inc. (a)	271,824	21,588,262

		$100,749,454
Computer Software - Systems - 11.9%
Apple, Inc.	170,147	$18,052,597
Constellation Software, Inc.	6,249	2,726,516
EPAM Systems, Inc. (a)	55,371	3,776,856
Globant S.A. (a)(l)	41,744	1,630,103
Hewlett Packard Enterprise	1,187,693	25,511,646

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - continued
Kinaxis, Inc. (a)	52,534	$2,489,296
NICE Systems Ltd., ADR	47,892	3,277,250
ServiceNow, Inc. (a)	46,711	3,394,488
Splunk, Inc. (a)	46,930	2,733,203
SS&C Technologies Holdings, Inc.	175,365	5,778,277
Vantiv, Inc., “A” (a)	36,740	1,974,408

		$71,344,640
Consumer Services - 1.4%
Priceline Group, Inc. (a)	5,870	$8,316,205

Electrical Equipment - 1.3%
Amphenol Corp., “A”	124,638	$7,766,194

Electronics - 8.5%
Broadcom Corp.	66,110	$11,663,126
Mellanox Technologies Ltd. (a)	55,732	2,443,291
Microchip Technology, Inc.	370,787	22,955,423
NXP Semiconductors N.V. (a)	85,445	7,520,869
Silicon Laboratories, Inc. (a)	113,311	6,492,720

		$51,075,429
Entertainment - 0.4%
Netflix, Inc. (a)	20,757	$2,022,770

Internet - 22.1%
Alibaba Group Holding Ltd., ADR (a)	73,570	$7,150,268
Alphabet, Inc., “A” (a)(s)	85,432	67,478,465
Facebook, Inc., “A” (a)(s)	336,930	42,493,612
LinkedIn Corp., “A” (a)	15,260	2,941,365
LogMeIn, Inc.	23,800	1,987,300
Tencent Holdings Ltd.	128,300	3,337,515
Yahoo!, Inc. (a)	154,792	6,617,358

		$132,005,883
Leisure & Toys - 2.1%
Activision Blizzard, Inc.	136,671	$5,654,079
Electronic Arts, Inc. (a)	84,950	6,900,489

		$12,554,568
Network & Telecom - 4.6%
Cisco Systems, Inc.	865,358	$27,206,856

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 6.4%
MasterCard, Inc., “A”	161,446	$15,600,526
Visa, Inc., “A”	277,087	22,416,338

		$38,016,864
Specialty Stores - 6.7%
Amazon.com, Inc. (a)(s)	52,212	$40,159,382

Telecommunications - Wireless - 1.9%
American Tower Corp., REIT	48,155	$5,459,814
SBA Communications Corp. (a)	51,816	5,914,796

		$11,374,610
Total Common Stocks (Identified Cost, $410,353,277)		$579,073,146

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
Computer Software - 0.0%
Salesforce.Com, Inc. - September 2016 @ $76 (Premiums Paid, $150,607)	664	$83,000

Issuer	Shares/Par
Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $16,566,726)	16,566,726	$16,566,726

Collateral for Securities Loaned - 0.0%
Navigator Securities Lending Prime Portfolio, 0.43%, at Cost and Net Asset Value (j)	239,680	$239,680
Total Investments (Identified Cost, $427,310,290)		$595,962,552

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Written - 0.0%
Computer Software - 0.0%
Intuit, Inc. - September 2016 @ $115	(104)	$(1,768)
Salesforce.Com, Inc. - September 2016 @ $79	(231)	(67,221)

		$(68,989)
Computer Software - Systems - 0.0%
Apple, Inc. - September 2016 @ $115	(354)	$(4,956)
Hewlett Packard Enterprise Co. - September 2016 @ $22	(2,191)	(98,595)

13

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
Call Options Written - continued
Computer Software - Systems - continued
Hewlett Packard Enterprise Co. - September 2016 @ $24	(941)	$(9,410)
Splunk, Inc. - September 2016 @ $65	(182)	(2,730)
Splunk, Inc. - September 2016 @ $70	(227)	(1,135)

		$(116,826)
Internet - 0.0%
Alibaba Group Holding Ltd. - September 2016 @ $100	(125)	$(10,125)
LogMeIn, Inc. - September 2016 @ $90	(184)	(3,680)

		$(13,805)
Total Call Options Written (Premiums Received, $262,495)		$(199,620)

Put Options Written - 0.0%
Computer Software - Systems - 0.0%
Apple, Inc. - September 2016 @ $101	(544)	$(18,496)

Internet - 0.0%
Alibaba Group Holding Ltd. - September 2016 @ $89	(125)	$(1,625)
Total Put Options Written (Premiums Received, $16,751)		$(20,121)

Other Assets, Less Liabilities - 0.5%		2,752,031
Net Assets - 100.0%		$598,494,842

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At August 31, 2016, the fund had no short sales outstanding.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At August 31, 2016, the fund had cash collateral of $282,536 and other liquid securities with an aggregate value of $4,802,642 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $410,743,564)	$579,395,826
Underlying affiliated funds, at value (identified cost, $16,566,726)	16,566,726
Total investments, at value, including $233,987 of securities on loan (identified cost, $427,310,290)	$595,962,552
Cash	10,997
Deposits with brokers	282,536
Receivables for
Investments sold	1,483,001
Fund shares sold	4,303,039
Interest and dividends	459,544
Other assets	589
Total assets	$602,502,258
Liabilities
Payables for
Investments purchased	$2,322,930
Fund shares reacquired	901,303
Written options outstanding, at value (premiums received, $279,246)	219,741
Collateral for securities loaned, at value	239,680
Payable to affiliates
Investment adviser	24,834
Shareholder servicing costs	148,383
Distribution and service fees	9,782
Payable for independent Trustees’ compensation	782
Accrued expenses and other liabilities	139,981
Total liabilities	$4,007,416
Net assets	$598,494,842
Net assets consist of
Paid-in capital	$427,208,313
Unrealized appreciation (depreciation) on investments	168,711,767
Accumulated net realized gain (loss) on investments and foreign currency	4,452,053
Accumulated net investment loss	(1,877,291)
Net assets	$598,494,842
Shares of beneficial interest outstanding	21,396,942

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$320,897,718	11,352,187	$28.27
Class B	25,989,714	1,037,180	25.06
Class C	73,071,144	2,921,692	25.01
Class I	96,699,998	3,230,942	29.93
Class R1	3,072,849	123,102	24.96
Class R2	17,031,014	626,873	27.17
Class R3	20,180,305	714,134	28.26
Class R4	8,141,301	278,867	29.19
Class R6 (formerly Class R5)	33,410,799	1,111,965	30.05

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.99 [100 / 94.25 x $28.27]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$3,606,100
Interest	19,481
Dividends from underlying affiliated funds	46,141
Foreign taxes withheld	(7,494)
Total investment income	$3,664,228
Expenses
Management fee	$3,533,506
Distribution and service fees	1,588,199
Shareholder servicing costs	713,641
Administrative services fee	83,543
Independent Trustees’ compensation	10,844
Custodian fee	46,732
Shareholder communications	59,244
Audit and tax fees	56,437
Legal fees	4,804
Dividend and interest expense on securities sold short	65,411
Miscellaneous	194,664
Total expenses	$6,357,025
Reduction of expenses by investment adviser and distributor	(43,988)
Net expenses	$6,313,037
Net investment loss	$(2,648,809)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$7,810,296
Written options	651,936
Securities sold short	60,958
Foreign currency	(1,292)
Net realized gain (loss) on investments and foreign currency	$8,521,898
Change in unrealized appreciation (depreciation)
Investments	$74,508,775
Written options	54,100
Securities sold short	(123,068)
Net unrealized gain (loss) on investments	$74,439,807
Net realized and unrealized gain (loss) on investments	$82,961,705
Change in net assets from operations	$80,312,896

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment loss	$(2,648,809)	$(2,330,886)
Net realized gain (loss) on investments and foreign currency	8,521,898	19,392,856
Net unrealized gain (loss) on investments and foreign currency translation	74,439,807	(4,733,225)
Change in net assets from operations	$80,312,896	$12,328,745
Distributions declared to shareholders
From net realized gain on investments	$(17,116,057)	$(10,909,819)
Change in net assets from fund share transactions	$181,028,652	$55,669,659
Total change in net assets	$244,225,491	$57,088,585
Net assets
At beginning of period	354,269,351	297,180,766
At end of period (including accumulated net investment loss of $1,877,291 and $1,262,399, respectively)	$598,494,842	$354,269,351

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.62	$24.47	$19.41	$16.80	$14.50
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.15)	$(0.13)	$(0.12)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	4.76	1.15	5.19	2.73	2.47
Total from investment operations	$4.64	$1.00	$5.06	$2.61	$2.30
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$28.27	$24.62	$24.47	$19.41	$16.80
Total return (%) (r)(s)(t)(x)	19.20	4.18	26.07	15.54	15.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.30	1.33	1.55	1.45
Expenses after expense reductions (f)	1.26	1.29	1.32	1.54	1.45
Net investment loss	(0.48)	(0.60)	(0.58)	(0.70)	(1.08)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$320,898	$199,313	$171,020	$141,147	$143,595
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.24	1.27	1.28	1.36	1.38

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.09	$22.20	$17.75	$15.48	$13.45
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.30)	$(0.27)	$(0.23)	$(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency	4.24	1.04	4.72	2.50	2.30
Total from investment operations	$3.96	$0.74	$4.45	$2.27	$2.03
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$25.06	$22.09	$22.20	$17.75	$15.48
Total return (%) (r)(s)(t)(x)	18.29	3.41	25.07	14.66	15.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.05	2.08	2.30	2.20
Expenses after expense reductions (f)	2.01	2.04	2.07	2.29	2.20
Net investment loss	(1.22)	(1.35)	(1.34)	(1.44)	(1.83)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$25,990	$18,791	$16,190	$13,009	$12,911
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.99	2.02	2.03	2.12	2.13

See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.05	$22.16	$17.71	$15.45	$13.43
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.30)	$(0.28)	$(0.24)	$(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency	4.23	1.04	4.73	2.50	2.29
Total from investment operations	$3.95	$0.74	$4.45	$2.26	$2.02
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$25.01	$22.05	$22.16	$17.71	$15.45
Total return (%) (r)(s)(t)(x)	18.28	3.42	25.13	14.63	15.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.05	2.07	2.30	2.20
Expenses after expense reductions (f)	2.01	2.04	2.07	2.30	2.20
Net investment loss	(1.23)	(1.35)	(1.34)	(1.45)	(1.83)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$73,071	$43,037	$35,998	$25,026	$23,940
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.00	2.02	2.03	2.12	2.13

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.96	$25.69	$20.33	$17.56	$15.11
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.09)	$(0.08)	$(0.08)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	5.03	1.21	5.44	2.85	2.59
Total from investment operations	$4.96	$1.12	$5.36	$2.77	$2.45
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$29.93	$25.96	$25.69	$20.33	$17.56
Total return (%) (r)(s)(x)	19.45	4.45	26.36	15.77	16.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.05	1.08	1.30	1.20
Expenses after expense reductions (f)	1.01	1.04	1.07	1.30	1.20
Net investment loss	(0.24)	(0.35)	(0.35)	(0.45)	(0.83)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$96,700	$56,619	$40,359	$30,615	$21,898
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.00	1.02	1.04	1.12	1.12

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.01	$22.12	$17.68	$15.42	$13.41
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.30)	$(0.27)	$(0.23)	$(0.26)
Net realized and unrealized gain (loss) on investments and foreign currency	4.22	1.04	4.71	2.49	2.27
Total from investment operations	$3.94	$0.74	$4.44	$2.26	$2.01
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$24.96	$22.01	$22.12	$17.68	$15.42
Total return (%) (r)(s)(x)	18.27	3.43	25.11	14.66	14.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.05	2.08	2.30	2.21
Expenses after expense reductions (f)	2.01	2.04	2.07	2.30	2.21
Net investment loss	(1.22)	(1.36)	(1.34)	(1.45)	(1.82)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$3,073	$2,516	$2,033	$1,542	$1,666
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.99	2.02	2.04	2.12	2.13

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.76	$23.70	$18.85	$16.36	$14.15
Income (loss) from investment operations
Net investment loss (d)	$(0.18)	$(0.20)	$(0.18)	$(0.16)	$(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	4.58	1.11	5.03	2.65	2.41
Total from investment operations	$4.40	$0.91	$4.85	$2.49	$2.21
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$27.17	$23.76	$23.70	$18.85	$16.36
Total return (%) (r)(s)(x)	18.88	3.93	25.73	15.22	15.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.55	1.58	1.79	1.70
Expenses after expense reductions (f)	1.51	1.54	1.58	1.79	1.70
Net investment loss	(0.72)	(0.84)	(0.83)	(0.94)	(1.33)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$17,031	$14,946	$17,123	$15,890	$17,748
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.49	1.52	1.54	1.62	1.63

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.61	$24.46	$19.41	$16.80	$14.49
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.15)	$(0.13)	$(0.12)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	4.77	1.15	5.18	2.73	2.48
Total from investment operations	$4.64	$1.00	$5.05	$2.61	$2.31
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$28.26	$24.61	$24.46	$19.41	$16.80
Total return (%) (r)(s)(x)	19.21	4.18	26.02	15.54	15.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.30	1.33	1.55	1.45
Expenses after expense reductions (f)	1.26	1.29	1.32	1.55	1.45
Net investment loss	(0.49)	(0.60)	(0.59)	(0.70)	(1.08)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$20,180	$9,732	$10,626	$8,863	$8,720
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.25	1.27	1.29	1.37	1.38

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.34	$25.10	$19.86	$17.15	$14.76
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.09)	$(0.08)	$(0.08)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	4.90	1.18	5.32	2.79	2.53
Total from investment operations	$4.84	$1.09	$5.24	$2.71	$2.39
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—	$—
Net asset value, end of period (x)	$29.19	$25.34	$25.10	$19.86	$17.15
Total return (%) (r)(s)(x)	19.45	4.44	26.38	15.80	16.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.05	1.07	1.29	1.20
Expenses after expense reductions (f)	1.01	1.04	1.07	1.29	1.20
Net investment loss	(0.24)	(0.37)	(0.34)	(0.45)	(0.84)
Portfolio turnover	30	43	38	54	68
Net assets at end of period (000 omitted)	$8,141	$2,234	$1,403	$1,269	$823
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.00	1.02	1.04	1.12	1.12

See Notes to Financial Statements

26

Financial Highlights – continued

Class R6 (formerly R5)	Years ended 8/31
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$26.03	$25.73	$20.34	$17.68
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.07)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	5.05	1.22	5.46	2.70
Total from investment operations	$5.01	$1.15	$5.39	$2.66
Less distributions declared to shareholders
From net realized gain on investments	$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$30.05	$26.03	$25.73	$20.34
Total return (%) (r)(s)(x)	19.59	4.57	26.50	15.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.95	0.97	1.13	(a)
Expenses after expense reductions (f)	0.91	0.94	0.96	1.13	(a)
Net investment income (loss)	(0.13)	(0.27)	(0.28)	(0.35	)(a)
Portfolio turnover	30	43	38	54
Net assets at end of period (000 omitted)	$33,411	$7,079	$2,429	$116
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.90	0.92	0.95	1.01	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’s inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party

28

Notes to Financial Statements – continued

pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

29

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$ 579,156,146	$—	$—	$579,156,146
Mutual Funds	16,806,406	—	—	16,806,406
Total Investments	$595,962,552	$—	$—	$595,962,552

Other Financial Instruments
Written Options	$(205,516)	$(14,225)	$—	$(219,741)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivatives Contract tables, generally are indicative of the volume of its derivative activity during the period.

30

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$83,000	$—
Equity	Written Equity Options	—	(219,741)
Total		$83,000	$(219,741)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2016 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(1,565,105)	$651,936

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2016 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$430,549	$54,100

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the

31

Notes to Financial Statements – continued

collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

32

Notes to Financial Statements – continued

The following table represents the written option activity in the fund during the year ended August 31, 2016:

	Number of contracts	Premiums received
Outstanding, beginning of period	254	$15,702
Options written	70,930	4,161,134
Options closed	(16,907)	(1,569,991)
Options exercised	(3,093)	(218,716)
Options expired	(45,976)	(2,108,883)
Outstanding, end of period	5,208	$279,246

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2016, this expense amounted to $65,411. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the

33

Notes to Financial Statements – continued

short sale deposited with the broker, at least equals the current market value of the security sold short. At August 31, 2016, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $233,987. The fair value of the fund’s investment securities on loan and a related liability of $239,680 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

34

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. For the year ended August 31, 2016, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, straddle loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

35

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$—	$260,665
Long-term capital gains	17,116,057	10,649,154
Total distributions	$17,116,057	$10,909,819

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$428,619,145
Gross appreciation	168,039,216
Gross depreciation	(695,809)
Net unrealized appreciation (depreciation)	$167,343,407
Undistributed long-term capital gain	10,233,403
Late year ordinary loss deferral	(1,876,522)
Other temporary differences	(4,413,759)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15
Class A	$9,437,848	$6,168,353
Class B	911,554	639,077
Class C	2,147,972	1,427,980
Class I	2,507,391	1,439,815
Class R1	127,045	76,932
Class R2	631,886	619,660
Class R3	425,776	328,090
Class R4	74,453	92,251
Class R6 (formerly Class R5)	852,132	117,661
Total	$17,116,057	$10,909,819

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

36

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $33,671, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $241,244 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$661,410
Class B	0.75%	0.25%	1.00%	1.00%	224,520
Class C	0.75%	0.25%	1.00%	1.00%	559,608
Class R1	0.75%	0.25%	1.00%	1.00%	28,215
Class R2	0.25%	0.25%	0.50%	0.50%	79,282
Class R3	—	0.25%	0.25%	0.25%	35,164
Total Distribution and Service Fees					$1,588,199

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $9,638, $181, and $498 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

37

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$508
Class B	35,739
Class C	7,177

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $143,844, which equated to 0.0305% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $569,797.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $217 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $769 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

38

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $1,166 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 5,844 shares of Class R6 (formerly Class R5) for an aggregate amount of $151,886. On March 16, 2016, MFS redeemed 6,339 shares of Class I for an aggregate amount of $167,466.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2016, the fund engaged in sale transactions pursuant to this policy, which amounted to $298,489. The sales transactions resulted in net realized gains (losses) of $(11,493).

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $307,357,722 and $138,886,914, respectively.

39

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,650,212	$146,107,339	2,241,507	$55,525,093
Class B	340,869	7,842,383	247,401	5,526,117
Class C	1,326,858	30,532,344	500,699	11,142,225
Class I	3,469,595	95,301,998	1,143,006	29,588,966
Class R1	59,793	1,366,106	48,003	1,060,935
Class R2	316,198	7,917,738	176,978	4,207,508
Class R3	433,184	11,179,724	124,472	3,073,906
Class R4	269,057	7,406,114	77,437	1,980,406
Class R6 (formerly Class R5)	1,008,817	26,942,479	205,623	5,378,549
	12,874,583	$334,596,225	4,765,126	$117,483,705

Shares issued to shareholders in reinvestment of distributions
Class A	351,762	$9,145,810	247,815	$5,935,159
Class B	38,326	888,406	28,581	617,360
Class C	80,131	1,853,426	55,394	1,194,300
Class I	65,685	1,805,022	40,833	1,028,984
Class R1	5,502	127,045	3,575	76,932
Class R2	24,051	602,249	26,342	609,819
Class R3	16,376	425,776	13,705	328,090
Class R4	2,777	74,453	3,750	92,251
Class R6 (formerly Class R5)	10,949	301,867	4,660	117,661
	595,559	$15,224,054	424,655	$10,000,556

Shares reacquired
Class A	(2,744,468)	$(70,029,661)	(1,384,224)	$(34,114,765)
Class B	(192,697)	(4,444,263)	(154,582)	(3,449,270)
Class C	(437,124)	(10,007,638)	(228,706)	(5,110,461)
Class I	(2,485,635)	(64,260,422)	(573,781)	(14,838,971)
Class R1	(56,516)	(1,271,891)	(29,169)	(651,327)
Class R2	(342,465)	(8,463,244)	(296,804)	(7,132,965)
Class R3	(130,805)	(3,377,690)	(177,203)	(4,403,786)
Class R4	(81,123)	(2,055,904)	(48,919)	(1,259,257)
Class R6 (formerly Class R5)	(179,822)	(4,880,914)	(32,669)	(853,800)
	(6,650,655)	$(168,791,627)	(2,926,057)	$(71,814,602)

40

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	3,257,506	$85,223,488	1,105,098	$27,345,487
Class B	186,498	4,286,526	121,400	2,694,207
Class C	969,865	22,378,132	327,387	7,226,064
Class I	1,049,645	32,846,598	610,058	15,778,979
Class R1	8,779	221,260	22,409	486,540
Class R2	(2,216)	56,743	(93,484)	(2,315,638)
Class R3	318,755	8,227,810	(39,026)	(1,001,790)
Class R4	190,711	5,424,663	32,268	813,400
Class R6 (formerly Class R5)	839,944	22,363,432	177,614	4,642,410
	6,819,487	$181,028,652	2,263,724	$55,669,659

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $2,086 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	15,640,239	172,387,075	(171,460,588)	16,566,726

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$46,141	$16,566,726

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund (one of the series constituting the MFS Series Trust I) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

46

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Matthew Sabel

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

48

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

50

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $20,186,000 as capital gain dividends paid during the fiscal year.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® U.S. GOVERNMENT CASH RESERVE FUND

LMM-ANN

MFS® U.S. GOVERNMENT CASH RESERVE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	16.3%
A-1	82.6%
A-2	1.4%
Not Rated	0.0%
Other Assets Less Liabilities	(0.3)%

Maturity breakdown (u)
0 - 7 days	23.2%
8 - 29 days	30.5%
30 - 59 days	25.2%
60 - 89 days	20.3%
90 - 365 days	1.1%
Other Assets Less Liabilities	(0.3)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/16

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	0.00%	0.00%
B	12/29/86	0.00%	0.00%
C	4/01/96	0.00%	0.00%
R1	4/01/05	0.00%	0.00%
R2	4/01/05	0.00%	0.00%
R3	4/01/05	0.00%	0.00%
R4	4/01/05	0.00%	0.00%
529A	7/31/02	0.00%	0.00%
529B	7/31/02	0.00%	0.00%
529C	7/31/02	0.00%	0.00%

			1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)			(4.00)%
C With CDSC (1% for 12 months) (v)			(1.00)%
529B With CDSC (Declining over six years from 4% to 0%) (v)			(4.00)%
529C With CDSC (1% for 12 months) (v)			(1.00)%

CDSC – Contingent Deferred Sales Charge.

Class R1, R2, R3, R4 and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

(v)	Assuming redemption at the end of the applicable period.

3

Performance Summary – continued

Yields quoted are based on the latest seven days ended as of August 31, 2016, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
B	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
C	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
R1	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
R2	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
R3	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
R4	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
529A	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
529B	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58
529C	Actual	0.31%	$1,000.00	$1,000.00	$1.56
	Hypothetical (h)	0.31%	$1,000.00	$1,023.58	$1.58

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 98.9%
Issuer	Shares/Par	Value ($)
Fannie Mae, 0.245%, due 10/05/16	$4,000,000	$3,999,074
Fannie Mae, 0.25%, due 10/19/16	2,600,000	2,599,133
Fannie Mae, 0.31%, due 11/02/16	2,500,000	2,498,665
Federal Farm Credit Bank, 0.26%, due 9/23/16	7,300,000	7,298,840
Federal Farm Credit Bank, 0.26%, due 10/03/16	6,110,000	6,108,588
Federal Home Loan Bank, 0.27%, due 9/01/16	10,653,000	10,653,000
Federal Home Loan Bank, 0.315%, due 9/01/16	12,700,000	12,700,000
Federal Home Loan Bank, 0.265%, due 9/02/16	13,350,000	13,349,901
Federal Home Loan Bank, 0.32%, due 9/02/16	1,515,000	1,514,987
Federal Home Loan Bank, 0.34%, due 9/07/16	20,890,000	20,888,817
Federal Home Loan Bank, 0.29%, due 9/09/16	1,350,000	1,349,913
Federal Home Loan Bank, 0.344%, due 9/09/16	705,000	704,946
Federal Home Loan Bank, 0.39%, due 9/09/16	6,000,000	5,999,480
Federal Home Loan Bank, 0.28%, due 9/13/16	1,540,000	1,539,856
Federal Home Loan Bank, 0.41%, due 9/14/16	4,100,000	4,099,393
Federal Home Loan Bank, 0.325%, due 9/16/16	8,542,000	8,540,843
Federal Home Loan Bank, 0.35%, due 9/19/16	8,338,000	8,336,541
Federal Home Loan Bank, 0.28%, due 9/20/16	5,124,000	5,123,243
Federal Home Loan Bank, 0.265%, due 9/22/16	11,120,000	11,118,281
Federal Home Loan Bank, 0.285%, due 9/27/16	10,769,000	10,766,783
Federal Home Loan Bank, 0.294%, due 9/28/16	11,066,000	11,063,560
Federal Home Loan Bank, 0.295%, due 10/03/16	1,400,000	1,399,633
Federal Home Loan Bank, 0.27%, due 10/05/16	2,870,000	2,869,268
Federal Home Loan Bank, 0.365%, due 10/05/16	5,388,000	5,386,143
Federal Home Loan Bank, 0.305%, due 10/06/16	6,332,000	6,330,122
Federal Home Loan Bank, 0.275%, due 10/07/16	9,825,000	9,822,298
Federal Home Loan Bank, 0.29%, due 10/07/16	8,100,000	8,097,651
Federal Home Loan Bank, 0.34%, due 10/07/16	1,800,000	1,799,388
Federal Home Loan Bank, 0.295%, due 10/11/16	1,400,000	1,399,541
Federal Home Loan Bank, 0.295%, due 10/12/16	9,438,000	9,434,829
Federal Home Loan Bank, 0.28%, due 10/13/16	4,550,000	4,548,514
Federal Home Loan Bank, 0.31%, due 10/28/16	4,258,000	4,255,910
Federal Home Loan Bank, 0.33%, due 11/02/16	9,212,000	9,206,765
Federal Home Loan Bank, 0.335%, due 11/14/16	9,925,000	9,918,166
Freddie Mac, 0.24%, due 9/06/16	3,618,000	3,617,879
Freddie Mac, 0.25%, due 9/08/16	2,047,000	2,046,900
Freddie Mac, 0.24%, due 9/12/16	2,562,000	2,561,812
Freddie Mac, 0.25%, due 9/12/16	1,503,000	1,502,885
Freddie Mac, 0.26%, due 9/22/16	12,519,000	12,517,101
Freddie Mac, 0.32%, due 11/08/16	12,800,000	12,792,263

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) - continued
U.S. Treasury Bill, 0.23%, due 9/08/16	$3,998,000	$3,997,821
U.S. Treasury Bill, 0.22%, due 9/29/16	3,445,000	3,444,411
U.S. Treasury Bill, 0.245%, due 10/20/16	1,750,000	1,749,416
U.S. Treasury Bill, 0.258%, due 10/27/16	9,298,000	9,294,276
U.S. Treasury Bill, 0.295%, due 11/10/16	7,185,000	7,180,879
U.S. Treasury Bill, 0.285%, due 11/17/16	12,682,000	12,674,269
U.S. Treasury Bill, 0.305%, due 11/25/16	9,392,000	9,385,236
U.S. Treasury Bill, 0.27%, due 12/08/16	2,350,000	2,348,273
U.S. Treasury Bill, 0.38%, due 1/26/17	1,033,000	1,031,397
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$310,866,890

Repurchase Agreements - 1.4%
Goldman Sachs Repurchase Agreement, 0.30%, dated 8/31/16, due 9/01/16, total to be received $4,307,036 (secured by U.S. Federal Agency obligations valued at $4,393,216 in a jointly traded account), at Cost and Value	$4,307,000	$4,307,000
Total Investments, at Amortized Cost and Value		$315,173,890

Other Assets, Less Liabilities - (0.3)%		(832,342)
Net Assets - 100.0%		$314,341,548

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

8

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$315,173,890
Cash	273
Receivables for
Fund shares sold	181,991
Interest	36
Other assets	467
Total assets	$315,356,657
Liabilities
Payable for fund shares reacquired	$780,571
Payable to affiliates
Investment adviser	48,876
Shareholder servicing costs	95,481
Payable for independent Trustees’ compensation	8,017
Accrued expenses and other liabilities	82,164
Total liabilities	$1,015,109
Net assets	$314,341,548
Net assets consist of
Paid-in capital	$314,534,982
Accumulated net realized gain (loss) on investments	(184,390)
Accumulated net investment loss	(9,044)
Net assets	$314,341,548
Shares of beneficial interest outstanding	314,571,551

9

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share
Class A	$120,739,815	120,826,063	$1.00
Class B	18,095,579	18,111,352	1.00
Class C	48,749,258	48,783,817	1.00
Class R1	14,569,187	14,579,936	1.00
Class R2	51,536,612	51,574,639	1.00
Class R3	37,649,525	37,678,223	1.00
Class R4	3,077,435	3,079,689	1.00
Class 529A	12,840,615	12,849,372	1.00
Class 529B	355,361	355,683	1.00
Class 529C	6,728,161	6,732,777	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$741,666
Expenses
Management fee	$1,277,874
Distribution and service fees	1,588,653
Shareholder servicing costs	522,440
Program manager fees	18,700
Administrative services fee	59,874
Independent Trustees’ compensation	11,480
Custodian fee	27,565
Shareholder communications	21,438
Audit and tax fees	35,713
Legal fees	3,759
Miscellaneous	134,935
Total expenses	$3,702,431
Fees paid indirectly	(5)
Reduction of expenses by investment adviser and distributor	(2,960,760)
Net expenses	$741,666
Net investment income	$0
Change in net assets from operations	$0

See Notes to Financial Statements

11

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	0	2
Change in net assets from operations	$0	$2
Change in net assets from fund share transactions	$(2,111,675)	$(25,712,680)
Total change in net assets	$(2,111,675)	$(25,712,678)
Net assets
At beginning of period	316,453,223	342,165,901
At end of period (including accumulated net investment loss of $9,044 and $9,614, respectively)	$314,341,548	$316,453,223

See Notes to Financial Statements

12

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92		0.90		0.93	0.93
Expenses after expense reductions (f)	0.23	0.07		0.09		0.15	0.13
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$120,740	$122,085		$124,550		$145,062	$126,283

Class B	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67		1.65		1.68	1.68
Expenses after expense reductions (f)	0.23	0.07		0.10		0.15	0.12
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$18,096	$18,831		$22,982		$30,833	$35,098

See Notes to Financial Statements

13

Financial Highlights – continued

Class C	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67		1.65		1.68	1.68
Expenses after expense reductions (f)	0.24	0.07		0.10		0.15	0.13
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$48,749	$42,522		$45,662		$58,363	$49,851

Class R1	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67		1.65		1.68	1.68
Expenses after expense reductions (f)	0.23	0.07		0.09		0.15	0.13
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$14,569	$14,363		$16,819		$21,080	$24,361

See Notes to Financial Statements

14

Financial Highlights – continued

Class R2	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)	0.00	0.00	(w)	0.00	(w)	0.00	(0.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17		1.15		1.18	1.18
Expenses after expense reductions (f)	0.23	0.07		0.09		0.15	0.13
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$51,537	$53,058		$57,634		$74,406	$83,723

Class R3	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92		0.90		0.93	0.93
Expenses after expense reductions (f)	0.23	0.07		0.09		0.15	0.13
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$37,650	$44,872		$53,916		$64,925	$79,029

See Notes to Financial Statements

15

Financial Highlights – continued

Class R4	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.67		0.65		0.68	0.69
Expenses after expense reductions (f)	0.23	0.07		0.09		0.15	0.12
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$3,077	$3,034		$2,907		$820	$810

Class 529A	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.02		1.00		1.03	1.03
Expenses after expense reductions (f)	0.23	0.07		0.09		0.15	0.13
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$12,841	$11,383		$10,927		$10,897	$10,330

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529B	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77		1.75		1.78	1.78
Expenses after expense reductions (f)	0.22	0.07		0.10		0.15	0.12
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$355	$440		$531		$676	$665

Class 529C	Years ended 8/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	$0.00
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	0.00	0.00	(w)	0.00	(w)	0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77		1.75		1.78	1.78
Expenses after expense reductions (f)	0.24	0.07		0.09		0.15	0.13
Net investment income	0.00	0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$6,728	$5,866		$6,240		$6,072	$5,020

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

18

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$315,173,890	$—	$315,173,890

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At period end, the fund had investments in repurchase agreements with a gross value of $4,307,000 included in “Investments” in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

19

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2016, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended August 31, 2016 and August 31, 2015.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$315,173,890
Capital loss carryforwards	(184,390)
Late year ordinary loss deferral	(1,050)
Other temporary differences	(7,994)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/17	$(184,390)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class.

20

Notes to Financial Statements – continued

Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

During the year ended August 31, 2016, MFS voluntarily waived receipt of $1,150,648 of the fund’s management fee in order to avoid a negative yield, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $22,944, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2016, these waivers had the effect of reducing the management fee by 0.37% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.03% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2016, MFS voluntarily agreed to reduce certain other expenses in the amount of $179,815, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$313,045
Class B	0.75%	0.25%	1.00%	0.00%	203,775
Class C	0.75%	0.25%	1.00%	0.00%	474,945
Class R1	0.75%	0.25%	1.00%	0.00%	141,435
Class R2	0.25%	0.25%	0.50%	0.00%	262,336
Class R3	—	0.25%	0.25%	0.00%	95,127
Class 529A	—	0.25%	0.25%	0.00%	29,671
Class 529B	0.75%	0.25%	1.00%	0.00%	4,493
Class 529C	0.75%	0.25%	1.00%	0.00%	63,826
Total Distribution and Service Fees					$1,588,653

21

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has agreed in writing to waive the Class A and Class 529A service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2017. These reductions, for the year ended August 31, 2016, for Class A and Class 529A amounted to $313,045 and $29,671, respectively, and are included in the reduction of total expenses in the Statement of Operations. During the year ended August 31, 2016, MFD also voluntarily waived a receipt of $1,245,937 of the fund’s distribution and service fees to ensure the fund avoids a negative yield for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C shares. This amount is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares acquired through an exchange may be subject to a contingent deferred sales charge (CDSC) upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$988
Class B	79,111
Class C	12,516
Class 529B	281
Class 529C	407

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2017, unless MFD elects to extend the waiver. For the year ended August 31, 2016, this waiver amounted to $9,350, and is included in the reduction of total expenses in the Statement of Operations. In addition, MFS voluntarily waived receipt of $9,350 of the fund’s program manager fees in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. This amount, for the year ended August 31, 2016, is included in the reduction of total expenses in the Statement of Operations. This voluntary waiver had the effect of reducing the program manager fee by 0.05% of average daily net assets attributable to Class 529A, Class 529B, and Class 529C shares on an annualized basis. The program manager fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and

22

Notes to Financial Statements – continued

account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$11,867	$11,867
Class 529B	449	449
Class 529C	6,384	6,384
Total Program Manager Fees and Waivers	$18,700	$18,700

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $182,481, which equated to 0.0571% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $339,959.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0187% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,196 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $7,994 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an

23

Notes to Financial Statements – continued

Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $840 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

On September 9, 2015, MFS redeemed 48, 125, 134, 40 and 18 shares each, of Class B, Class R3, Class R4, Class 529A and Class 529C respectively for the aggregate amount of $365. At August 31, 2016, MFS held approximately 84% of the outstanding shares of Class R4.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	61,984,342	$61,984,346	55,042,333	$55,042,338
Class B	15,009,346	15,009,346	10,732,142	10,732,143
Class C	45,857,815	45,857,814	29,557,580	29,557,580
Class R1	5,028,966	5,028,966	5,049,453	5,049,453
Class R2	16,235,866	16,235,866	16,809,554	16,809,552
Class R3	15,034,388	15,034,388	14,573,386	14,573,387
Class R4	253,380	253,379	387,453	387,453
Class 529A	7,049,714	7,049,715	4,984,710	4,984,710
Class 529B	269,487	269,487	225,018	225,018
Class 529C	4,478,950	4,478,949	2,747,481	2,747,481
	171,202,254	$171,202,256	140,109,110	$140,109,115

Shares reacquired
Class A	(63,330,188)	$(63,330,188)	(57,491,363)	$(57,491,364)
Class B	(15,744,830)	(15,744,833)	(14,914,029)	(14,914,033)
Class C	(39,626,535)	(39,626,535)	(32,696,325)	(32,696,325)
Class R1	(4,822,357)	(4,822,357)	(7,504,462)	(7,504,462)
Class R2	(17,757,982)	(17,757,982)	(21,383,600)	(21,383,600)
Class R3	(22,261,502)	(22,261,502)	(23,614,789)	(23,614,789)
Class R4	(209,426)	(209,426)	(260,421)	(260,421)
Class 529A	(5,591,127)	(5,591,127)	(4,522,264)	(4,522,264)
Class 529B	(353,733)	(353,733)	(316,097)	(316,098)
Class 529C	(3,616,248)	(3,616,248)	(3,118,439)	(3,118,439)
	(173,313,928)	$(173,313,931)	(165,821,789)	$(165,821,795)

24

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	(1,345,846)	$(1,345,842)	(2,449,030)	$(2,449,026)
Class B	(735,484)	(735,487)	(4,181,887)	(4,181,890)
Class C	6,231,280	6,231,279	(3,138,745)	(3,138,745)
Class R1	206,609	206,609	(2,455,009)	(2,455,009)
Class R2	(1,522,116)	(1,522,116)	(4,574,046)	(4,574,048)
Class R3	(7,227,114)	(7,227,114)	(9,041,403)	(9,041,402)
Class R4	43,954	43,953	127,032	127,032
Class 529A	1,458,587	1,458,588	462,446	462,446
Class 529B	(84,246)	(84,246)	(91,079)	(91,080)
Class 529C	862,702	862,701	(370,958)	(370,958)
	(2,111,674)	$(2,111,675)	(25,712,679)	$(25,712,680)

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $1,432 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Cash Reserve Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Cash Reserve Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2016

26

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

27

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

29

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

30

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

31

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

32

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according

33

Board Review of Investment Advisory Agreement – continued

to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median, and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

34

Board Review of Investment Advisory Agreement – continued

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

35

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

36

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

37

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

38

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

39

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2016

MFS® VALUE FUND

EIF-ANN

MFS® VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares rallying to record highs during August.

Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. This environment has favored risky assets such as equities, as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have also benefited from low, and even negative, yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 17, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.4%
Johnson & Johnson	3.6%
Philip Morris International, Inc.	3.3%
Wells Fargo & Co.	2.8%
Accenture PLC, “A”	2.6%
Pfizer, Inc.	2.3%
Medtronic PLC	2.3%
3M Co.	2.1%
Honeywell International, Inc.	2.0%
Travelers Cos., Inc.	2.0%

Equity sectors
Financial Services	26.5%
Health Care	16.2%
Industrial Goods & Services	11.1%
Consumer Staples	10.6%
Basic Materials	5.7%
Energy	5.3%
Leisure	4.9%
Special Products & Services	4.7%
Technology	3.2%
Utilities & Communications	2.7%
Autos & Housing	2.6%
Retailing	2.6%
Transportation	2.6%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 8/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of results

For the twelve months ended August 31, 2016, Class A shares of the MFS Value Fund (“fund”) provided a total return of 13.55%, at net asset value. This compares with a return of 12.92% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. Near the end of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Contributors to Performance

The combination of an overweight position and positive stock selection in the consumer staples sector contributed to performance relative to the Russell 1000® Value Index. The fund’s overweight position in tobacco company Philip Morris International and holdings of branded food company General Mills (b) benefited relative results. Shares appreciated in Philip Morris after the company posted strong earnings results throughout the reporting period, driven by better volumes and strong global pricing trends.

Favorable stock selection and an underweight position in the energy sector also strengthened relative performance. However, there were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that aided relative performance included the fund’s holdings of semiconductor company Texas Instruments (b), management consulting firm

3

Management Review – continued

Accenture (b), diversified technology company 3M (b) and global marketing and communications company Omnicom Group (b). Shares of Texas Instruments supported relative returns as revenue came in above market expectations driven primarily by strength in the company’s Automotive, Industrial and Communication Equipment segments. Shares of Accenture also appreciated following strong results in its consulting division. Not holding shares of weak-performing natural gas pipelines operator Kinder Morgan and financial services firm Bank of America, an underweight position in diversified financial services firm Citigroup, and the fund’s overweight position in telecommunications company Verizon Communications, also aided relative performance.

Detractors from Performance

An underweight position in the strong-performing technology sector was a primary detractor from relative performance. Not owning shares of semiconductor company Intel hurt relative performance as shares of the company rose due to better-than-anticipated PC demand and the design win over Qualcomm for its baseband modem in the iPhone 7.

Elsewhere, not holding a position in diversified industrial conglomerate General Electric, and overweight positions in integrated pharmacy health care provider CVS Health, insurance company MetLife, pharmacy benefits management and clinic healthcare account administration services company Express Scripts, financial services firm Goldman Sachs and investment management firm Franklin Resources, held back relative performance. Shares of General Electric appreciated after the company reported better-than-expected earnings results throughout the period. An underweight position in telecommunication services provider AT&T (h) and consumer goods company Procter & Gamble also hurt relative results.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 8/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 8/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	13.55%	14.51%	7.33%
B	11/04/97	12.68%	13.65%	6.55%
C	11/05/97	12.69%	13.64%	6.55%
I	1/02/97	13.83%	14.79%	7.62%
R1	4/01/05	12.69%	13.65%	6.54%
R2	10/31/03	13.27%	14.22%	7.06%
R3	4/01/05	13.54%	14.50%	7.33%
R4	4/01/05	13.80%	14.79%	7.60%
R6 (formerly Class R5)	5/01/06	13.93%	14.90%	7.62%
529A	7/31/02	13.55%	14.50%	7.24%
529B	7/31/02	12.70%	13.70%	6.49%
529C	7/31/02	12.67%	13.60%	6.45%
Comparative benchmark
Russell 1000® Value Index (f)		12.92%	14.39%	6.08%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		7.02%	13.16%	6.70%
B With CDSC (Declining over six years from 4% to 0%) (v)		8.68%	13.41%	6.55%
C With CDSC (1% for 12 months) (v)		11.69%	13.64%	6.55%
529A With Initial Sales Charge (5.75%)		7.02%	13.15%	6.61%
529B With CDSC (Declining over six years from 4% to 0%) (v)		8.70%	13.46%	6.49%
529C With CDSC (1% for 12 months) (v)		11.67%	13.60%	6.45%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definition

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2016 through August 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/16	Ending Account Value 8/31/16	Expenses Paid During Period (p) 3/01/16-8/31/16
A	Actual	0.84%	$1,000.00	$1,149.62	$4.54
	Hypothetical (h)	0.84%	$1,000.00	$1,020.91	$4.27
B	Actual	1.59%	$1,000.00	$1,145.10	$8.57
	Hypothetical (h)	1.59%	$1,000.00	$1,017.14	$8.06
C	Actual	1.59%	$1,000.00	$1,145.18	$8.57
	Hypothetical (h)	1.59%	$1,000.00	$1,017.14	$8.06
I	Actual	0.60%	$1,000.00	$1,151.11	$3.24
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
R1	Actual	1.60%	$1,000.00	$1,145.43	$8.63
	Hypothetical (h)	1.60%	$1,000.00	$1,017.09	$8.11
R2	Actual	1.10%	$1,000.00	$1,148.12	$5.94
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
R3	Actual	0.85%	$1,000.00	$1,149.50	$4.59
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
R4	Actual	0.60%	$1,000.00	$1,150.92	$3.24
	Hypothetical (h)	0.60%	$1,000.00	$1,022.12	$3.05
R6 (formerly Class R5)	Actual	0.50%	$1,000.00	$1,151.48	$2.70
	Hypothetical (h)	0.50%	$1,000.00	$1,022.62	$2.54
529A	Actual	0.86%	$1,000.00	$1,149.36	$4.65
	Hypothetical (h)	0.86%	$1,000.00	$1,020.81	$4.37
529B	Actual	1.51%	$1,000.00	$1,145.69	$8.14
	Hypothetical (h)	1.51%	$1,000.00	$1,017.55	$7.66
529C	Actual	1.64%	$1,000.00	$1,144.98	$8.84
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.03% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

9

PORTFOLIO OF INVESTMENTS

8/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%
Issuer	Shares/Par	Value ($)
Aerospace - 6.3%
Honeywell International, Inc.	6,961,434	$812,468,961
Lockheed Martin Corp.	2,088,856	507,529,342
Northrop Grumman Corp.	1,759,236	373,081,179
Rockwell Collins, Inc.	1,417,985	118,671,165
United Technologies Corp.	6,534,165	695,431,181

		$2,507,181,828
Alcoholic Beverages - 1.1%
Diageo PLC	15,437,181	$427,420,871

Automotive - 2.1%
Delphi Automotive PLC	4,692,128	$331,545,764
Harley-Davidson, Inc.	3,533,632	186,222,406
Johnson Controls, Inc.	7,329,098	321,600,820

		$839,368,990
Broadcasting - 3.0%
Interpublic Group of Companies, Inc.	3,444,167	$79,698,024
Omnicom Group, Inc.	7,013,684	604,088,603
Time Warner, Inc.	4,289,774	336,361,179
Viacom, Inc., “B”	1,983,345	80,008,137
Walt Disney Co.	915,572	86,484,931

		$1,186,640,874
Brokerage & Asset Managers - 2.8%
BlackRock, Inc.	1,020,478	$380,444,403
Franklin Resources, Inc.	8,994,437	328,296,951
NASDAQ, Inc.	5,766,456	410,629,332

		$1,119,370,686
Business Services - 4.7%
Accenture PLC, “A”	9,021,689	$1,037,494,235
Amdocs Ltd.	725,861	43,638,763
Cognizant Technology Solutions Corp., “A” (a)	2,697,778	154,960,368
Equifax, Inc.	664,831	87,691,209
Fidelity National Information Services, Inc.	4,794,610	380,356,411
Fiserv, Inc. (a)	1,700,898	175,277,539

		$1,879,418,525

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 1.2%
Comcast Corp., “A”	7,571,416	$494,110,608

Chemicals - 5.2%
3M Co.	4,565,333	$818,290,287
E.I. du Pont de Nemours & Co.	4,653,713	323,898,425
Monsanto Co.	1,445,801	153,977,807
PPG Industries, Inc.	7,303,341	773,277,745

		$2,069,444,264
Computer Software - 0.7%
Oracle Corp.	6,373,949	$262,734,178

Computer Software - Systems - 0.8%
International Business Machines Corp.	1,929,262	$306,521,147

Construction - 0.5%
Stanley Black & Decker, Inc.	1,780,532	$220,340,835

Consumer Products - 0.8%
Newell Brands, Inc.	2,216,563	$117,655,164
Procter & Gamble Co.	2,232,864	194,951,356

		$312,606,520
Containers - 0.5%
Crown Holdings, Inc. (a)	3,628,874	$196,793,837

Electrical Equipment - 1.8%
Pentair PLC	2,897,782	$185,602,937
Tyco International PLC	12,593,860	550,099,805

		$735,702,742
Electronics - 1.7%
Analog Devices, Inc.	1,377,842	$86,197,796
Texas Instruments, Inc.	8,705,312	605,367,396

		$691,565,192
Energy - Independent - 1.9%
EOG Resources, Inc.	4,172,713	$369,243,373
Occidental Petroleum Corp.	4,929,595	378,839,376

		$748,082,749
Energy - Integrated - 2.0%
Chevron Corp.	3,792,560	$381,455,685
Exxon Mobil Corp.	4,961,958	432,385,020

		$813,840,705

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 5.0%
Archer Daniels Midland Co.	7,389,663	$323,371,653
Danone S.A.	3,203,158	243,354,528
General Mills, Inc.	7,685,097	544,258,570
J.M. Smucker Co.	1,668,557	236,584,697
Nestle S.A.	7,859,790	625,714,562

		$1,973,284,010
Food & Drug Stores - 1.6%
CVS Health Corp.	6,889,414	$643,471,268

General Merchandise - 0.7%
Target Corp.	4,079,013	$286,305,922

Health Maintenance Organizations - 0.5%
Cigna Corp.	1,528,581	$196,055,799

Insurance - 7.6%
Aon PLC	5,526,821	$615,411,518
Chubb Ltd.	5,925,943	752,179,945
MetLife, Inc.	12,651,624	549,080,482
Prudential Financial, Inc.	3,776,451	299,774,680
Travelers Cos., Inc.	6,817,038	809,250,581

		$3,025,697,206
Machinery & Tools - 3.0%
Caterpillar, Inc.	1,555,787	$127,496,745
Deere & Co.	1,219,307	103,092,407
Eaton Corp. PLC	5,899,045	392,522,454
Illinois Tool Works, Inc.	3,037,060	360,954,581
Ingersoll-Rand Co. Ltd., “A”	2,920,864	198,589,543

		$1,182,655,730
Major Banks - 11.7%
Bank of New York Mellon Corp.	9,590,068	$399,618,134
Goldman Sachs Group, Inc.	4,181,763	708,641,558
JPMorgan Chase & Co.	25,803,429	1,741,731,458
PNC Financial Services Group, Inc.	4,167,390	375,481,839
State Street Corp.	4,346,272	305,282,145
Wells Fargo & Co.	22,258,183	1,130,715,696

		$4,661,470,830
Medical & Health Technology & Services - 1.2%
Express Scripts Holding Co. (a)	3,311,655	$240,757,319
McKesson Corp.	1,318,901	243,495,503

		$484,252,822

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 6.5%
Abbott Laboratories	11,141,509	$468,166,208
Danaher Corp.	5,529,602	450,164,899
Medtronic PLC	10,351,113	900,857,364
St. Jude Medical, Inc.	3,873,087	301,790,939
Thermo Fisher Scientific, Inc.	3,116,850	474,353,402

		$2,595,332,812
Oil Services - 1.3%
National Oilwell Varco, Inc.	3,118,495	$104,594,322
Schlumberger Ltd.	5,491,437	433,823,523

		$538,417,845
Other Banks & Diversified Financials - 4.4%
American Express Co.	5,110,287	$335,132,621
BB&T Corp.	5,579,345	214,804,783
Citigroup, Inc.	9,110,915	434,955,082
U.S. Bancorp	17,024,674	751,639,357

		$1,736,531,843
Pharmaceuticals - 8.0%
Johnson & Johnson	12,046,168	$1,437,589,689
Merck & Co., Inc.	9,832,779	617,400,193
Novartis AG	1,265,518	99,589,338
Pfizer, Inc.	26,656,035	927,630,018
Roche Holding AG	363,037	88,512,300

		$3,170,721,538
Printing & Publishing - 0.7%
Moody’s Corp.	1,793,040	$194,885,518
S&P Global, Inc.	691,526	85,431,122
Time, Inc.	371,581	5,239,292

		$285,555,932
Railroad & Shipping - 1.2%
Canadian National Railway Co.	3,193,750	$205,390,063
Union Pacific Corp.	2,929,378	279,843,480

		$485,233,543
Specialty Stores - 0.3%
Advance Auto Parts, Inc.	699,540	$110,093,605

Telecommunications - Wireless - 0.2%
Vodafone Group PLC	27,334,633	$82,503,406

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 1.5%
Verizon Communications, Inc.	11,461,718	$599,791,703

Tobacco - 3.8%
Altria Group, Inc.	3,453,279	$228,227,209
Philip Morris International, Inc.	13,036,621	1,302,749,537

		$1,530,976,746
Trucking - 1.4%
United Parcel Service, Inc., “B”	5,014,471	$547,680,523

Utilities - Electric Power - 1.0%
Duke Energy Corp.	3,775,903	$300,788,433
Xcel Energy, Inc.	2,078,907	85,983,594

		$386,772,027
Total Common Stocks (Identified Cost, $26,600,182,138)		$39,333,949,661

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.38% (v) (Identified Cost, $640,928,994)	640,928,994	$640,928,994
Total Investments (Identified Cost, $27,241,111,132)		$39,974,878,655

Other Assets, Less Liabilities - (0.3)%		(136,861,521)
Net Assets - 100.0%		$39,838,017,134

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $26,600,182,138)	$39,333,949,661
Underlying affiliated funds, at value (identified cost, $640,928,994)	640,928,994
Total investments, at value (identified cost, $27,241,111,132)	$39,974,878,655
Receivables for
Investments sold	3,417,812
Fund shares sold	84,233,716
Interest and dividends	107,739,388
Other assets	36,560
Total assets	$40,170,306,131
Liabilities
Payables for
Investments purchased	$260,090,482
Fund shares reacquired	61,345,475
Payable to affiliates
Investment adviser	1,029,527
Shareholder servicing costs	7,923,282
Distribution and service fees	252,271
Program manager fees	68
Payable for independent Trustees’ compensation	4,122
Accrued expenses and other liabilities	1,643,770
Total liabilities	$332,288,997
Net assets	$39,838,017,134
Net assets consist of
Paid-in capital	$26,616,881,802
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,733,626,246
Accumulated net realized gain (loss) on investments and foreign currency	377,164,562
Undistributed net investment income	110,344,524
Net assets	$39,838,017,134
Shares of beneficial interest outstanding	1,106,890,723

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$9,033,842,338	251,441,163	$35.93
Class B	154,741,663	4,331,737	35.72
Class C	1,538,605,111	43,336,645	35.50
Class I	17,134,836,024	474,219,994	36.13
Class R1	27,096,360	768,328	35.27
Class R2	567,664,503	15,952,198	35.59
Class R3	1,903,910,122	53,165,742	35.81
Class R4	3,233,420,609	89,958,679	35.94
Class R6 (formerly Class R5)	6,218,953,876	173,014,167	35.94
Class 529A	18,624,681	522,158	35.67
Class 529B	940,628	26,666	35.27
Class 529C	5,381,219	153,246	35.11

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $38.12 [100 / 94.25 x $35.93] and $37.85 [100 / 94.25 x $35.67], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$878,536,016
Interest	425,748
Dividends from underlying affiliated funds	1,413,901
Foreign taxes withheld	(5,165,504)
Total investment income	$875,210,161
Expenses
Management fee	$186,721,102
Distribution and service fees	44,762,627
Shareholder servicing costs	33,872,763
Program manager fees	23,154
Administrative services fee	638,276
Independent Trustees’ compensation	238,744
Custodian fee	731,053
Shareholder communications	1,338,001
Audit and tax fees	69,772
Legal fees	387,699
Miscellaneous	1,894,215
Total expenses	$270,677,406
Fees paid indirectly	(806)
Reduction of expenses by investment adviser and distributor	(15,012,433)
Net expenses	$255,664,167
Net investment income	$619,545,994
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$863,645,284
Foreign currency	(1,094,750)
Net realized gain (loss) on investments and foreign currency	$862,550,534
Change in unrealized appreciation (depreciation)
Investments	$3,214,337,950
Translation of assets and liabilities in foreign currencies	579,667
Net unrealized gain (loss) on investments and foreign currency translation	$3,214,917,617
Net realized and unrealized gain (loss) on investments and foreign currency	$4,077,468,151
Change in net assets from operations	$4,697,014,145

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2016	2015
Change in net assets
From operations
Net investment income	$619,545,994	$679,496,229
Net realized gain (loss) on investments and foreign currency	862,550,534	1,251,570,790
Net unrealized gain (loss) on investments and foreign currency translation	3,214,917,617	(1,605,731,787)
Change in net assets from operations	$4,697,014,145	$325,335,232
Distributions declared to shareholders
From net investment income	$(631,287,372)	$(716,352,511)
From net realized gain on investments	(1,243,632,740)	(905,973,115)
Total distributions declared to shareholders	$(1,874,920,112)	$(1,622,325,626)
Change in net assets from fund share transactions	$3,382,783,869	$537,432,078
Total change in net assets	$6,204,877,902	$(759,558,316)
Net assets
At beginning of period	33,633,139,232	34,392,697,548
At end of period (including undistributed net investment income of $110,344,524 and $123,190,848, respectively)	$39,838,017,134	$33,633,139,232

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.38	$34.70	$29.81	$24.90	$21.83
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.63	$0.69	$0.50	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	3.81	(0.36)	5.41	5.08	3.05
Total from investment operations	$4.35	$0.27	$6.10	$5.58	$3.48
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.67)	$(0.63)	$(0.48)	$(0.41)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.80)	$(1.59)	$(1.21)	$(0.67)	$(0.41)
Net asset value, end of period (x)	$35.93	$33.38	$34.70	$29.81	$24.90
Total return (%) (r)(s)(t)(x)	13.55	0.68	20.78	22.75	16.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.90	0.93	0.95
Expenses after expense reductions (f)	0.86	0.86	0.88	0.92	0.93
Net investment income	1.60	1.80	2.10	1.80	1.86
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$9,033,842	$8,478,761	$9,448,535	$8,058,858	$6,628,244

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.19	$34.50	$29.64	$24.76	$21.70
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.37	$0.44	$0.29	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	3.79	(0.35)	5.38	5.05	3.03
Total from investment operations	$4.07	$0.02	$5.82	$5.34	$3.29
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.41)	$(0.38)	$(0.27)	$(0.23)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.54)	$(1.33)	$(0.96)	$(0.46)	$(0.23)
Net asset value, end of period (x)	$35.72	$33.19	$34.50	$29.64	$24.76
Total return (%) (r)(s)(t)(x)	12.68	(0.06)	19.89	21.82	15.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.65	1.68	1.70
Expenses after expense reductions (f)	1.61	1.61	1.63	1.67	1.68
Net investment income	0.85	1.05	1.35	1.05	1.11
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$154,742	$154,205	$179,284	$169,208	$167,949

See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.00	$34.33	$29.50	$24.65	$21.62
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.37	$0.44	$0.29	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	3.77	(0.36)	5.36	5.03	3.02
Total from investment operations	$4.05	$0.01	$5.80	$5.32	$3.27
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.42)	$(0.39)	$(0.28)	$(0.24)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.55)	$(1.34)	$(0.97)	$(0.47)	$(0.24)
Net asset value, end of period (x)	$35.50	$33.00	$34.33	$29.50	$24.65
Total return (%) (r)(s)(t)(x)	12.69	(0.09)	19.92	21.83	15.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.65	1.68	1.69
Expenses after expense reductions (f)	1.61	1.61	1.63	1.67	1.68
Net investment income	0.85	1.06	1.35	1.05	1.11
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$1,538,605	$1,335,968	$1,359,860	$1,090,690	$906,572

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.56	$34.88	$29.96	$25.02	$21.94
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.72	$0.78	$0.57	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	3.82	(0.36)	5.43	5.10	3.06
Total from investment operations	$4.45	$0.36	$6.21	$5.67	$3.55
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.76)	$(0.71)	$(0.54)	$(0.47)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.88)	$(1.68)	$(1.29)	$(0.73)	$(0.47)
Net asset value, end of period (x)	$36.13	$33.56	$34.88	$29.96	$25.02
Total return (%) (r)(s)(x)	13.83	0.93	21.07	23.06	16.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.65	0.68	0.70
Expenses after expense reductions (f)	0.61	0.61	0.63	0.67	0.68
Net investment income	1.84	2.06	2.35	2.05	2.11
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$17,134,836	$13,888,395	$13,905,910	$10,568,573	$7,472,693

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.79	$34.11	$29.32	$24.50	$21.48
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.36	$0.43	$0.29	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	3.74	(0.34)	5.33	5.00	3.01
Total from investment operations	$4.02	$0.02	$5.76	$5.29	$3.26
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.42)	$(0.39)	$(0.28)	$(0.24)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.54)	$(1.34)	$(0.97)	$(0.47)	$(0.24)
Net asset value, end of period (x)	$35.27	$32.79	$34.11	$29.32	$24.50
Total return (%) (r)(s)(x)	12.69	(0.07)	19.88	21.83	15.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.65	1.68	1.69
Expenses after expense reductions (f)	1.61	1.61	1.63	1.67	1.68
Net investment income	0.85	1.06	1.33	1.06	1.10
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$27,096	$27,860	$33,390	$33,485	$32,389

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.08	$34.40	$29.56	$24.69	$21.66
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.54	$0.60	$0.43	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	3.78	(0.35)	5.36	5.04	3.01
Total from investment operations	$4.23	$0.19	$5.96	$5.47	$3.38
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.59)	$(0.54)	$(0.41)	$(0.35)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.72)	$(1.51)	$(1.12)	$(0.60)	$(0.35)
Net asset value, end of period (x)	$35.59	$33.08	$34.40	$29.56	$24.69
Total return (%) (r)(s)(x)	13.27	0.43	20.48	22.47	15.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.15	1.15	1.18	1.20
Expenses after expense reductions (f)	1.11	1.11	1.13	1.17	1.18
Net investment income	1.35	1.54	1.84	1.55	1.61
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$567,665	$521,592	$607,340	$572,590	$517,005

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.28	$34.60	$29.73	$24.83	$21.78
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.63	$0.69	$0.50	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	3.79	(0.35)	5.39	5.07	3.03
Total from investment operations	$4.33	$0.28	$6.08	$5.57	$3.46
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.68)	$(0.63)	$(0.48)	$(0.41)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.80)	$(1.60)	$(1.21)	$(0.67)	$(0.41)
Net asset value, end of period (x)	$35.81	$33.28	$34.60	$29.73	$24.83
Total return (%) (r)(s)(x)	13.54	0.69	20.77	22.77	16.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.90	0.93	0.95
Expenses after expense reductions (f)	0.86	0.86	0.87	0.91	0.93
Net investment income	1.60	1.80	2.11	1.80	1.86
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$1,903,910	$1,571,281	$1,559,863	$1,299,126	$1,022,504

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.40	$34.72	$29.82	$24.90	$21.84
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.72	$0.77	$0.57	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	3.80	(0.36)	5.42	5.08	3.04
Total from investment operations	$4.42	$0.36	$6.19	$5.65	$3.53
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.76)	$(0.71)	$(0.54)	$(0.47)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.88)	$(1.68)	$(1.29)	$(0.73)	$(0.47)
Net asset value, end of period (x)	$35.94	$33.40	$34.72	$29.82	$24.90
Total return (%) (r)(s)(x)	13.80	0.93	21.11	23.09	16.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.65	0.68	0.70
Expenses after expense reductions (f)	0.61	0.61	0.63	0.67	0.68
Net investment income	1.85	2.05	2.34	2.07	2.10
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$3,233,421	$2,787,041	$3,283,133	$2,892,340	$2,907,088

See Notes to Financial Statements

26

Financial Highlights – continued

Class R6 (formerly Class R5) (y)	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.40	$34.72	$29.82	$24.90	$21.81
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.76	$0.82	$0.60	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	3.80	(0.36)	5.40	5.07	3.08
Total from investment operations	$4.46	$0.40	$6.22	$5.67	$3.54
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.80)	$(0.74)	$(0.56)	$(0.45)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.92)	$(1.72)	$(1.32)	$(0.75)	$(0.45)
Net asset value, end of period (x)	$35.94	$33.40	$34.72	$29.82	$24.90
Total return (%) (r)(s)(x)	13.93	1.04	21.23	23.18	16.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.54	0.55	0.57	0.77
Expenses after expense reductions (f)	0.50	0.50	0.53	0.56	0.76
Net investment income	1.95	2.17	2.48	2.12	1.98
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$6,218,954	$4,846,172	$3,995,830	$2,362,012	$940,695

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529A	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.15	$34.48	$29.62	$24.74	$21.70
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.63	$0.69	$0.49	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	3.79	(0.36)	5.38	5.05	3.02
Total from investment operations	$4.32	$0.27	$6.07	$5.54	$3.44
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.68)	$(0.63)	$(0.47)	$(0.40)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.80)	$(1.60)	$(1.21)	$(0.66)	$(0.40)
Net asset value, end of period (x)	$35.67	$33.15	$34.48	$29.62	$24.74
Total return (%) (r)(s)(t)(x)	13.55	0.67	20.84	22.73	16.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.03	1.05
Expenses after expense reductions (f)	0.86	0.86	0.87	0.93	0.98
Net investment income	1.59	1.82	2.11	1.79	1.80
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$18,625	$16,543	$14,547	$10,899	$8,195

See Notes to Financial Statements

28

Financial Highlights – continued

Class 529B	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.78	$34.08	$29.29	$24.48	$21.45
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.47	$0.42	$0.27	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	3.73	(0.34)	5.32	4.99	3.01
Total from investment operations	$4.02	$0.13	$5.74	$5.26	$3.25
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.51)	$(0.37)	$(0.26)	$(0.22)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.53)	$(1.43)	$(0.95)	$(0.45)	$(0.22)
Net asset value, end of period (x)	$35.27	$32.78	$34.08	$29.29	$24.48
Total return (%) (r)(s)(t)(x)	12.70	0.27	19.85	21.74	15.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.37	1.75	1.78	1.79
Expenses after expense reductions (f)	1.58	1.27	1.67	1.71	1.73
Net investment income	0.87	1.38	1.30	1.00	1.05
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$941	$888	$1,026	$1,013	$963

See Notes to Financial Statements

29

Financial Highlights – continued

Class 529C	Years ended 8/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.66	$34.00	$29.23	$24.43	$21.43
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.35	$0.41	$0.27	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	3.73	(0.36)	5.32	4.99	2.99
Total from investment operations	$3.99	$(0.01)	$5.73	$5.26	$3.23
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.41)	$(0.38)	$(0.27)	$(0.23)
From net realized gain on investments	(1.24)	(0.92)	(0.58)	(0.19)	—
Total distributions declared to shareholders	$(1.54)	$(1.33)	$(0.96)	$(0.46)	$(0.23)
Net asset value, end of period (x)	$35.11	$32.66	$34.00	$29.23	$24.43
Total return (%) (r)(s)(t)(x)	12.64	(0.14)	19.85	21.80	15.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.78	1.79
Expenses after expense reductions (f)	1.65	1.66	1.67	1.72	1.73
Net investment income	0.80	1.03	1.28	1.00	1.06
Portfolio turnover	12	12	13	12	14
Net assets at end of period (000 omitted)	$5,381	$4,434	$3,981	$3,387	$2,610

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. On June 1, 2012, Class R5 shares were offered for sale to the public. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

31

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

32

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of August 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$39,333,949,661	$—	$—	$39,333,949,661
Mutual Funds	640,928,994	—	—	640,928,994
Total Investments	$39,974,878,655	$—	$—	$39,974,878,655

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $82,503,406 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

33

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

34

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/16	8/31/15
Ordinary income (including any short-term capital gains)	$675,250,066	$807,010,806
Long-term capital gains	1,199,670,046	815,314,820
Total distributions	$1,874,920,112	$1,622,325,626

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/16
Cost of investments	$27,421,815,827
Gross appreciation	12,774,802,929
Gross depreciation	(221,740,101)
Net unrealized appreciation (depreciation)	$12,553,062,828
Undistributed ordinary income	110,346,835
Undistributed long-term capital gain	566,285,959
Post-October capital loss deferral	(8,416,702)
Other temporary differences	(143,588)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

35

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/16	Year ended 8/31/15	Year ended 8/31/16	Year ended 8/31/15
Class A	$143,652,211	$176,815,412	$317,518,220	$239,583,600
Class B	1,365,556	2,033,302	5,620,466	4,634,261
Class C	13,003,027	16,712,982	50,501,471	36,311,961
Class I	279,002,684	310,550,735	516,393,410	373,030,365
Class R1	242,154	386,051	980,245	860,444
Class R2	7,506,322	9,756,021	19,304,965	15,646,860
Class R3	27,575,912	31,583,229	60,955,804	42,200,616
Class R4	55,632,088	68,323,476	102,703,354	85,489,253
Class R6 (formerly Class R5)	102,970,243	99,810,687	168,819,722	107,673,294
Class 529A	285,400	312,863	629,492	402,549
Class 529B	8,069	14,702	32,356	27,726
Class 529C	43,706	53,051	173,235	112,186
Total	$631,287,372	$716,352,511	$1,243,632,740	$905,973,115
Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $20 billion up to $25 billion, 0.42% of average daily net assets in excess of $25 billion up to $30 billion, 0.40% of average daily net assets in excess of $30 billion up to $35 billion, 0.38% of average daily net assets in excess of $35 billion up to $40 billion, and 0.36% of average daily nets assets in excess of $40 billion. This written agreement will terminate on December 28, 2016. For the year ended August 31, 2016, this management fee reduction amounted to $12,361,513, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2016, this management fee reduction amounted to $2,555,479, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.48% of the fund’s average daily net assets.

36

Notes to Financial Statements – continued

Effective December 29, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Next $10 billion of average daily net assets	0.50%
Next $5 billion of average daily net assets	0.45%
Next $5 billion of average daily net assets	0.42%
Next $5 billion of average daily net assets	0.40%
Next $5 billion of average daily net assets	0.38%
Average daily net assets in excess of $40 billion	0.36%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,618,456 and $11,329 for the year ended August 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$21,877,141
Class B	0.75%	0.25%	1.00%	1.00%	1,525,267
Class C	0.75%	0.25%	1.00%	1.00%	14,147,360
Class R1	0.75%	0.25%	1.00%	1.00%	265,507
Class R2	0.25%	0.25%	0.50%	0.50%	2,653,800
Class R3	—	0.25%	0.25%	0.25%	4,192,857
Class 529A	—	0.25%	0.25%	0.21%	43,404
Class 529B	0.75%	0.25%	1.00%	0.93%	8,560
Class 529C	0.75%	0.25%	1.00%	1.00%	48,731
Total Distribution and Service Fees					$44,762,627

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2016, this rebate amounted to $73,131, $688, $1,498, $1, $1,005, $7,298, $70, and $173 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in

37

Notes to Financial Statements – continued

the reduction of total expenses in the Statement of Operations. For the period August 1, 2016 through August 31, 2016, the 0.75% distribution fee was not imposed for Class 529B shares.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2016, were as follows:

Amount
Class A	$62,775
Class B	128,308
Class C	93,262
Class 529B	—
Class 529C	24

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2017, unless MFD elects to extend the waiver. For the year ended August 31, 2016, this waiver amounted to $11,577 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$17,362	$8,681
Class 529B	918	459
Class 529C	4,874	2,437
Total Program Manager Fees and Waivers	$23,154	$11,577

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2016, the fee was $1,622,872, which equated to 0.0045% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $32,249,891.

38

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2016 was equivalent to an annual effective rate of 0.0018% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $473 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,311 at August 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2016, the fee paid by the fund under this agreement was $91,890 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 26 shares of Class R6 for an aggregate amount of $856. On March 16, 2016, MFS redeemed 40,429 shares of Class I for an aggregate amount of $1,341,422.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure

39

Notes to Financial Statements – continued

that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $90,688,397 and $10,788,018, respectively. The sales transactions resulted in net realized gains (losses) of $2,988,849.

(4) Portfolio Securities

For the year ended August 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $6,776,828,539 and $4,225,556,753, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	56,768,963	$1,904,117,260	49,247,083	$1,720,304,533
Class B	519,166	17,360,213	474,210	16,501,936
Class C	8,152,513	270,588,495	5,808,165	200,501,020
Class I	145,431,576	4,938,317,915	108,642,298	3,817,171,582
Class R1	163,031	5,375,906	201,725	6,961,964
Class R2	3,849,909	128,332,720	2,984,429	103,269,247
Class R3	18,949,088	639,478,504	12,269,841	427,977,506
Class R4	27,256,586	905,372,336	16,837,981	590,906,632
Class R6 (formerly Class R5)	57,025,963	1,914,833,944	38,456,054	1,339,033,730
Class 529A	94,052	3,127,505	92,705	3,229,160
Class 529B	4,894	156,788	3,950	136,210
Class 529C	43,845	1,439,715	38,535	1,312,684
	318,259,586	$10,728,501,301	235,056,976	$8,227,306,204

Shares issued to shareholders in reinvestment of distributions
Class A	12,787,124	$421,657,414	11,020,501	$381,730,885
Class B	193,930	6,372,721	175,247	6,042,490
Class C	1,327,523	43,374,651	1,024,530	35,140,048
Class I	17,177,750	569,272,041	13,805,145	480,639,440
Class R1	37,672	1,222,399	36,589	1,246,495
Class R2	779,535	25,481,542	709,794	24,369,239
Class R3	2,693,294	88,531,682	2,136,330	73,783,097
Class R4	4,591,727	151,372,851	4,260,453	147,555,149
Class R6 (formerly Class R5)	7,489,730	246,831,433	5,502,107	190,678,543
Class 529A	27,903	913,451	20,774	715,051
Class 529B	1,246	40,425	1,245	42,428
Class 529C	6,711	216,941	4,865	165,237
	47,114,145	$1,555,287,551	38,697,580	$1,342,108,102

40

Notes to Financial Statements – continued

	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(72,124,211)	$(2,423,599,803)	(78,558,228)	$(2,744,481,700)
Class B	(1,027,622)	(34,444,392)	(1,199,156)	(41,789,184)
Class C	(6,623,806)	(220,702,727)	(5,967,557)	(206,426,604)
Class I	(102,196,743)	(3,464,029,826)	(107,304,538)	(3,788,807,965)
Class R1	(282,106)	(9,326,974)	(367,516)	(12,669,041)
Class R2	(4,445,949)	(148,071,701)	(5,581,617)	(193,853,004)
Class R3	(15,692,059)	(518,179,133)	(12,271,908)	(428,092,172)
Class R4	(25,344,379)	(855,036,285)	(32,216,590)	(1,123,785,299)
Class R6 (formerly Class R5)	(36,595,792)	(1,223,113,334)	(13,949,102)	(489,679,864)
Class 529A	(98,814)	(3,186,555)	(36,398)	(1,265,083)
Class 529B	(6,559)	(219,387)	(8,208)	(282,744)
Class 529C	(33,065)	(1,094,866)	(24,740)	(849,568)
	(264,471,105)	$(8,901,004,983)	(257,485,558)	$(9,031,982,228)

Net change
Class A	(2,568,124)	$(97,825,129)	(18,290,644)	$(642,446,282)
Class B	(314,526)	(10,711,458)	(549,699)	(19,244,758)
Class C	2,856,230	93,260,419	865,138	29,214,464
Class I	60,412,583	2,043,560,130	15,142,905	509,003,057
Class R1	(81,403)	(2,728,669)	(129,202)	(4,460,582)
Class R2	183,495	5,742,561	(1,887,394)	(66,214,518)
Class R3	5,950,323	209,831,053	2,134,263	73,668,431
Class R4	6,503,934	201,708,902	(11,118,156)	(385,323,518)
Class R6 (formerly Class R5)	27,919,901	938,552,043	30,009,059	1,040,032,409
Class 529A	23,141	854,401	77,081	2,679,128
Class 529B	(419)	(22,174)	(3,013)	(104,106)
Class 529C	17,491	561,790	18,660	628,353
	100,902,626	$3,382,783,869	16,268,998	$537,432,078

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund and the MFS Moderate Allocation Fund were each the owners of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Managed Wealth Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

41

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2016, the fund’s commitment fee and interest expense were $161,415 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	437,841,714	4,388,268,583	(4,185,181,303)	640,928,994

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,413,901	$640,928,994

(8) Subsequent Event

On September 23, 2016, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $279,982,234. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $136,075,237 for the fund.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund (one of the series constituting the MFS Series Trust I) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2016

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

47

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

49

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $20 billion, $25 billion, $30 billion, $35 billion and $40 billion, each of which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective as of December 29, 2016. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

51

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

53

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,409,515,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 99.61% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2016 and 2015, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2016	2015
Fees Billed by Deloitte
MFS Global Leaders Fund+	0	44,891
MFS Low Volatility Global Equity Fund	44,531	44,531
MFS U.S. Government Cash Reserve Fund	31,401	31,401

Total	75,932	120,823

	Audit Fees
	2016	2015
Fees Billed by E&Y
MFS Core Equity Fund	44,492	44,492
MFS Low Volatility Equity Fund	38,525	29,212
MFS New Discovery Fund	44,503	44,503
MFS Research International Fund	47,430	47,430
MFS Technology Fund	44,492	44,492
MFS Value Fund	44,618	44,618

Total	264,060	254,747

For the fiscal years ended August 31, 2016 and 2015, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees Billed by Deloitte
To MFS Global Leaders Fund+	0	0	8,507	5,863	0	1,003
To MFS Low Volatility Global Equity Fund	0	0	6,575	6,575	0	1,002
To MFS U.S. Government Cash Reserve Fund	0	0	3,182	3,182	0	1,080
Total fees billed by Deloitte To above Funds	0	0	18,264	15,620	0	3,085

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Global Leaders Fund*+	0	968,289	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	0	968,289	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	0	968,289	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by Deloitte
To MFS Global Leaders Fund, MFS and MFS Related Entities#+	78,785	980,155
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	76,853	980,866
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	73,460	977,551

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015[5]
Fees Billed by E&Y
To MFS Core Equity Fund	0	0	8,634	8,564	1,517	1,068
To MFS Low Volatility Equity Fund	0	0	8,246	8,212	1,008	1,001
To MFS New Discovery Fund	0	0	8,634	8,564	1,560	1,078
To MFS Research International Fund	0	0	9,073	9,003	3,849	1,387
To MFS Technology Fund	0	0	8,634	8,564	1,155	1,019
To MFS Value Fund	0	0	8,634	8,564	14,899	2,823
Total fees billed by E&Y To above Funds	0	0	51,855	51,471	23,988	8,376

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015[5]	2016	2015	2016	2015[5]
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	1,612,499	920,675	0	0	99,446	49,723
To MFS and MFS Related Entities of Low Volatility Equity Fund*	1,612,499	920,675	0	0	99,446	49,723
To MFS and MFS Related Entities of MFS New Discovery Fund*	1,612,499	920,675	0	0	99,446	49,723
To MFS and MFS Related Entities of MFS Research International Fund*	1,612,499	920,675	0	0	99,446	49,723
To MFS and MFS Related Entities of MFS Technology Fund*	1,612,499	920,675	0	0	99,446	49,723
To MFS and MFS Related Entities of MFS Value Fund*	1,612,499	920,675	0	0	99,446	49,723

	Aggregate Fees for Non-audit Services
	2016	2015[5]
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	1,872,696	1,156,030
To Low Volatility Equity Fund, MFS and MFS Related Entities#	1,871,799	1,155,611
To MFS New Discovery Fund, MFS and MFS Related Entities#	1,872,739	1,156,040
To MFS Research International Fund, MFS and MFS Related Entities#	1,875,467	1,156,788
To MFS Technology Fund, MFS and MFS Related Entities#	1,872,334	1,155,981
To MFS Value Fund, MFS and MFS Related Entities#	1,888,078	1,157,785

+	MFS Global Leaders Fund closed effective November 17, 2015.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[5]	Certain fees reported in 2015 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended August 31, 2015.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: October 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: October 17, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2016

*	Print name and title of each signing officer under his or her signature.